UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Warrior Met Coal, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Stockholders,

2025 was a defining year for Warrior Met Coal, one marked by record sales and production volumes, strong full-year financial performance, and the successful start of longwall operations at our transformational Blue Creek Mine. The commencement of longwall mining at Blue Creek in October, eight months ahead of schedule and on budget, represents one of the most significant milestones in our company’s history. This achievement underscores Warrior’s operational excellence, disciplined execution, and sustained commitment to long-term stockholder value.

Warrior delivered strong full-year results, including record sales volumes, a 21% increase from the prior year, and record production volumes, a 24% increase from the prior year, driven by the meaningful initial contribution from Blue Creek. As Blue Creek ramps toward full production, it is already reshaping our cost structure, enhancing our first-quartile position on the global cost curve, and strengthening our long-term earnings capacity. This world-class mine with an estimated 40-year reserve life will be foundational to our scale, margins, and free cash flow generation for years to come. In addition, the finalization of two federal coal leases with the U.S. Department of Interior and the Bureau of Land Management in 2025 further strengthened our long-term reserve base and enhanced the visibility of our multi-decade growth strategy across Blue Creek and our other operations. We enter 2026 from a position of exceptional strength, supported by expected record volumes, continued cost discipline, prudent capital allocation, and a clear pathway to expanded long-term value creation.

Safety remained the foundation of our operations throughout the year. Warrior achieved another year of safety leadership, with a total incident rate 53% lower than the national average for underground coal mines. We continued to invest in advanced training, technology, and rigorous processes designed to protect our workforce and uphold our strong safety culture. The Board remains deeply committed to overseeing human capital development, workforce well-being, operational safety, and enterprise risk management.

We also strengthened our corporate governance framework and expanded oversight of cybersecurity, regulatory compliance, and other key areas of risk, reflecting our commitment to transparent and responsible leadership. Ongoing engagement with our stockholders continues to inform Board priorities and enhance our governance practices.

With Blue Creek ramping steadily, a strong operational foundation, and a talented and dedicated workforce, Warrior enters 2026 well positioned to continue delivering long-term, sustainable value for our stockholders.

On behalf of the full Board and Warrior team, thank you for your continued support.

Sincerely,

J. Brett Harvey

Chairman

March 10, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

WARRIOR MET COAL, INC.

Date: Monday, April 20, 2026	Time: 9:00 a.m. (Central Time)	Place: Virtual Attendance Only

Business of the Annual Meeting of Stockholders

Instructions on how to participate in the virtual annual meeting can be found at www.cesonlineservices.com/hcc26_vm. The annual meeting of Warrior Met Coal, Inc. (the “Company”) is being held for the following purposes:

(1)
To elect six director nominees to the Board of Directors;
(2)
To approve the adoption of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan (the “2026 Equity Plan”);
(3)
To hold a non-binding advisory vote on the compensation of the Company’s named executive officers (the “NEOs”);
(4)
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and
(5)
To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR each of the six director nominees; FOR the adoption of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan; FOR the approval on an advisory basis of the compensation of the Company’s NEOs; and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Only stockholders who owned shares of our common stock at the close of business on March 3, 2026 are entitled to notice of and to vote at this annual meeting or any adjournments or postponements that may take place.

You may only participate in the virtual annual meeting by registering in advance at www.cesonlineservices.com/hcc26_vm prior to the deadline of 9:00 a.m. (Central Time) on April 19, 2026. Please have the control number included on your Notice of Internet Availability of Proxy Materials or proxy card available, and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the virtual annual meeting and will permit them to submit questions and vote during the meeting. There is no physical location for the annual meeting.

Warrior	2026 Proxy Statement	i

Whether or not you plan to participate in the virtual annual meeting, we urge you to review these materials carefully, which are available at www.viewourmaterial.com/HCC, and to vote by one of the following means.

By Internet: Please follow the instructions on your Notice of Internet Availability of Proxy Materials or the proxy card. You will need the control number included on your Notice or proxy card to vote electronically. Your Internet vote must be received by 11:59 p.m. Eastern Daylight Time on April 19, 2026 in order to be counted for the annual meeting.

By Telephone: Call the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials or proxy card. You will need the control number included on your Notice or proxy card in order to vote by telephone. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on April 19, 2026 in order to be counted for the annual meeting.

By Mail: You may request from the Company a hard copy of the proxy materials, including the proxy card, by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request and receive the proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than April 19, 2026 in order to be counted for the annual meeting.

By Order of the Board of Directors

KELLI K. GANT

Chief Administrative Officer and Corporate Secretary

This Proxy Statement and the accompanying instruction form or proxy card are being made available on or about March 10, 2026.

ii	Warrior	2026 Proxy Statement

Warrior	2026 Proxy Statement	iii

Appendix A: Warrior Met Coal, Inc. 2026 Equity Incentive Plan	A-1

iv	Warrior	2026 Proxy Statement

Company Overview

Warrior is a U.S.-based, environmentally and socially minded supplier to the global steel industry. It is dedicated entirely to mining non-thermal metallurgical (“steelmaking”) coal used as a critical component of steel production. Warrior is a large-scale, low-cost producer and exporter of premium-quality steelmaking coal, also known as hard-coking coal (HCC), operating highly efficient longwall operations in its underground mines based in Alabama. We believe our long-term success is built on a continuous investment in the safety and wellbeing of our people and our unwavering dedication to proactive environmental stewardship.

Our Strategy

> Maximize profitable production

and manage capital expenditures to keep mines well capitalized and efficient

> Maximize strategic organic growth and profitability

via strategic organic projects and the Blue Creek Mine, which, along with Mine 4 and Mine 7, are expected to yield high returns for ~4 decades

> Broaden our marketing reach

via following a commercial strategy focused on optimizing our net price realizations

> Capitalize on opportunities for technological innovation

to continue to reduce our impact on the environment

Alabama-based supplier to the global steel industry	1450+ employees focused on mining steelmaking coal

Reliable supplier of premium quality steelmaking coal	High returns with organic growth

Focused solely on mining non-thermal metallurgical coal (“steelmaking coal”)	Supporting growing demand for products foundational to a sustainable, less carbon-intensive economy

World-Class Blue Creek Mine Commences Longwall Operation

Warrior commenced longwall operations at the Blue Creek Mine in October 2025, eight months ahead of schedule and on budget. Our strategic positioning of the Blue Creek Mine, Mine 4, and Mine 7, bolstered by approximately 40 years of reserves, cements our role as a long-term, low-cost producer of premium quality steelmaking coal, and provides us with the ability to foster significant economic growth and long-term career opportunities.

2025 Financial Highlights

$57.0M

Net income

$256.5M

Adjusted EBITDA*

+21%

YoY increase in sales volumes

+24%

YoY increase in production volumes

$17.8M

Returned via dividends to stockholders in 2025

*See the accompanying 2025 Annual Report to Stockholders for a discussion of our use of “Adjusted EBITDA,” a non-GAAP financial measure, and a reconciliation of Adjusted EBITDA to net income.

Warrior	2026 Proxy Statement	1

Director Overview

			Director		Other Current Public Company	Committees
Director	Current Role	Age	Since	Independent	Boards	A	HRC	NCG	SEHS	Key Skills

J. Brett Harvey Board Chair	Former Chairman, CONSOL Energy	75	2017		2		CHAIR			Mining Industry Corporate Governance International/M&A

Walter J. Scheller, III	CEO of Warrior Met Coal	65	2016		0					CEO Experience Mining Industry Labor/Human Resources

Kimberly Y. Chainey	Senior Vice President, Chief Legal Officer of Veralto Corporation	50	2025		0					Corporate Governance Health, Safety & Environmental International/M&A

Lisa M. Schnorr	Former SVP and Project Lead of Digital Enablement, Constellation Brands	60	2022		1			CHAIR		Financial Expertise Labor/Human Resources International/M&A

Alan H. Schumacher	Former EVP and CFO, American National Can Corporation	79	2017		2	CHAIR				Financial Expertise Labor/Human Resources Corporate Governance

Stephen D. Williams	Former CEO, Mechel Bluestone	62	2016		0				CHAIR	Health, Safety & Environmental International/M&A Marketing/ Communications

A = Audit | HRC = Human Resources and Compensation | NCG = Nominating & Corporate Governance |
SEHS = Sustainability, Environmental, Health & Safety

2	Warrior	2026 Proxy Statement

2025 Board Highlights

25%

Committee leadership roles held by women

100%

Directors bring labor or human resources expertise

33%

Diverse based on gender or race/ethnicity

7 years

Average director tenure

65 years

Average director age

Skills Highlights

CEO Experience

Corporate Governance/ Corporate Responsibility Experience

Financial Expertise

Health, Safety & Environmental Expertise

International / M&A Execution Experience

Labor / Human Resources Experience

Marketing / Communications Experience

Mining Knowledge Expertise

Warrior	2026 Proxy Statement	3

Corporate Governance Highlights

Warrior is committed to leading governance practices and maintains a robust corporate governance framework to support effective and independent oversight of the Company’s long-term growth and shareholder value creation strategy.

Independent Board Structure

• 5 of 6 independent directors

• Independent Board Chair

• 100% independent key governance committees

• Regular executive sessions of independent directors

• Robust CEO and Board succession planning

Accountable to Stockholders

• Majority vote standard for annual Board elections

• Annual Say-on-Pay vote

• Majority vote standard for M&A approval and bylaws and charter amendments

• Annual Board and committee evaluations, individual director self-evaluations

Aligned with Stockholder Interests

• All directors and executives own company stock

• Stock ownership guidelines and equity retention requirements for directors and officers

• Proxy access rights

• Retirement policy for directors, subject to exceptions granted by the Board of Directors

• Regular shareholder engagement program with independent director participation

• Double-trigger change-in-control provision for all equity awards starting in 2025

Robust Risk Oversight

• Dedicated Sustainability, Environmental, Health and Safety Committee oversees sustainability initiatives and risks

• All directors possess experience and background in labor and human relations management

• Risk oversight by full Board and designated committees, including formal risk assessment and management processes involving our senior leadership

RECENT GOVERNANCE ENHANCEMENTS ADOPTED IN RESPONSE TO

SHAREHOLDER PREFERENCES

- Adopted proxy access rights

- Adopted a stockholder rights plan policy to require stockholder approval

- Initiated a respect for human rights assessment conducted by an independent third-party

Proposals relating to these items received substantial shareholder support at our 2024 Annual Meeting.

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Supporting the Safety and Well-Being of Our People

Our team members are the cornerstone of our success and continuous investment in employees is a strategic priority. We adhere to labor laws and maintain a Human Rights Policy that protects and supports workers’ rights, including the right to unionize and collectively bargain without fear of reprisal, intimidation or harassment.

Our unwavering commitment to our people’s safety encompasses every aspect of our business and ensures the well-being of our employees will always be our top priority. Our operations are guided by the rigorous risk mitigation and safety protocols we enforce. We work to take care of our people with our ultimate goal being zero safety incidents.

4.2
National Incident Rate
For Underground Mines
(through June 30, 2025)
53%
LOWER
1.96
Warrior's 2025
Total Reportable
Incident Rate
(as of December 31, 2025)

2025 HIGHLIGHTS
57,000+ Total training hours consisting of Organizational Development, Learning & Development, and Technical Training
37,000+ Above required training hours
14% Increase in total training hours
400+ Employees received Basic Life Support (BLS) Provider Certifications

Active Employee Engagement	Regular employee engagement survey Confidential, third-party managed hotline to report violations of company policy	Commitment to Human Rights

Human Rights Policy guided by international principles and standards

Annual training provided to all of our employees on various elements of our human rights program

Board initiated proactive assessment on Company’s respect for human rights

Continuous Employee Investments	In the top 10% of wage earners in Alabama for 2022, 2023, 2024 and 2025 Paid for 100% of our employee’s health insurance premiums	Robust Oversight of Labor Practices	Human Resources and Compensation Committee oversees talent strategy, with regular updates from Chief Administrative Officer on labor relations and results of the employee engagement survey

Warrior	2026 Proxy Statement	5

2025 Executive Compensation Program Highlights

The Board is committed to maintaining robust pay for performance alignment within our executive compensation program. We tie the majority of executive compensation to rigorous performance metrics and stock price achievements to ensure executive pay is aligned with our stockholder’s experience.

2025 Shareholder-Aligned Incentive Program Outcomes

ANNUAL INCENTIVE ~179% of target payout	PSU PAYOUT 200% of target payout

6	Warrior	2026 Proxy Statement

PROXY STATEMENT FOR THE Annual Meeting of Stockholders

TO BE HELD Monday, APRIL 20, 2026

This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Warrior Met Coal, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting on Monday, April 20, 2026 at 9:00 a.m. (Central Time). This year we will be conducting the Annual Meeting online via live webcast in order to allow our stockholders and other attendees to participate from any location and to reduce the environmental impact of our annual meeting.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.cesonlineservices.com/hcc26_vm. You may only participate in the virtual annual meeting by registering prior to the deadline of 9:00 a.m. (Central Time) on April 19, 2026. Please have the control number included on your Notice of Internet Availability of Proxy Materials or proxy card available, and follow the instructions at www.cesonlineservices.com/hcc26_vm to complete your registration request. See additional instructions below under “General Information About the Annual Meeting — How do I register to attend the Annual Meeting virtually on the Internet?”

In this Proxy Statement, unless otherwise stated or indicated by context, the terms “Warrior,” the “Company,” “we,” “our” and “us” refer to Warrior Met Coal, Inc. and its subsidiaries.

Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting. On or about March 10, 2026, we began sending a Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.

We encourage all of our stockholders to vote prior to or during the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote. If you would like additional copies of this document, need to obtain a proxy card, or need assistance voting, please contact Sodali & Co, the Company’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of the documents that you request.

333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders Call Toll Free: (833) 924-7454
Hcc.info@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on April 20, 2026

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company’s 2025 Annual Report to Stockholders are available free of charge to view, print and download at www.viewourmaterial.com/HCC.

Additionally, you can find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.warriormetcoal.com (under the “SEC Filings” link). You may also obtain a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, free of charge, from us by sending a written request to: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Warrior	2026 Proxy Statement	7

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

How can I participate in the Annual Meeting?

The Annual Meeting will take place on Monday, April 20, 2026 at 9:00 a.m. (Central Time). The Annual Meeting will be a virtual meeting of stockholders conducted exclusively by live webcast. No physical meeting will occur.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.cesonlineservices.com/hcc26_vm. You also will be able to vote your shares online by attending the Annual Meeting by webcast. You may only participate in the virtual annual meeting by registering prior to the deadline of 9:00 a.m. (Central Time) on April 19, 2026. See additional instructions below under “General Information About the Annual Meeting — How do I register to attend the Annual Meeting virtually on the Internet?”

The online meeting will begin promptly at 9:00 a.m. (Central Time). We encourage you to access the meeting prior to the start time, leaving ample time to check in.

How do I register to attend the Annual Meeting virtually on the Internet?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the Record Date and guests of the Company. Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register by 9:00 a.m. (Central Time) on April 19, 2026. To pre-register for the meeting, please follow these instructions:

Registered Stockholders: Stockholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting www.cesonlineservices.com/hcc26_vm. Please have your Notice of Internet Availability of Proxy Materials or proxy card containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 9:00 a.m. (Central Time) on April 19, 2026.

Beneficial Stockholders: Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting www.cesonlineservices.com/hcc26_vm. Please have your Notice, voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 9:00 a.m. (Central Time) on April 19, 2026.

Questions on how to pre-register: If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor: Sodali & Co, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Stockholders Call Toll Free: (833) 924-7454, Hcc.info@investor.sodali.com.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the meeting if you were a holder of the Company’s common stock, par value $0.01 per share, as of the close of business on March 3, 2026 (the “Record Date”). Our common stock is our only authorized and issued voting security. Each share of common stock is entitled to one vote on each proposal presented during the Annual Meeting.

How many shares are eligible to vote?

On the Record Date there were 52,799,430 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

8	Warrior	2026 Proxy Statement

What will I be voting on?

You will be voting on the matters listed below (with the Board’s recommendations on each matter):

Proposal		Board Recommendation	Page Reference

1	Elect the six director nominees named in this Proxy Statement	FOR	13

2	Approve the Warrior Met Coal, Inc. 2026 Equity Incentive Plan	FOR	78

3	Non-binding advisory vote to approve the compensation of our NEOs	FOR	85

4	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2026	FOR	89

5	Consider any other business properly brought before the meeting

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders of the Company hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice of Annual Meeting of Stockholders is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders, J. Brett Harvey and Kelli K. Gant, or to vote during the virtual Annual Meeting. If you request printed copies of the proxy materials, the Company will provide a proxy card for you to use. You may also vote by Internet or by telephone, as described below under the heading “How do I vote?”

Beneficial Owner: If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you are invited to participate in the virtual Annual Meeting. You also have the right to direct your broker or nominee on how to vote these shares. Your broker or nominee should have enclosed a voting instruction form for you to direct your broker or nominee how to vote your shares. You may also vote by Internet or by telephone, as described below under “How do I vote?” However, shares held in “street name” may be voted during the virtual Annual Meeting by you only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

How do I vote?

You can vote your shares:

•
by Internet by following the instructions on the Notice or the proxy card;
•
by calling the toll-free telephone number shown on the Notice or the proxy card;
•
by mail by completing, signing and returning the proxy card; or
•
by Internet during the virtual Annual Meeting.

Please read the instructions on the Notice, the proxy card or the information sent by your broker, bank or nominee. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form, and must be received by April 19, 2026 in order for the vote therein to be counted for the Annual Meeting. An Internet or telephone vote must be received by 11:59 p.m. Eastern Daylight Time on April 19, 2026 in order to be counted for the Annual Meeting. Your vote is

Warrior	2026 Proxy Statement	9

important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed Notice or proxy card. Please vote promptly.

What do I do if my shares are held by a bank or brokerage firm?

If your shares are held by a bank or brokerage firm, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.

What is the quorum requirement?

The quorum requirement for holding the Annual Meeting and transacting business is the presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of common stock entitled to be voted at such meeting. Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for the purpose of determining a quorum.

What level of stockholder vote is required to approve each proposal, what are the effects of abstentions and unmarked proxy cards, and is broker discretionary voting allowed?

Each share of our common stock is entitled to one vote with respect to each proposal. The votes required are summarized below:

	Proposal	Vote Required for Approval	Effect of Abstentions	Broker Discretionary Voting Allowed(1)	Unmarked Signed Proxy Cards

1	Election of directors	The number of votes cast for a nominee exceeds the number of votes cast against that nominee(2)	No effect	No	Voted “For” All Director Nominees

2	Approval of Warrior Met Coal, Inc. 2026 Equity Incentive Plan	Majority of votes cast by stockholders entitled to vote on the matter	No effect	No	Voted “For”

3	Non-binding advisory vote to approve the compensation of our NEOs	Majority of votes cast by stockholders entitled to vote on the matter	No effect	No	Voted “For”

4	Ratification of the appointment of the independent registered public accounting firm	Majority of votes cast by stockholders entitled to vote on the matter	No effect	Yes	Voted “For”

(1)
If you are a beneficial owner whose shares are held of record by a broker or other NYSE member organization, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote,” and when they occur, broker non-votes are not counted affirmatively or negatively with respect to any proposal. Under the NYSE rules that govern brokers who are voting with respect to shares held in street name, brokers ordinarily have the discretion to vote those shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm), but not on non-routine matters. Because broker non-votes are not voted affirmatively or negatively, they will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of Proposal 1. Because brokers are not entitled to vote on Proposal 2 or Proposal 3, broker non-votes will have no effect on the outcome of these votes.

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(2)
Pursuant to the Company’s Director Resignation Policy, an uncontested director is required to promptly tender to the Chairman of the Board of Directors an irrevocable contingent resignation in the event that the number of “For” votes with respect to such director’s election or re-election does not exceed the number of “Against” votes. The Nominating and Corporate Governance Committee of the Board is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the committee’s recommendation expeditiously following receipt, and the Company will file a Current Report on Form 8-K with the SEC in order to disclose the Board’s decision and, if applicable, its reasoning for rejecting the tendered resignation.

Can I change my vote?

At any time before the Annual Meeting you may change your vote and revoke your proxy:

If you are a record holder, by:

•
voting at a later time by telephone or the Internet (which changed telephone or Internet vote must be received by 11:59 p.m. Eastern Daylight Time on April 19, 2026);
•
voting by Internet during the Annual Meeting;
•
delivering a properly signed proxy card with a later date that is received on or before April 19, 2026; or
•
delivering written notice to our Corporate Secretary, provided such notice is received on or before April 19, 2026:

Kelli K. Gant

Warrior Met Coal, Inc.

16243 Highway 216

Brookwood, Alabama 35444.

If you hold through a broker, bank or other nominee, by:

•
submitting voting instructions by contacting your bank, broker or other nominee; or
•
otherwise complying with the instructions provided by your bank, broker or other nominee.

Participation in the virtual Annual Meeting itself will not revoke a proxy.

Who will count the votes?

The Board appointed Corporate Election Services, Inc. as the Company’s independent proxy tabulator and First Coast Results, Inc. as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation by the Board. Additionally, we will forward to management any written comments you provide on a proxy card or through other means.

What happens if other matters come up during the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know of that will be voted on during the Annual Meeting. If other matters are properly presented during the Annual Meeting and you are a stockholder of record and have submitted a completed proxy card or voting instruction form, the persons named in such proxy card or voting instruction form will vote your shares according to their best judgment.

Warrior	2026 Proxy Statement	11

Are stockholders entitled to appraisal or dissenters’ rights?

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.

Who pays for the proxy solicitation related to the Annual Meeting?

The cost of soliciting proxies will be borne by the Company. In addition to sending you these materials by mail and electronically, the Company may use the services of its officers and other employees of the Company who will receive no special compensation for their services but may be reimbursed for their out of pocket expenses to contact you personally, by telephone, electronically, in writing or in person. We will also reimburse banks, brokers and other fiduciaries for their reasonable costs in forwarding these materials to the beneficial owners of our common stock. The Company has engaged Sodali & Co to assist with the solicitation of proxies and expects to pay approximately $13,500 for these services, plus expenses.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results during the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final voting results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final results within four business days after the final results are known.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

To reduce expenses, in some cases, we are delivering one Notice or, where applicable, one set of the proxy materials, to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. For stockholders who request and receive hard copies of the proxy materials, a separate proxy card will be included with the proxy materials for each stockholder. For stockholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you have only received one Notice or one set of the proxy materials, you may request separate copies at no additional cost to you by calling us at (205) 554-6150 or by writing to us at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. If you received a Notice and you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

You may also request separate paper proxy materials or a separate Notice for future annual meetings by following the instructions in the Notice for requesting such materials, or by contacting us by calling or writing.

If I share an address with other stockholders of the Company, how can we get only one set of voting materials for future meetings?

You may request that we send you and the other stockholders who share an address with you only one Notice or one set of proxy materials by calling us at (205) 554-6150 or by writing to us at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary.

12	Warrior	2026 Proxy Statement

ITEMS OF BUSINESS REQUIRING YOUR VOTE

Proposal 1 — Election of Directors

Our Board of Directors

Our Certificate of Incorporation and Bylaws provide that our Board of Directors consists of a single class of directors and that the terms of office of the directors is one year from the time of their election until the next annual meeting of stockholders and until their successors are duly elected and qualified. In addition, our Certificate of Incorporation and Bylaws provide that, in general, vacancies on our Board may be filled by a majority of directors in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Our Certificate of Incorporation provides that the authorized number of directors will be not less than seven nor more than ten, and the exact number of directors will be fixed from time to time exclusively by our Board pursuant to a resolution adopted by a majority of the whole Board. We currently have six directors; accordingly, there is one vacancy on the Board.

The Board of Directors has nominated the six individuals named in this proposal for election as directors to serve on our Board. Each nominee is currently a member of the Board. Directors elected at the Annual Meeting will be elected to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy, but in no event may the proxies be voted for more than six nominees. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

Our Board of Directors seeks to ensure that the Board is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and the laws and stock exchange rules that govern its affairs. We have no minimum qualifications for director candidates. In general, however, our Board will review and evaluate both incumbent and potential new directors in an effort to achieve diversity of skills and experience among our directors and in light of the following criteria:

•
breadth of knowledge regarding our business or industry;
•
high-level managerial experience in large organizations;
•
specific skills, experience or expertise related to an area of importance to us, such as mining industry knowledge, government, policy, finance or law;
•
whether the candidate would be considered independent;
•
moral character and integrity;
•
commitment to our stockholders’ interests;
•
ability to provide insights and practical wisdom based on experience and expertise;
•
ability to read and understand financial statements; and
•
ability to devote the time necessary to carry out the duties of a director, including attendance at meetings and consultation on company matters.

Our Board of Directors has no specific requirements regarding diversity but believes that its membership should reflect a diversity of skills, experience and backgrounds. In assessing the experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board of Directors to conclude that each director has the appropriate qualifications to serve as a director of the Company, the Board focused on the information discussed in each of the director nominees’ individual biographies set forth on pages 16 through 21 of this Proxy Statement. Our Nominating and Corporate Governance Committee and Board also considered a number of competencies that they believe each director nominee demonstrates, including a reputation for integrity and honesty, prominence in the businesses, institutions or professions each serves, an ability to exercise sound and independent business judgment, relevant knowledge about the issues affecting the Company’s business and industry, and a commitment of service to the Company and the Board. In evaluating the suitability of the director nominees for re-election, our Nominating and Corporate

Warrior	2026 Proxy Statement	13

Governance Committee also considered each director’s past performance, including attendance at meetings and participation in and contributions to the activities of the Board and its committees, as applicable.

Qualifications and Experience of the Director Nominees

Our Nominating and Corporate Governance Committee and Board believe our director nominees possess the broad and diverse skills, experience and backgrounds required to oversee management of our large, complex global business and to carry out their responsibilities as directors. The following chart provides an overview of the experiences, expertise and skills that allow our directors to effectively oversee our strategy and operations:

Director Experience, Expertise and Skills	Importance to Warrior Met Coal

CEO Experience	CEO EXPERIENCE gives our Board strong leadership and experience across a range of corporate governance, strategic planning, finance, operational, management and succession planning matters.
Corporate Governance/Corporate Responsibility Experience

CORPORATE GOVERNANCE/CORPORATE RESPONSIBILITY EXPERIENCE supports our emphasis on strong Board and management accountability, transparency, protection of shareholder interests and long-term value creation. Knowledge of risk management principles and practices in the key risk areas the Company faces enables directors to probe risk controls and minimize exposures.

Financial Expertise

FINANCIAL EXPERTISE provides our Board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning. Experience overseeing the allocation of capital to ensure risk-adjusted financial returns, including strengthening our capital structure, evaluating investment decisions and optimizing asset portfolios, provides our Board necessary acumen when evaluating capital projects.

Health, Safety & Environmental Expertise

HEALTH, SAFETY & ENVIRONMENTAL EXPERTISE including knowledge of leading health, safety and environmental practices and related governmental requirements, including sustainability and corporate responsibility practices and reporting, gives directors a deep understanding of the regulatory environment in which the Company operates.

International/M&A Execution Experience

INTERNATIONAL/M&A EXECUTION EXPERIENCE conducting business internationally, as well as evaluating and executing potential merger or acquisition activity, is relevant to the global nature of our business and to our long-term strategic planning.

Labor/Human Resources Experience

LABOR/HUMAN RESOURCES EXPERIENCE enables directors to make important contributions to our efforts to engage in robust succession planning, designing compensation plans, maintaining positive labor relations with our workforce, and attracting and retaining high-performance employees.

Marketing/Communications Experience

MARKETING/COMMUNICATIONS EXPERIENCE provides guidance in our strategic efforts to develop new and existing markets, as well as to communicate effectively with our stakeholders - investors, communities, employees, governments, etc.

Mining Industry Knowledge

MINING INDUSTRY KNOWLEDGE at a senior level with mining operations, including production, exploration, reserves, capital projects and related technology, provides valuable, in-depth knowledge of our industry and/or the end markets we serve with a detailed understanding of our business challenges and opportunities. Also, gives our Board a practical understanding of the development and implementation of our business plan and of the risks and opportunities that can impact our operations and strategies.

14	Warrior	2026 Proxy Statement

The following matrix highlights the mix of key skills and expertise that, among other factors, led our Nominating and Corporate Governance Committee and Board to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director nominee, and the absence of a mark does not mean that a particular director does not possess that qualification or skill. The matrix also sets forth other key attributes of our directors, including age, tenure as a director, and other current public company boards.

	Director Nominees

Director Experience, Expertise and Skills	J. Brett Harvey	Kimberly Y. Chainey	Walter J. Scheller, III	Lisa M. Schnorr	Alan H. Schumacher	Stephen D. Williams

CEO Experience

Corporate Governance / Corporate Responsibility Experience

Financial Expertise

Health, Safety & Environmental Expertise

International/M&A Execution Experience

Labor/Human Resources Experience

Marketing/Communications Experience

Mining Industry Knowledge

Age (Years)	75	50	65	60	79	62

Tenure as a Director (Years)	10	1	10	3	9	10

Other Current Public Company Boards	2	0	0	1	2	0

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Nominees for Election to the Board of Directors

These are the nominees for election to the Board, as recommended by the Nominating and Corporate Governance Committee. The stock ownership with respect to each nominee is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 90.

Age: 75 Director since: 2017 Board Committees: Compensation (Chair) Nominating and Corporate Governance Key Skills: Independent Director

J. Brett Harvey, Independent Chairman of the Board

Reasons for Nomination: Mr. Harvey’s distinguished 40-plus year career in the coal mining and energy industries, including extensive experience in executive leadership roles, provides him with significant operational experience and industry-specific business knowledge that enhance the Board’s discussions on industry trends and their impact on Warrior’s business strategy. His oversight experience on several public company boards has driven several corporate transformation efforts, such as the successful execution of strategic M&A transactions. Mr. Harvey is a member of the West Virginia Coal Hall of Fame. Having served on Warrior’s Board as Lead Independent Director (2018-2022) and Chairman since 2023, Mr. Harvey also contributes to the Board his deep understanding of the Company and its strategy and culture.

Experience:

•
CONSOL Energy Inc. (NYSE: CEIX), a coal and natural gas export company
o
Chairman (2010–2016), CEO (1998–2014), President (1998–2011)
•
PacifiCorp Energy Inc., an electric power company
o
President and CEO (1995-1998), senior management positions with increasing scope of responsibilities

Other Public Directorships — Current:

•
Barrick Mining Corporation (NYSE: GOLD) (since 2005)
•
ATI Inc. (NYSE: ATI) (since 2007)

Other Public Directorships — Past:

•
CONSOL Energy Inc. (NYSE: CEIX) (1998–2016)
•
CNX Gas Corporation (NYSE: CNX) (2004–2014)

Education: B.S. in Mining and Engineering, University of Utah

16	Warrior	2026 Proxy Statement

Age: 50 Director since: 2025 Board Committees: Audit Nominating and Corporate Governance Sustainability, Environmental, Health and Safety Key Skills: Independent Director

Kimberly Y. Chainey

Reasons for Nomination: Ms. Chainey serves as Senior Vice President and Chief Legal Officer of Veralto Corporation (NYSE: VLTO). Ms. Chainey joined Veralto in December 2025. Prior to Veralto, Ms. Chainey served as Executive Vice President, Chief Legal Officer and Corporate Secretary of AptarGroup, Inc. (NYSE: ATR). Ms. Chainey joined Aptar in 2020. Ms. Chainey has over 20 years of experience as an advisor, director and officer of global companies in a variety of regulated industries, including manufacturing, transportation, consumer products, pharmaceuticals and technology.

Experience:

•
Veralto Corporation (NYSE: VLTO), a global leader in essential water and product quality solutions
o
Senior Vice President and Chief Legal Officer (since December 2025)
•
AptarGroup, Inc. (NYSE: ATR), a designer and manufacturer of drug and consumer product dosing, dispensing and protection technologies
o
Chief Legal Officer and Corporate Secretary (July 2020-December 2025)
•
Panasonic Avionics Corporation, global manufacturer of in-flight entertainment and communications solutions and subsidiary of Panasonic Corporation
o
Vice President and General Counsel (January 2019–July 2020)
o
Associate General Counsel (2014–2018)

Other Public Directorships — Past:

•
NeoPhotonics Corporation (NYSE: NPTN) (2021–2022)

Education:

•
A.B. in Environmental Science and Public Policy, Harvard University
•
J.D., University of Pennsylvania Law School
•
MBA, University of Pennsylvania

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Age:65 Director since: 2016 Board Committees: Sustainability, Environmental, Health and Safety Key Skills:

Walter J. Scheller, III

Reasons for Nomination: Mr. Scheller contributes to the Board his extensive knowledge of the coal mining industry, along with strategic leadership and operational expertise critical to Warrior Met Coal’s success, gained over his 40-plus year career in the energy sector. His deep understanding of the business, evolving industry risks and insights into the Company’s culture — along with expertise in operations and talent management — serve as a critical bridge between the Board and the management team, enabling the Board to effectively oversee the shareholder value creation strategy. Mr. Scheller is a member of the West Virginia Coal Hall of Fame.

Experience:

•
Warrior Met Coal
o
CEO and Director (since 2016)
•
Walter Energy, Inc., a metallurgical coal producer for the global steel industry
o
CEO (2011–2016, until certain mining assets were acquired by Warrior Met Coal, LLC, the predecessor of the Company)
o
President and COO, Jim Walter Resources, Inc. subsidiary (2010–2011)
•
Peabody Energy Corporation, a pure play coal company
o
SVP, Strategic Operations (2006–2010)
•
CONSOL Energy Inc. and affiliated companies, a coal and natural gas export company
o
VP, Operations and other executive and operational roles with increasing scope of responsibilities (1984-2006)

Other Public Directorships — Past:

•
Walter Energy, Inc. (2011–2016)

Education:

•
B.S. in Mining Engineering, West Virginia University
•
J.D., Duquesne University
•
MBA, University of Pittsburgh

18	Warrior	2026 Proxy Statement

Age: 60 Director since: 2022 Board Committees: Audit Human Resources & Compensation Nominating and Corporate Governance (Chair) Key Skills: Independent Director

Lisa M. Schnorr

Reasons for Nomination: Ms. Schnorr has held numerous financial leadership positions with public companies and brings to the Board her deep expertise in capital allocation strategies, accounting principles, financial reporting, internal controls and complex M&A financing. Her experience leading talent management functions for global teams and implementing best practices in human capital management across international operations offers valuable perspective to the Board’s oversight of Warrior’s talent management strategies and labor relations. Ms. Schnorr qualifies as a SEC and NYSE “Audit Committee Financial Expert.”

Experience:

•
Constellation Brands, a leading global producer of beer, wine and spirits
o
SVP and Project Lead, Digital Enablement (2019–2021)
o
CFO, Wine & Spirits Division (2017–2019)
o
Corporate Controller (2015–2017)
o
SVP, Total Rewards (2014–2015)
o
VP, Compensation and HRIS (2011–2013)
o
Senior leadership roles, including VP, JV Business Development, CFO, Australian Division and VP, Strategy, Finance, Investor Relations (2004-2011)
•
Held financial and accounting positions at various public and private companies, after starting her career in 1987 at PricewaterhouseCoopers, a leading public accounting firm

Other Public Directorships — Current:

•
Graham Corporation (NYSE: GHM) (since 2014)

Other Public Directorships — Past:

•
Vintage Wine Estates (NASDAQ: VWE) (2021-2024)

Education:

•
B.S. in Accounting, State University of New York at Oswego

Warrior	2026 Proxy Statement	19

Age: 79 Director since: 2017 Board Committees: Audit (Chair) Human Resources & Compensation Key Skills: Independent Director

Alan H. Schumacher

Reasons for Nomination: Mr. Schumacher brings critical insights to the oversight of the Audit Committee, having served for a decade on the Federal Accounting Standards Advisory Board. With decades of experience as a director on several public company boards, he contributes extensive expertise in accounting principles, financial reporting and internal controls, in addition to best practices in corporate governance. Additionally, Mr. Schumacher brings extensive human resources and human capital management expertise, acquired through his executive leadership roles, where he fostered talent management strategies that were key to driving corporate growth and the success of corporate development initiatives. Mr. Schumacher is a certified public accountant. Mr. Schumacher qualifies as a SEC and NYSE “Audit Committee Financial Expert.”

Experience:

•
American National Can Corporation, a multinational packaging company
o
Executive Vice President and Chief Financial Officer (1997–2000)
o
VP, Controller and Chief Accounting Officer (1985–1996)
•
Member of the Federal Accounting Standards Advisory Board (2002–2012)

Other Public Directorships – Current:

•
EVERTEC, Inc. (NYSE: EVTC) (since 2013)
•
Albertsons Companies, Inc. (NYSE: ACI) (since 2015)

Other Public Directorships – Past:

•
Blue Bird Corporation (NASDAQ: BLBD) (2008–2023)
•
BlueLinx Holdings Inc. (NYSE: BXC) (2004–2021)
•
Noranda Aluminum Holding Corporation (2008–2016)
•
Quality Distribution, Inc. (2004–2015)

Education:

•
B.S. in Accounting, University of Illinois
•
MBA, Roosevelt University

20	Warrior	2026 Proxy Statement

Age: 62 Director since: 2016 Board Committees: Sustainability, Environmental, Health and Safety (Chair) Key Skills: Independent Director

Stephen D. Williams

Reasons for Nomination: Mr. Williams contributes valuable coal mining industry expertise to Board discussions, acquired through his numerous executive leadership roles in the coal sector, with a particular focus on longwall coal mine operations, strategic M&A, and ultimate responsibility over miners’ health and safety and operational environmental compliance. This hands-on experience and his prior service as Warrior’s Chairman of the Board (2016-2022) enable him to contribute significant insights to the Board's oversight of the nuances of Warrior’s operations and shareholder value creation strategy.

Experience:

•
Stephen D. Williams Consulting, consulting firm specializing in evaluating coal operations in potential M&A transactions
o
Founder and CEO (since 2015)
•
Coal Acquisition LLC, a predecessor coal mining company of Warrior Met Coal, LLC
o
Interim CEO (2015–2016)
•
Mechel Bluestone, Inc., a mining company
o
CEO (2013–2015)
•
NRI, LLC, global coal and industrial minerals investment company
o
COO with a focus on coal acquisitions (2010–2012)
•
INR Energy, LLC, an investment company specializing in coal and industrial minerals mining operations
o
COO (2009–2010)
•
Cliffs Natural Resources, a steel manufacturing company
o
SVP, North American Coal (2007–2009)

Education:

•
B. S. in Mining Engineering, West Virginia University
•
J.D., West Virginia University

There are no family relationships between or among any of our director nominees or executive officers. The principal occupation and employment during the past five years of each of our director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us.

There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

Required Vote for Election and Recommendation of the Board of Directors

In order to be elected as a director, a director nominee must receive a majority of the votes cast by the holders of shares participating in or represented by proxy at our virtual Annual Meeting and entitled to vote on the matter. A majority of the votes cast means that the number of shares voted “For” a director nominee’s election must exceed the number of shares voted “Against” such nominee’s election. Under a majority voting standard, abstentions and broker non-votes (if any) are not counted as votes “For” or “Against” a director nominee and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of each of the six nominees for director named above.

An uncontested director is required to promptly tender to the Chairman of the Board of Directors an irrevocable contingent resignation in the event that the number of “For” votes with respect to such director’s election or re-election does not exceed the number of “Against” votes. The Nominating and Corporate Governance Committee of the Board is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the committee’s recommendation expeditiously

Warrior	2026 Proxy Statement	21

following receipt, and the Company will publicly disclose the Board’s decision and, if applicable, its reasoning for rejecting the tendered resignation.

Our Board of Directors recommends that stockholders vote FOR the election of each of the six nominees for director named above.

Information about Executive Officers Who Are Not Also Directors

Set forth below are the biographies of each of our executive officers who is not also a director. As described in the Compensation Discussion and Analysis below, we have employment agreements with each of our executive officers, including our NEOs. The stock ownership with respect to each executive officer is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 90.

Age: 64 Chief Operating Officer since: 2016

Jack K. Richardson

Experience:

Jack K. Richardson was appointed as our Chief Operating Officer in March 2016. Mr. Richardson was the Vice President of Murray Energy from September 2015 to March 2016. From June 2014 to August 2015, he served as the Chief Executive Officer of White Oak Resources, LLC. Mr. Richardson was employed by CONSOL Energy Inc. for over 30 years, with his most recent position being Vice President of Coal Operations. Mr. Richardson has worked in the mining sector for over 40 years and has experience in all basins east of the Mississippi River. Mr. Richardson graduated from Bluefield State College with a Bachelor of Science degree in Mining Engineering Technology and an Associate of Science degree in Business Management.

Age: 65 Chief Financial Officer since: 2017

Dale W. Boyles

Experience:

Dale W. Boyles has been our Chief Financial Officer since January 2017. From November to December 2016, he provided consulting services to Warrior Met Coal, LLC. Mr. Boyles was the Chief Financial Officer of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”), a primary aluminum and aluminum coil manufacturer, from November 2013 to November 2016. While in that role, he oversaw the voluntary reorganization under Chapter 11 of the Bankruptcy Code of Noranda in 2016. From 2006 to June 2012, Mr. Boyles served in several capacities for Hanesbrands, Inc. (NYSE listed under “HBI”), an apparel company, including Operating Chief Financial Officer from October 2011 to June 2012, Interim Chief Financial Officer from May 2011 to October 2011, and Vice President, Controller and Chief Accounting Officer from 2006 to May 2011. From 1997 to 2006, he served in various capacities for KPMG LLP, most recently as Audit Partner, Consumer & Industrial Markets. Mr. Boyles was Corporate Division Controller for Collins & Aikman Corporation from 1993 to 1996. Mr. Boyles graduated from the University of North Carolina — Charlotte with a Bachelor of Science degree in Accounting. Mr. Boyles is a certified public accountant. Mr. Boyles currently serves as a member of the board of directors of Forward Air Corporation.

22	Warrior	2026 Proxy Statement

Age: 54 Chief Administrative Officer since: 2016

Kelli K. Gant

Experience:

Kelli K. Gant was appointed as our Chief Administrative Officer in March 2016 and as our Corporate Secretary in January 2017. Ms. Gant was the VP — Human Resources at Walter Energy from August 2011 to March 2016 and the Director — Benefits at Walter Energy from December 2009 to July 2011. Before joining Walter Energy, she was the Senior Vice President and Corporate Benefits Director of Colonial Bank from December 2008 to November 2009, the President of Pension & Benefit Trust Company from July 2007 to November 2008, and the Senior Vice President and Institutional Services Manager of Regions Morgan Keegan Trust from October 2000 to July 2007. Ms. Gant graduated from Auburn University at Montgomery with a Bachelor of Science degree in Human Resources Management, received her Juris Doctor degree from Jones School of Law at Faulkner University and received her Master of Business Administration degree from Manderson Graduate School of Business at The University of Alabama.

Age: 51 Chief Commercial Officer since: 2020

Charles Lussier

Experience:

Charles Lussier has been our Chief Commercial Officer since March 2020, after serving as our Senior Vice President, Sales and Marketing since March 2019. Prior to joining the Company in March 2018 as Vice President, Sales and Marketing, Mr. Lussier was employed as the General Manager of Nitrogen and Latin America Strategy of the global explosives company, Dyno Nobel, from 2015 to 2018. Prior to joining Dyno Nobel, Mr. Lussier worked at Canadian Occidental Petroleum and its successors, Nexen, Nexen Quimica Brasil Ltda. and Canexus, from 1998 to 2015, where he held numerous management positions within Operations, Business Development and Sales and Marketing. During this time, Mr. Lussier spent over 11 years in Brazil working in different locations. Mr. Lussier graduated from the University of Sherbrooke in Quebec, Canada with a degree in Chemical Engineering, and received his Master of Business Administration degree from Athabasca University.

Age: 43 Chief Accounting Officer and Controller since: 2016

Brian M. Chopin

Experience:

Brian M. Chopin was appointed as our Senior Vice President, Chief Accounting Officer and Controller in March 2023, and has served as our Chief Accounting Officer and Controller since March 2016. Mr. Chopin served as Chief Accounting Officer and Controller of Walter Energy from May 2015 to March 2016. Mr. Chopin was the Assistant Corporate Controller from January 2014 to May 2015 and the SEC Reporting Manager from July 2012 to January 2014, of Walter Energy. Before joining Walter Energy, Mr. Chopin was an Audit Manager at KPMG in its Assurance and Advisory Business Services practice from September 2006 to July 2012. Mr. Chopin graduated from the University of Mississippi with a Bachelor of Science degree in Accounting and a Master of Accounting degree with an emphasis in taxation. Mr. Chopin is a certified public accountant.

Warrior	2026 Proxy Statement	23

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Highlights

Our Board of Directors is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. This “Corporate Governance and Board Matters” section of this Proxy Statement describes our governance framework, which includes the following features:

•
Policy requiring the Chair of the Board to be an independent director
•
Unclassified Board with annual elections
•
Reconstituted Sustainability, Environmental, Health and Safety Committee to focus the Board on sustainability issues and assist the Board in fulfilling its responsibilities in these areas
•
Directors required to submit resignations if they receive a majority of “Against” votes
•
Annual Board and committee evaluations, as well as director self-evaluations
•
Formal CEO and management succession planning led by a Board committee
•
Human Rights Policy guided by international principles and standards
•
Proxy access bylaw enables qualified stockholders to nominate director candidates
•
Corporate Governance Guidelines require the Company to seek stockholder approval prior to, or within one year following, adoption, extension or renewal of a rights plan
•
No supermajority standards — stockholders may amend our bylaws or charter by simple majority vote
•
Mandatory retirement age for directors of 80, subject to exceptions granted by the Board
•
Risk oversight by full Board and designated committees, including formal risk assessment and management processes involving our senior leadership
•
Regular executive sessions of independent directors
•
Stock ownership guidelines and equity retention requirements for directors and officers

Board of Directors

The Board of Directors has general oversight responsibility for the Company’s affairs and is guided in its duties and responsibilities pursuant to Delaware law, the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and other Company policies, as well as applicable rules and regulations of the SEC, NYSE and other regulatory authorities. The members of the Board are elected by the stockholders and the Board to oversee the management and strategic objectives of the Company’s business to ensure that the long-term interests of the stockholders are being served.

Directors are chosen for their ability to contribute to the broad range of issues that come before the Board and its committees. Our Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to effectively satisfy its responsibilities to the stockholders. As part of our annual Board self-evaluation process, the Board evaluates whether or not the Board as a whole has the appropriate mix of skills, experience and backgrounds in relation to the needs of the Company for the current issues facing the Company.

Process for Stockholders to Recommend Director Nominees and Make Nominations

Directors to be nominated by the Company for election at the annual stockholders’ meeting are approved by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for Board membership from recommendations by third-party executive search firms and candidates recommended by stockholders and by management, as well as recommendations from its committee members and other members of the Board. Pursuant to the Board’s Policy on Board Diversity, the Nominating and Corporate Governance Committee will work with executive search firms that understand the Company’s values and approach to director recruitment, and will comply with those values and approach in identifying and proposing suitable candidates

24	Warrior	2026 Proxy Statement

for appointment to the Board. The Nominating and Corporate Governance Committee has sole discretion and authority to retain, compensate, and terminate independent professional search firms to identify and suggest director candidates from time to time. During fiscal year 2025, the Nominating and Corporate Governance Committee retained Egon Zehnder, an independent executive search firm, to assist with a director search. As a result, Kimberly Y. Chainey was identified by Egon Zehnder and, at the recommendation of the Nominating and Corporate Governance Committee, was elected to the Board in April 2025.

The Nominating and Corporate Governance Committee considers various factors in its review, including an assessment of the prospective nominee’s independence, skills, professional accomplishments, experience and industry background, personal and professional integrity, diversity of opinion, relevant knowledge about the issues affecting the Company’s businesses and industry, and the prospective nominee’s ability to dedicate sufficient time to the performance of his or her duties on the Board. If the Nominating and Corporate Governance Committee decides to proceed with further consideration, members of the Nominating and Corporate Governance Committee, as well as other members of the Board as appropriate, may interview the nominee. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to whether the Board should elect the new director or nominate the candidate for election by the stockholders.

A stockholder who wishes to have the Nominating and Corporate Governance Committee consider a prospective director nominee should notify the Company’s Corporate Secretary in writing by delivering a notice that contains the information specified in Section 3.2 of the Company’s Bylaws relating to stockholder nominations, along with any supporting material the stockholder deems appropriate. The Corporate Secretary will promptly forward these materials to the Chair of the Nominating and Corporate Governance Committee and the Chairman of the Board. The Nominating and Corporate Governance Committee may contact recommended candidates to request additional information necessary for its evaluation or for disclosure under applicable SEC rules, including without limitation information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The Company’s Corporate Governance Guidelines set forth factors that the Board and the Nominating and Corporate Governance Committee may consider in evaluating a director nominee, regardless of the nominating party. It is the Nominating and Corporate Governance Committee’s general policy to welcome and consider any and all recommendations. The Company’s Bylaws and Corporate Governance Guidelines can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).

Separate procedures apply if a stockholder of record wishes to nominate a director candidate for election at a meeting of stockholders. Section 3.2 of the Company’s Bylaws provides for procedures pursuant to which stockholders of record may nominate director candidates at meetings of stockholders. The Company’s Bylaws can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). To provide timely notice of a director nomination at the 2027 Annual Meeting of Stockholders, the stockholder’s notice must be received by the Corporate Secretary by the deadline specified under “Deadlines for Stockholder Proposals” on page 92. A nominating stockholder’s notice must also satisfy the information requirements specified in Section 3.2 of the Bylaws with respect to the nominee for director and the nominating stockholder. The chairperson of the meeting of stockholders will determine whether or not a nomination was made in accordance with the procedures set forth in our Bylaws. If the chairperson determines that a nomination is defective, he or she will declare to the meeting that such nomination is defective, and the defective nomination will be disregarded.

Additionally, pursuant to the proxy access provisions of our Bylaws, a holder (or a group of not more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to 20% of our Board of Directors, provided that the nominating holder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, including by providing us with advance notice of the nomination. For more detailed information on how to submit a nominee for inclusion in our proxy materials pursuant to the proxy access provisions, see “Deadlines for Stockholder Proposals - Proxy Access Director Nominees.”

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In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that complies with the informational and timing requirements of Rule 14a-19 under the Exchange Act.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in the exercise of their responsibilities. The Corporate Governance Guidelines, which can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link), set forth guiding principles and provide a flexible framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board functions and responsibilities; management succession; Board membership and independence; Board meetings and Board committees; access to management, employees and outside advisors; and director orientation and continuing education. The Nominating and Corporate Governance Committee regularly reviews and reassesses the adequacy of the Corporate Governance Guidelines and recommends any proposed changes to the Board, and the full Board approves such changes as it deems appropriate.

Board Self-Evaluation Process

Pursuant to the Corporate Governance Guidelines, the Board and each of its committees conduct annual evaluations of their performance, led by the Nominating and Corporate Governance Committee. The evaluations are intended to determine whether the Board and its committees are functioning effectively and fulfilling the requirements set forth in the Corporate Governance Guidelines or the committee’s charter, as applicable. The evaluations also provide the Board and its committees with an opportunity to reflect upon and improve processes and effectiveness. The evaluations include self-evaluations pursuant to which the directors are asked to examine their own contributions to the Board or committee, as appropriate, and potential areas of improvement, as well as individual interviews with the Board or committee chair, as applicable.

Succession Planning

Also as required by the Corporate Governance Guidelines, the Human Resources and Compensation Committee has established, and the Board has reviewed, short- and long-term succession plans for the CEO and other senior management positions, including in the event of unanticipated vacancies in those offices. The Human Resources and Compensation Committee regularly reviews these management succession plans and seeks input from management when appropriate. With respect to director succession planning, the Corporate Governance Guidelines establish a mandatory retirement age for non-employee directors of 80, subject to exceptions that may be granted by the Board. The Guidelines also provide that a director who experiences a change in employment status should offer to resign from the Board, and the Nominating and Corporate Governance Committee will evaluate whether the Board should accept the resignation based on a review of whether the director continues to satisfy the Board’s membership criteria in light of the director’s new status.

Policy on Stockholder Rights Plans

In October 2024, the Board amended the Corporate Governance Guidelines to adopt a policy requiring the Company to seek stockholder approval prior to, or within one year following, adoption, extension or renewal of a stockholder rights plan. For purposes of this policy, the term “rights plan” refers to the type of stockholder rights plan that some companies adopt to provide an opportunity for negotiation during a hostile takeover attempt. This action was taken following the 2024 Annual Meeting of Stockholders, where 51% of the Company’s stockholders supported a non-binding stockholder proposal urging the Board to adopt a “poison pill” bylaw provision that would require the Company to submit any rights plan to a stockholder vote within one year of being adopted, extended or renewed by the Board.

Board Leadership Structure

The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. The basic responsibility of the Board is to lead the Company by exercising its business

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judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Although the Board is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with the Company’s NEOs. Directors also communicate with the Company’s outside advisors, as necessary.

In December 2022, in response to feedback received from the Company’s stockholders, the Board adopted a policy requiring that the role of the CEO and Chair of the Board be separate and that the Chair of the Board be independent under NYSE listing standards. The Board believes that this leadership structure promotes accountability, clarifies the individual roles and responsibilities of the CEO and Chair, and streamlines decision making. Pursuant to this policy, the Board elected J. Brett Harvey, an independent director, as the Chairman of the Board effective January 1, 2023. As the Chairman of the Board, Mr. Harvey acts as the key liaison with the CEO, sets the agendas for Board meetings, presides over meetings of the Board and the stockholders, communicates the Board’s feedback to the CEO, and communicates on behalf of the Board with various constituencies involved with the Company.

Director Independence

Our Corporate Governance Guidelines provide that a majority of the Board’s directors must be “independent” under applicable criteria established by the NYSE. Our Corporate Governance Guidelines also provide that the Board shall perform an annual review of the independence of each director and director nominee and make an affirmative determination as to each director’s independence. In making this affirmative determination, NYSE listing standards require that our Board consider whether each director has a “material relationship” with the Company (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Company). The Board has determined that each of Messrs. Harvey, Schumacher and Williams and Mses. Chainey and Schnorr is an independent director under applicable NYSE criteria.

Board of Directors Meetings and Committees

Meeting Attendance

Under our Corporate Governance Guidelines, directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve, and directors are encouraged to attend the annual meetings of stockholders. The Board met six times in 2025. None of the directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board for the period during which the director served on the Board or such committees in 2025. Five of the Company’s directors, representing all of the current directors at the time, attended our 2025 Annual Meeting of Stockholders.

Standing Committees

The Board currently has four standing committees and, upon the recommendation of the Nominating and Corporate Governance Committee, appoints the members of those committees. The standing committees include (1) the Audit Committee, (2) the Human Resources and Compensation Committee, (3) the Nominating and Corporate Governance Committee and (4) the Sustainability, Environmental, Health and Safety Committee. Each of the key committees is comprised entirely of independent directors. From time to time, the Board may also add new committees or remove existing committees as it deems advisable in the fulfillment of its responsibilities.

Each of the standing committees of the Board is governed by a written charter, and each committee conducts an annual evaluation of its performance and its charter. The charter for each committee can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).

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The following table sets forth the current membership of each committee of the Board of Directors and the number of meetings that each committee held during 2025, as well as the roles and responsibilities of each committee.

Audit Committee	Current Members
Number of Meetings in Fiscal 2025: 4	Alan H. Schumacher (Chair) Kimberly Y. Chainey Lisa M. Schnorr

ROLES AND RESPONSIBILITIES:

•
Assist our Board in its oversight responsibilities regarding the integrity of our financial statements, the independent auditor’s qualifications, independence and performance, the performance of our internal audit function and our compliance with legal and regulatory requirements
•
Discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and the adequacy of the internal controls over financial reporting
•
Review and discuss with the senior officer responsible for the internal audit function the annual audit scope, budget and schedule, and review and approve the internal audit plan and the results of internal audit activities
•
Review and discuss press releases and the uses of “adjusted” non-GAAP financial information, and financial information and earnings guidance provided to analysts and ratings agencies
•
Review and determine whether to approve any proposed transactions and waiver requests required under the Company’s organization documents and rights plans relating to the Company’s tax attributes

•
Be directly and ultimately responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor, considering qualifications, independence and performance; approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor
•
Oversee the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s Code of Business Conduct and Ethics and the Company’s policies and procedures for monitoring compliance
•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
•
Discuss and review the Company’s policies and guidelines with respect to risk assessment and risk management, and discuss with management the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures

INDEPENDENCE:

All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has determined that each of Mr. Schumacher and Ms. Schnorr qualifies as an “audit committee financial expert” in compliance with the criteria established by the NYSE and the SEC.

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Human Resources and Compensation Committee	Current Members
Number of Meetings in Fiscal 2025: 4	J. Brett Harvey (Chair) Lisa M. Schnorr Alan H. Schumacher

ROLES AND RESPONSIBILITIES:

•
Review and approve the Company’s compensation plans and oversee the compensation philosophies, programs and policies and participate in compensation strategy development, and consider the evaluation of any risks arising from the Company’s overall compensation policies and practices
•
Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives, and, based on this evaluation, determine the CEO’s compensation level
•
Review and approve all compensation for non-CEO executive officers
•
Review and make recommendations to the Board with respect to director compensation
•
Administer incentive compensation and equity-based plans and other plans and policies for which the Committee has been designated administrator

•
Review and approve employment agreements and severance arrangements and benefits of the CEO and other executive officers
•
Oversee the Company’s strategies and policies related to key human resource policies and practices
•
Review stockholder proposals relating to executive compensation matters and recommend a response to such proposal to the Board
•
Administer and oversee the Company’s compensation recovery policy to the extent provided in such policy
•
Develop and recommend to the Board a succession plan for the CEO and other executive officer positions, and develop and evaluate potential candidates for such positions

INDEPENDENCE:
All members of the Human Resources and Compensation Committee are independent directors as defined by the NYSE.

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Nominating and Corporate Governance Committee	Current Members
Number of Meetings in Fiscal 2025: 4	Lisa M. Schnorr (Chair) Kimberly Y. Chainey J. Brett Harvey

ROLES AND RESPONSIBILITIES:

•
Review and make recommendations to the Board about the size, structure, composition and functioning of the Board and its committees, including a recommendation to the independent directors regarding the potential appointment of a lead director
•
Develop and recommend to the Board criteria and qualifications for potential candidates for the Board and its committees
•
Screen and review recommendations for nominees to the Board from other directors, stockholders, or professional search firms; identify individuals qualified to become directors and recommend to the Board the director nominees for election by stockholders
•
Review each director’s continuation on the Board prior to his or her re-nomination and administer (i) the voluntary resignation guidelines for directors who change job responsibility or retire during their tenure on the Board and (ii) the Company’s Director Resignation Policy when a director nominee’s “for” votes do not exceed the “against” votes in an uncontested election

•
Recommend to the Board the membership and chair of each committee of the Board
•
Assist the Board in an annual performance evaluation of the Board and each of its committees and assist the independent directors in an annual performance review of the CEO
•
Review and monitor the Company’s government relations activities in connection with its political contributions, lobbying priorities, trade association memberships and political action committees
•
Develop procedures for stockholder and other interested parties to communicate with the Board and facilitate the Board’s oversight of the Company’s stockholder engagement practices
•
Review annually the Company’s policy on rights plans and report to the Board any relevant recommendations

INDEPENDENCE:
All members of the Nominating and Corporate Governance Committee are independent directors as defined by the NYSE.

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Sustainability, Environmental, Health and Safety Committee	Current Members
Number of Meetings in Fiscal 2025: 4	Stephen D. Williams (Chair) Kimberly Y. Chainey Walter J. Scheller, III

ROLES AND RESPONSIBILITIES:

•
Review and evaluate the Company’s programs, policies and procedures pertaining to sustainability, environmental and related social responsibility issues and impacts to support the sustainable growth of the Company
•
Review and evaluate the Company’s environmental, health and safety policies and procedures and monitor Company compliance with its policies and procedures
•
Review assessments of and discuss with management the Company’s material sustainability, environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks
•
Monitor the Company’s performance against relevant external sustainability indices and its progress on internal and externally reported targets and ambitions

•
Discuss and advise the Board on maintaining and improving corporate sustainability strategies and ensure they are in line with the overall business strategy
•
Advise the Human Resources and Compensation Committee regarding any sustainability, environmental, health or safety performance measure used in any compensation arrangement
•
Review stockholder proposals encompassing matters overseen by the Committee and make recommendations to the Board regarding the Company’s response
•
Review and recommend to the Board any sustainability, environmental, health and safety disclosures to be included in the Company’s filings with the SEC

QUALIFICATIONS:
All members of the Sustainability, Environmental, Health and Safety Committee are knowledgeable in sustainability, environmental, health and safety matters, as required by the Committee’s charter.

The Board’s Oversight of Risk Management

Though management is responsible for the day-to-day management of risks the Company faces, the Board of Directors, as a whole and through its committees, has the ultimate responsibility for oversight of the Company’s risks and risk management strategy. Each of the Board’s standing committees also assists the Board in risk oversight, and the Board has delegated to certain committees oversight responsibility for those risks that are directly related to their areas of focus. The charter for each committee can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). The scope of each committee’s risk oversight responsibility is set forth below:

•
The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management. The Audit Committee oversees our major financial risk exposures, including related to internal controls and cybersecurity, as well as the steps management has taken to monitor and control those exposures. This review includes regular assessments of the Company’s disclosure controls and procedures to assure that current practices account for material risks facing the Company. The Audit Committee and the management team meet quarterly, and more frequently as needed, to assess the Company’s risk environment, its response to present risks, and its planned responses to future and anticipated risks.
•
The Human Resources and Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel and overseeing key human resource policies and practices. As part of its risk assessments, the Human

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Resources and Compensation Committee consults with Pay Governance LLC, an independent compensation consulting firm, to identify risks that may be associated with the Company’s compensation programs.
•
The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board on how its effectiveness can be improved by changes in its composition and organization.
•
The Sustainability, Environmental, Health and Safety Committee reviews assessments of and discusses with management the Company’s material sustainability, environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks, including internal and independent audits. Mitigation activities related to certain environmental, social and governance (ESG) risks, including climate change and human capital management, are a key priority for this Committee and the full Board.

The Board and committees regularly receive reports from the Company’s management (including the Chief Financial Officer, the Chief Administrative Officer, the Chief Accounting Officer, the Senior Vice President — Legal, the Director of Internal Audit, and the Director of Treasury and Risk Management) and the Company’s outside counsel, as appropriate, regarding the risks faced by, or anticipated to be faced by, the Company. When such reports are delivered to a committee of the Board, the committee’s review of these reports and discussions with management inform the committee in detail of the material risks facing the Company, enabling the independent members of the committees to discuss these risks with the full Board. A focus of the discussions is determining how management and service providers can most effectively mitigate those risks.

The Audit Committee also receives periodic reports from management regarding the enterprise risk management (ERM) process and management’s assessment of current and future risks. The Chief Financial Officer and the Director of Treasury and Risk Management are responsible for the ERM process, which is performed annually and updated throughout the year. The process involves management defining the universe of risks facing the Company and ranking them based on likelihood, severity, speed of onset and persistence (the duration of time during which the organization could be impacted). Generally speaking, the shorter the time frame and the higher the magnitude of the risk, the greater the priority that is given by management to controls and mitigation measures. For the risks deemed the highest risks, current controls and mitigation measures are documented. All risks and rankings are presented to the Audit Committee annually and updates are discussed quarterly. The Audit Committee communicates the results of the annual process and quarterly updates to the full Board.

The Senior Vice President — Legal serves as the Chief Compliance Officer and is the member of management responsible for overseeing the Company’s legal compliance processes and controls. This individual reports to the Chief Executive Officer. The Company’s Chief Accounting Officer and Controller is responsible for implementing the Company’s disclosure controls and processes. This individual, along with the Chief Financial Officer and the Director of Internal Audit, evaluates the adequacy of the Company’s disclosure controls and procedures and facilitates the implementation of disclosure controls and procedures in a manner that captures information about the Company’s material risks in a timely and effective manner.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all of the Company’s officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions), directors and employees. The Audit Committee of the Board regularly reviews the Code of Conduct and recommends changes to the Board for approval. If the Audit Committee grants any waivers of the Code of Conduct to any of our directors or officers, we will, if required, disclose these matters on our website on a timely basis. The Code of Conduct can be found in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link).

Sustainability and Corporate Responsibility

Under the leadership of our Board and the Sustainability, Environmental, Health and Safety Committee, we are committed to operating in a sustainable manner and being a responsible corporate citizen. The

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Company’s leadership is focused on establishing measurable sustainability goals and providing detailed information about its initiatives to the Company’s investors, employees, customers, community and other stakeholders. In February 2026, we issued our 2025 Corporate Responsibility Report, which provides significant disclosure and transparency regarding our corporate-wide sustainability efforts. This Report includes disclosures based on the Sustainability Accounting Standards Board (SASB) standards for Coal Operations, and highlights our progress towards our trio of key commitments:

Our 2025 Corporate Responsibility Report (which is not incorporated into this Proxy Statement) can be found in the “Sustainability” section of our website at www.warriormetcoal.com.

Highlights of the Company’s sustainability and corporate responsibility efforts during 2025 are provided below:

Environmental Performance
•
Greenhouse gas (GHG) emissions: In line with our commitment to transparency and environmental responsibility, we completed our third inventory of Scope 1 and 2 greenhouse gas (GHG) emissions in accordance with the GHG Protocol and are pleased to report a 27% reduction in CO2e emissions for our current reporting period as compared to the 2021 baseline. In order to meet our 2030 GHG emissions reduction target, we will continue to expand our current efforts to capture and reduce GHG emissions and will continue to evaluate emerging technologies in order to find ways to effectively reduce company-wide total emissions.
•
Water and waste management: We have a strong environmental compliance record (99.6%) with the EPA’s National Pollutant Discharge Elimination System (NPDES) program, which addresses water pollution by regulating point sources that discharge pollutants into U.S. waters. We are proud that, in 2025, we implemented dry coal slurry systems at Mine 7 and at the Blue Creek Mine. Dry slurry systems significantly reduce the water usage, limit the generation of coal slurry waste, and remove the need for large impoundments for waste storage. Also during 2025, it was estimated that 34% of our water usage was captured and recycled or repurposed, reducing the amount of water required to be withdrawn from freshwater sources.
•
Biodiversity: We continue to improve our land reclamation efforts and our dedication to environmental excellence has been consistently recognized by the Alabama Mining Association with the 2021 and 2022 Land Stewardship Awards, the 2023 Water Quality Stewardship Award and the 2024 and 2025 President’s Community Safety Awards. The Company is highly proactive in planning all ongoing and future activities to minimize negative impacts to wildlife and their habitats, and all of the Company’s permit applications are reviewed by the regional U.S. Fish and Wildlife office for potential negative impacts to any protected species or habitat within the area.

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•
Reserves: As of December 31, 2025, we had estimated reserves totaling 186.2 million metric tons and estimated mineral resources exclusive of reserves of 54.0 million metric tons. With approximately 40 years of reserves, resources and adjacent properties, and our track record as a low-cost producer of steelmaking coal, we are able to strategically mitigate and absorb market changes so that we can remain competitive in the market.

Social
•
Safety: Management’s continued emphasis on enhancing our safety performance has resulted in a total reportable incident rate at Mine 4, Mine 7 and Blue Creek, based on criteria from the Mine, Safety and Health Administration (“MSHA”), consistently being better than the U.S. industry rate. In 2025, we achieved a total reportable incident rate (TRIR) of 1.96, which is 53% lower than the national total reportable incident rate for all underground coal mines in the United States of 4.2 as reported through the second quarter of 2025, which represents the latest data available.
•
Human rights: In January 2023, the Board adopted the Company’s Human Rights Policy, which sets forth our commitment to human rights, as outlined in the United Nations Universal Declaration for Human Rights. Our Policy is guided by international human rights principles encompassed within the International Bill of Rights and the International Labor Organization’s 1998 Declaration on Fundamental Principles and Rights at Work, and we expect our customers and suppliers to uphold these principles as well. In 2025, our Board commissioned an independent third-party human rights assessment in order to continue to understand, assess and prioritize the Company’s strengths and weaknesses in the broad scope of recognizing and protecting human rights, including labor rights. More information about the methodology and findings of this assessment can be found in our 2025 Corporate Responsibility Report.
•
Employee Development: Across every department, our training regimens exceed state and federal government regulations, and we continue to improve and incorporate training best practices, provide continuing education and constantly reinforce individual skills. In 2024, we launched the “Warrior Way” program, which brings in-person leadership courses to our salaried team, and in 2025, our employees collectively completed more than 57,000 hours of training, reflecting a 14% increase in total training hours, and a 76% increase in voluntary training hours, over 2024. In addition, we integrated the Gallup CliftonStrengths talent assessment into our development program in 2024, which in 2025 delivered approximately 140 hours of one-on-one coaching. In all, over 950 hours of specialized leadership development were delivered in 2025, with a balanced mix of individualized coaching, assessment-driven development, and group-based training.
•
Human capital: To recruit and retain the best and brightest talent, we have established a top-tier benefits package, including competitive salaries, performance-based incentives, and expansive health, welfare and retirement benefits. Our employees are in the top 10% of wage earners in Alabama.
•
Community engagement: The Company is also focused on being a responsible citizen within the community, and we continue to work with community partners and local nonprofit organizations to identify and address needs within our area. In 2025, we committed over $1.5 million to local nonprofits through sponsorships and other donations. Additionally, the Company offers a volunteer PTO benefit to all full-time employees through which employees will receive PTO to provide hands-on assistance to organizations or causes that are important to them throughout the year. A key highlight of 2025 was Warrior’s sponsorship and construction of a Habitat for Humanity house in our local West Alabama community, through which over 170 employees contributed more than 1,300 volunteer hours to home construction efforts.

Governance
•
Ethics and compliance: Our Board and committees are responsible for providing oversight and fostering a culture of strong corporate governance, ethics and compliance, and our approach to governance is defined by standards which incorporate industry best practices that are in line with our peers. Our

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contractors and suppliers are expected to adhere to our Supplier and Contractor Code of Conduct and report potential violations to the Company.
•
Information security: Cybersecurity is a critical part of the Company’s risk management efforts. Our approach is anchored in leading industry standards, including the National Institute of Standards and Technology (NIST) Cybersecurity Framework, version 2.0. We conduct annual cybersecurity training for all employees with access to the Company’s information technology systems, and we perform periodic penetration testing (including ransomware / phishing testing) to assess our cybersecurity from both internal and external threats. In 2025, we continued to prioritize our risk oversight processes in the areas of cybersecurity and regulatory compliance.
•
Our stakeholders: We are active with community partners, customers, elected officials, investors, suppliers and regulators, giving us a stronger community presence and fostering goodwill. We regularly invest in community sponsorships and hold meetings with the investment community in order to align with our stakeholders and build long-lasting, productive relationships.
•
Public policy: Achievement of global climate goals requires continued investment in infrastructure and new technologies, and we view part of our responsibility as helping to shape how our industry moves forward in a responsible way. We actively collaborate with policymakers to shape industry policies that prioritize safety, environmental stewardship, and economic growth. Through our Federal Political Action Committee (“PAC”) we contributed to candidates, consistent with our commitment to transparent and responsible political involvement that aligns with safe, sustainable mining advocacy. We are involved with industry trade associates which enable us to contribute to discussions that advance safety standards and sustainable practices at state and national levels, as well as promote policies that are fair, balanced, and conducive to effective business environments.

Stock Ownership and Equity Retention Requirements for Non-Employee Directors

The Board of Directors has always encouraged the Company’s non-employee directors to have a financial stake in the Company, and the directors have generally owned shares of our common stock. Previously, the Company’s Equity Retention Policy required the Company’s non-employee directors to retain the net shares (as defined in the policy) resulting from the vesting or exercise, as applicable, of all equity compensation awards granted to such individual after January 1, 2018 for five years. Effective in April 2023, the Board adopted the Company’s Stock Ownership Guidelines, pursuant to which non-employee directors have until five years from the date of such director’s election to the Board to acquire and beneficially own shares of our common stock with a value equal to at least five times the director’s annual retainer. Such individuals are required to retain all of the net shares (as defined in the guidelines) until the stock ownership guidelines are achieved. Additionally, consistent with the Company’s insider trading policies, common stock held by a non-employee director cannot be pledged, hypothecated, made subject to execution, attachment or similar process, or in any manner be made subject to a hedge transaction or puts and calls.

The minimum number of shares of common stock to be held by a non-employee director will be calculated on the first trading day of each calendar year (a “Determination Date”) based on the average price of our common stock over the preceding calendar year. Any subsequent change in the value of the shares will not affect the amount of stock directors should hold during that year. For purposes of meeting the ownership guidelines, the following categories of stock are counted: (i) shares owned directly, (ii) shares owned indirectly (e.g., by a spouse, minor children or a trust), and (iii) stock-based awards that are granted under the Company’s equity compensation plans. If the number of shares that a director should own is increased as a result of an increase in the amount of such director’s annual retainer, the director will have five years from the effective date of the increase to attain the increased level of ownership. If the number of shares that a director should own as of a Determination Date is increased as a result of a decrease in the Company’s stock price, the director will have until the later of three years from such Determination Date and the date by which such director was otherwise required to comply with the ownership guidelines to attain the increased level of ownership. All of the Company’s non-employee directors currently satisfy the stock ownership guidelines, consistent with the applicable time periods the directors have to achieve the required ownership levels.

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Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Policy Prohibiting Insider Trading and Unauthorized Disclosure of Information to Others governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Policy Prohibiting Insider Trading and Unauthorized Disclosure of Information to Others was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

No member of our Human Resources and Compensation Committee during 2025 was an employee or officer or former employee or officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K.

None of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or Human Resources and Compensation Committee during 2025.

Communication with the Board

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Stockholders and other interested parties may contact an individual director, the entire Board, or a specified Board committee or group, including the independent directors as a group, by mailing such communication to:

Warrior Met Coal, Inc.
c/o Corporate Secretary
16243 Hwy 216
Brookwood, Alabama 35444

Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of communication. The Corporate Secretary will initially receive and process communications before forwarding them to the addressee. Stockholders and other interested parties may also email Dale W. Boyles, the Company’s Chief Financial Officer, at investorrelations@warriormetcoal.com.

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STOCKHOLDER ENGAGEMENT

The Company’s Board of Directors and management team maintain a robust stockholder engagement program on a year-round basis to ensure stockholder feedback appropriately informs Board and management discussions on various governance, executive compensation and sustainability matters.

Following the 2024 Annual Meeting of Stockholders, in response to a “say-on-pay” vote that received approximately 66% stockholder support and stockholder proposals that received significant support, the Board undertook an expanded stockholder engagement effort. This outreach built on the Spring 2024 engagement led by our independent Board Chairman and the Chair of the Compensation Committee. Prior to the 2024 Annual Meeting, we reached out to our 30 largest stockholders, representing approximately 70% of outstanding shares, resulting in meetings with 14 stockholders, representing 48% of outstanding shares, in addition to discussions with proxy advisory firms ISS and Glass Lewis.

Stockholder Outreach Following the 2024 Annual Meeting

Invited 18 investors representing ~60% of outstanding shares	Engaged 7 stockholders, representing ~30% of outstanding shares

The Fall 2024 engagement meetings aimed to deepen our understanding of stockholder perspectives on executive compensation and corporate governance, as well as stockholder concerns behind the 2024 Annual Meeting vote outcomes. Our stockholders were supportive of the Board and Compensation Committee's contemplated responses and shared that they viewed the Board’s actions as directly responsive to their feedback, 2024 Annual Meeting vote outcomes and their corporate governance priorities. The Compensation Committee’s actions taken following the 2024 say-on-pay vote are described in the Compensation Discussion and Analysis section, and additional Board actions taken in response to the 2024 Annual Meeting vote outcomes are summarized below.

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Governance Enhancements Following the 2024 Annual Meeting

Stockholder Proposal	Votes in Favor of the Proposal at the 2024 Annual Meeting	Board Response
Adopt a “proxy access” bylaw provision	99%

The Board recommended that stockholders vote “FOR” this stockholder proposal, as we believe it reflects best practice.

In October 2024, the Board amended the Company’s Bylaws to implement a proxy access provision, such that a holder (or a group of not more than 20 holders) of at least 3% of our common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to 20% of our Board.

Adopt a “poison pill” bylaw provision	51%

In October 2024, our Board amended the Corporate Governance Guidelines to adopt a policy requiring the Company to seek stockholder approval prior to, or within one year following, adoption, extension or renewal of a stockholder rights plan.

Commission an assessment of the Company’s respect for the internationally recognized human rights of freedom of association and collective bargaining	46%

Despite not receiving majority support, the Board takes seriously all stockholder feedback, and upholding the highest degree of human rights is a longstanding commitment for the Company. As such, in 2024, our Board proactively commissioned an assessment of the Company’s respect for human rights, including the internationally recognized human rights of freedom of association and collective bargaining. The assessment was performed by a highly qualified, independent assessor, and key findings from the assessment were shared in our 2025 Corporate Responsibility Report.

We believe the actions taken in response to our stockholder outreach efforts prior to and following the 2024 Annual Meeting, as well as in response to the various levels of support of the non-binding stockholder proposals voted on at the 2024 Annual Meeting, meaningfully address our stockholders’ concerns conveyed to us over two rounds of robust and comprehensive engagement meetings. Our Board and Compensation Committee remain focused on ongoing engagement with our stockholders to ensure that our corporate governance provisions continue to effectively support our strategic priorities and market-leading stockholder value creation.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2025 executive compensation program and the compensation paid by us to the following named executive officers (or “NEOs”): Walter J. Scheller, III, Chief Executive Officer (“CEO”), Jack K. Richardson, Chief Operating Officer, Dale W. Boyles, Chief Financial Officer, Kelli K. Gant, Chief Administrative Officer and Corporate Secretary, and Charles Lussier, Chief Commercial Officer.

Overview

Warrior is a U.S.-based, environmentally, and socially minded supplier to the global steel industry. We are dedicated entirely to mining non-thermal metallurgical coal used as a critical component of steel production by metal manufacturers in Europe, South America, and Asia. Warrior is a large-scale, low-cost producer and exporter of premium quality steelmaking coal, also known as hard-coking coal (HCC), operating highly efficient longwall operations in its underground mines based in Alabama. The HCC that Warrior produces from the Blue Creek coal seam contains very low sulfur and has strong coking properties. The premium nature of Warrior’s HCC makes it ideally suited as a base feed coal for steelmakers.

Operating safely is a top priority for Warrior. We are committed to the wellbeing of our employees and the continued enhancement of a safety culture, ensuring that all employees return home safely to their families every day. We believe that long-term success requires a commitment to mine safety, environmental stewardship, and investing in our employees and the communities where we operate. We conduct business ethically and with transparency, adhering to best practices in corporate governance.

Impact of Current Events and Strategic Efforts on Compensation

The Company’s management team drove meaningful progress on strategic priorities to build significant, sustainable stockholder value during the year ended December 31, 2025, and the annual cash incentive awards for 2025 were earned at levels well above target amounts, reflecting performance that exceeded our short-term objectives. 2025 was a defining year for Warrior, one marked by record sales and production volumes, strong full-year financial performance, and the successful startup of longwall operations at our transformational Blue Creek mine, eight months ahead of schedule and on budget. These impressive results were achieved despite challenging global steelmaking coal markets, where pricing has been driven primarily by depressed global steel demand, record high Chinese steel exports, and abundant global supply of steelmaking coal. Additionally, Warrior met or exceeded all guidance targets that management conveyed to the market during the year.

Due to management’s ability to drive short-term performance above target levels despite the challenging global steelmaking coal markets, the Human Resources and Compensation Committee believed it was appropriate to approve the payout of the annual cash incentive awards for 2025 at 178.82% of target based on actual performance. The Committee also believed it was appropriate to approve the payout of the performance-based RSUs eligible to be earned for 2025 at 200% of target based on actual performance.

Compensation in Context: Company Performance in 2025

The year ended December 31, 2025 reflects strong operational and financial performance in a challenging steelmaking coal pricing environment. Highlights of our key accomplishments during the year are as follows:

• We commenced longwall operations at the Blue Creek Mine, eight months ahead of schedule and on budget;

• We finalized two federal coal leases with the U.S. Bureau of Land Management, which contain approximately 48 million metric tons of reserves, further strengthening the resource base underpinning our strategic growth initiatives;

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• We achieved record annual sales volumes of 8.7 million metric tons, a 21% increase compared to the prior year, and record production volumes of 9.3 million metric tons, a 24% increase compared to the prior year, which reflects strong operational performance from the Blue Creek mine as it produced 1.8 million metric tons and we sold 1.4 million metric tons;

• We achieved strong net income of $57.0 million, or $1.08 per diluted share, and Adjusted EBTIDA (as defined below)* of $256.5 million;

• We delivered positive cash flows from operations of $229.2 million, enabling continued investment in capital expenditures of $402.2 million for the growth of the business;

• We made excellent progress towards completion of our world-class Blue Creek Mine project, which remains on schedule, and invested $240.2 million in the continued development of Blue Creek, which brings the total project spend to $956.8 million, all self-funded from operating cash flows;

• We achieved a total reportable incident rate of 1.96, which is 53% lower than the national total reportable incident rate for all underground coal mines in the U.S. of 4.20 for the six months ended June 30, 2025, which represents the latest data available;

• We maintained a strong balance sheet with total liquidity of $483.9 million, consisting of cash and cash equivalents of $300.0 million, short-term investments of $43.4 million, net of $9.9 million posted as collateral, and $140.5 million available under our Amended ABL Facility; and

• We demonstrated an ongoing commitment to returning capital to our stockholders, paying a regular quarterly dividend of $0.08 per share.

_______________

* Adjusted EBITDA is a non-GAAP financial measure and is defined as net income before net interest income, income tax (benefit) expense, depreciation and depletion, non-cash asset retirement obligation accretion and valuation adjustments, non-cash stock compensation expense, other non-cash accretion and valuation adjustments, non-cash mark-to-market loss (gain) on gas hedges, and business interruption expenses. See page 88 of the accompanying 2025 Annual Report to Stockholders for a discussion of our use of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income.

As detailed in this Compensation Discussion and Analysis, our compensation program is designed to link executive pay with corporate and individual performance, and one of the ways we do this is to tie our annual cash incentive awards to the primary performance metrics that management uses to evaluate the Company’s performance:

• Safety rates: Our dedication to safety is at the core of all of our overall operations as we work to further reduce workplace incidents by focusing on policy awareness and accident prevention. Our continued emphasis on enhancing our safety performance has resulted in a total reportable incident rate (TRIR) of 1.96 for the year ended December 31, 2025, compared to our target goal of 1.65.

• Adjusted EBITDA: Our management uses Adjusted EBITDA (as defined above) as a supplemental financial measure to assess our financial condition and operating performance. This measure does not comply with generally accepted accounting principles (“GAAP”) in the United States, and the GAAP measure most directly comparable to Adjusted EBITDA is net income. For the year ended December 31, 2025, we achieved Adjusted EBITDA (adjusted to remove the impact of the earned incentive payments) of approximately $297.8 million, compared to our target goal of approximately $217.9 million.

• Capital expenditures: Our mining operations require investments to maintain, expand, upgrade or enhance our operations and to comply with environmental regulations. In 2025, we continued to invest a significant amount of capital into Blue Creek as we move towards completion of the project. We spent approximately $80.0 million in sustaining capital and an additional $240.0 million on the development of Blue Creek. For the year ended December 31, 2025, we achieved certain capital expenditures, excluding discretionary capital, of approximately $80.0 million, compared to our target goal of $91.5 million.

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• Metric tons of production: In the year ended December 31, 2025, we produced a record 9.3 million metric tons of steelmaking coal from Mine 4, Mine 7 and Blue Creek, a 24% increase compared to the prior year, which is attributed to the early longwall operation startup at Blue Creek. This production exceeded our target goal of 7.3 million metric tons.

• Cash cost of production per metric ton: We believe our mines contain the highest quality mixes of steelmaking coal products in the U.S. and our Mine 4 and Mine 7 are two of the lowest cost steelmaking coal mines in North America. Our low-cost position is derived from our operations’ favorable geology and automated longwall mining methods and the variable cost structure in our labor, royalties and logistics contracts. The commencement of the Blue Creek longwall operations has significantly improved our already advantageous position in the first quartile cost curve, and is expected to drive significant margin expansion in the future. In the year ended December 31, 2025, we achieved a cash cost of production per metric ton (adjusted to remove the impact of the earned incentive payments) that was approximately 12% better than our target goal.

As detailed below under “Elements of 2025 Executive Compensation—Annual Cash Incentive Awards—Actual 2025 Results,” the Company’s performance under these metrics resulted in a payout of the annual cash incentive awards at 178.82% of target.

In order to further align executives’ interests with those of the stockholders and motivate the behaviors that our Human Resources and Compensation Committee and Board of Directors believe will drive growth and value in our business, we changed the structure of the equity incentive awards granted to NEOs and key employees in 2018 by providing for a more stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. The performance-based RSUs are earned on the basis of the Company’s performance in each of the three years beginning with the year of the date of grant and, as with the annual cash incentive awards, these long-term equity awards are tied to performance metrics that management uses to evaluate the Company’s performance:

• Longwall feet of advance: This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2025, we achieved annual longwall feet of advance that was approximately 30% greater than the target level.

• Continuous miner feet of advance: This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2025, we achieved annual continuous miner feet of advance that was approximately 11% greater than the target level.

• Cash cost of production per metric ton: As detailed above, this metric reflects management’s focus on our key business strategy of maintaining and further improving our low-cost operating profile. In the year ended December 31, 2025, we achieved a cash cost of production per metric ton (adjusted to remove the impact of the earned incentive payments) that was approximately 14% better than our target goal.

• Total shareholder return: We compare the Company’s total shareholder return to that of its peer group, which reflects that our executive compensation program should align management’s interests with those of our stockholders and incentivize performance relative to the Company’s peers. For the three-year period ended December 31, 2025, we achieved total shareholder return of approximately 161.17%, compared to our peer group median of 28.24%.

As detailed below under “Elements of 2025 Executive Compensation—Long-Term Equity Incentives—Actual 2025 Results,” the Company’s performance under these metrics resulted in achievement at 200% of target.

Compensation Philosophy and Objectives

One of our primary objectives is to achieve and sustain significant increases in shareholder value. Our executive compensation program has been designed to support this objective with a clear link between pay and corporate and individual performance, while discouraging executives from taking excessive risks. We structure our compensation plans to provide target compensation levels and opportunities that are competitive with the median target opportunities for comparable positions among the companies that comprise our peer group. We continue to refine our peer group to be reflective of similar businesses of

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comparable size, as well as businesses that are representative of the market place for talent in which we compete. This approach is also aimed at ensuring our ability to attract, retain and motivate the executives, managers and professionals who are critical to our short- and long-term success. A significant portion of our executives’ compensation is “performance-based” in the form of both short- and long-term incentives that are intended to motivate balanced decision-making by our executives while also aligning their interests with those of our shareholders.

Executive Compensation Program Objectives and Principles

Our primary compensation objectives are to:

•
Attract, motivate and retain top executive and managerial talent,
•
Reward our executives for the achievement of our annual and long-term performance goals,
•
Drive future short- and long-term performance,
•
Discourage excessive risk-taking, and
•
Align managements’ interests with those of the stockholders.

While the individual compensation elements may differ, the design of the executive compensation program is generally based on the same objectives as the overall compensation program provided to all of our employees. The Human Resources and Compensation Committee has established the following principles, which are meant to effect these compensation objectives and guide the design and administration of specific plans, agreements and arrangements for our executives:

Principle	Description

Compensation Should Be Performance-Based

The Human Resources and Compensation Committee believes that a significant portion of our executives’ total compensation should be tied to how well the Company performs relative to applicable financial, strategic, operational and safety objectives and how well they perform individually. To accomplish this, the Human Resources and Compensation Committee uses a variety of targeted, performance-based compensation vehicles in our executive compensation program that are specifically designed to incorporate performance criteria that promote our annual operating plan and long-term business strategy, build long-term stockholder value and discourage excessive risk-taking.

As the Human Resources and Compensation Committee believes that there should be a strong correlation between executive compensation and Company performance, in years when our performance exceeds objectives established for the relevant performance period, executives should be paid more than 100% of the established target award. Conversely, when performance does not meet the established objectives, incentive award payments should be less than 100% of the established target level or eliminated altogether if actual results are below the threshold performance levels.

Compensation Should Reinforce Our Business Objectives and Values

Our objective is to increase stockholder value through our continued focus on asset optimization and cost management to drive profitability and cash flow generation. Our key strategies to achieve this objective include: maximizing profitable production; maintaining and improving our low-cost operating cost profile; broadening our marketing reach; maintaining a strong correlation between realized coal prices and market indices; and capitalizing on opportunities for technological innovation to continue to reduce our impact on the environment. The Human Resources and Compensation Committee considers these strategies, as well as the Company’s risk tolerance, when identifying the appropriate incentive measures and setting the goals and objectives applicable to our NEOs.

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Principle	Description

Performance-Based Compensation Should Be Benchmarked

The Human Resources and Compensation Committee believes that the use of internal performance metrics alone would yield an incomplete picture of Company performance. Accordingly, the performance-based element of our executive compensation program also emphasizes and evaluates the Company’s performance relative to similarly situated organizations on the basis of industry focus, scope of operations and size. This evaluation serves as a means to assess, on a comparative basis, how well we deliver results that build long-term shareholder value which, in turn, allows us to better establish the performance expectations of the executives leading the Company.

The Majority of Our Executives’ Compensation Should Be Variable and “At Risk”

The Human Resources and Compensation Committee inherently believes that pay and performance should be directly linked. In support of this objective, we seek to ensure that our incentive compensation programs are consistent with, and supportive of, our short- and long-term strategic, financial, operational and safety goals by making a significant portion of each NEO’s total compensation variable and “at risk,” with payouts dependent on the successful achievement of our articulated performance goals, which are set annually by the Human Resources and Compensation Committee.

Snapshot: How Compensation is Delivered to Our NEOs

The total direct compensation opportunities of our NEOs for 2025 are comprised of the following elements:

	Core Compensation Element	Underlying Principle	Description

Fixed Compensation	Base Salary	To provide a competitive level of fixed compensation that serves to attract and retain high-caliber talent and is predicated on responsibility, skills and experience.	Base salaries are generally reviewed annually and may be modified on the basis of merit, promotion, internal equity considerations and/or market adjustments.

Variable Compensation	Annual (Cash) Incentive Award	To reward achievement of corporate and individual NEO goals and contributions to the Company.

Annual incentive awards are based on objective performance metrics, but also allow the Human Resources and Compensation Committee to apply discretion (both negative and positive, up to appropriate, applicable limits) in considering quantitative and qualitative performance. Annual incentive awards are delivered to our NEOs in cash.

	Long-Term (Equity) Incentive Award	To promote the recruitment and retention of our NEOs, to reward performance that drives stockholder value creation and to align the interests of our management team with those of our stockholders.	Long-term incentive awards are delivered to our NEOs in a combination of performance-based and time-based restricted stock units (“RSUs”).

Stockholder Advisory Votes and Outreach

Advisory Votes on Executive Compensation

Pursuant to SEC rules, we provided our stockholders with the opportunity in 2025 to vote to approve, on an advisory basis, the compensation of our NEOs (often referred to as a “say-on-pay” vote). Although the say-on-pay vote is advisory and non-binding, the Human Resources and Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2025 Annual Meetings

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of Stockholders, approximately 92% of the votes cast on the say-on-pay proposal were voted in favor of the compensation of our NEOs as disclosed in the proxy statement for such meeting, which reflected a dramatic improvement from 2024, largely due to our efforts to engage with stockholders and make corresponding improvements to our compensation program, as described below.

As required by SEC rules, at the 2024 Annual Meeting of Stockholders, we also provided our stockholders with an opportunity to vote, on an advisory basis, on the frequency of future say-on-pay votes. At that meeting, the Company’s stockholders voted overwhelmingly to recommend that future say-on-pay votes be held annually. Our Board adopted that recommendation and, accordingly, we intend for our stockholders to continue to have an annual opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. SEC rules require that another “say-on-frequency” vote be held no later than the annual meeting held in the sixth calendar year after the immediately preceding vote, so the Company’s next say-on-frequency vote will be held no later than the 2030 Annual Meeting of Stockholders.

Our annual say-on-pay vote is one of the important mechanisms for understanding stockholder perspectives on our executive compensation program. Following the 2024 Annual Meeting, in response to the say-on-pay vote that received approximately 66% stockholder support and stockholder proposals that received significant support, the Board undertook an expanded stockholder engagement effort, as described below.

Board Responsiveness to Stockholder Outreach Following the 2024 Annual Meeting

Invited 18 investors representing ~60% of outstanding shares	Engaged 7 stockholders, representing ~30% of outstanding shares

The Fall 2024 engagement meetings focused on developing a deeper understanding of stockholder perspectives on our executive and corporate governance programs and the stockholder considerations behind the 2024 Annual Meeting vote outcomes. The meetings were led by the Chairs of the Human Resources and Compensation and Audit Committees and supported by management. The majority of stockholders we met with acknowledged Warrior’s extraordinary performance in growing stockholder value and the critical role of the executive team in achieving our financial and strategic objectives, including progressing on our transformational Blue Creek Mine project, and stockholders generally supported our regular executive compensation program design.

The below table details the actions taken by the Compensation Committee that we believe directly address feedback conveyed to us by our stockholders regarding our executive compensation program:

Feedback from Stockholders	Our Response
Limited Use of One-Time Awards: Stockholders have expressed a preference for the Committee to not provide one-time discretionary awards to executives.

The Compensation Committee does not regularly issue one-time awards. The Transformational Awards granted in 2023 were designed to incentivize progress on the strategic Blue Creek Mine project, expected to create significant long-term value for our stockholders.

The Committee has affirmed its commitment to not grant any additional off-cycle incentive awards to our NEOs until after the Transformational Awards have vested, unless warranted by extraordinary circumstances. No one-time awards were granted as part of the 2025 compensation program, and none are anticipated for 2026.

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Feedback from Stockholders	Our Response

Details regarding Blue Creek Mine Transformational Award: Stockholders inquired on clarifying details surrounding the Transformational Award related to the Blue Creek Mine project, including how it impacts the Company’s executive succession planning.

The Blue Creek Mine represents 40 plus additional years of operating life to the long-term strategy and is the largest untapped metallurgical coal reserve in North America.

The structure of the related 2023 Transformational Retention Awards effectively incentivizes continued leadership through project completion, with stockholder friendly protection mechanisms, including the entire Award being subject to forfeiture if the Blue Creek Mine does not commence on-time production by April 2028.

Desire to see Double-Trigger Vesting of Compensation Upon a Change in Control

In response to stockholder feedback, the Compensation Committee has implemented double-trigger change-in-control vesting provision for all equity awards beginning in 2025. Our CEO’s 2023 Transformational Award already includes a double-trigger change of control provision (see page 55).

Incentive Plan Performance Metrics: Stockholders have expressed a preference for full disclosure of performance metrics used in the Company’s short- and long-term incentive plans.

While we cannot disclose certain metrics that may pose a competitive harm to our business, such as cash cost of production, longwall feet of advance and continuous miner feet of advance, the Board will continue its practice of disclosing all performance metrics under the annual and long-term incentive plans where the information is otherwise publicly available.

The Board appreciates feedback from all stockholders and looks forward to continuing to maintain an ongoing, year-round dialogue to ensure stockholder feedback is appropriately addressed and responded to in each year’s forthcoming corporate governance and compensation-related enhancements.

Role of the Human Resources and Compensation Committee

Our Human Resources and Compensation Committee, which currently consists of three members of the Board, each of whom qualifies as independent under NYSE listing standards, reports regularly to the Board and annually evaluates its own performance. It meets periodically during the year, generally in conjunction with regular meetings of the Board. The primary goal of the Human Resources and Compensation Committee is to assist the Board in fulfilling its oversight responsibilities related to setting, monitoring and implementing a compensation philosophy and strategy designed to enhance profitability and fundamental value for the Company. It also reviews and approves the salary and other compensation of the CEO and our other executive officers, as well as the compensation and benefits of our non-employee directors, on an annual basis. The Human Resources and Compensation Committee determines incentive compensation targets and awards under various compensation plans and makes grants of restricted stock units and other awards under our stock incentive plans.

Pursuant to the Human Resources and Compensation Committee’s authority to engage the services of outside advisors, the Committee has retained Pay Governance LLC, an independent compensation consulting firm, to provide market and peer group data, to examine pay and performance matters, and to assist the Committee in developing compensation programs and making compensation decisions applicable to the Company’s executive officers and non-employee directors. In determining the compensation of the executive officers other than the CEO, the Human Resources and Compensation Committee takes into account current compensation levels and peer group benchmarking, and also considers the recommendations of the CEO, which are based primarily on Company and individual performance as well as competitive market data. The Committee does not use a formula to weight these factors, but, instead, uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs. After the end of the performance period to which a particular incentive award relates, the Human Resources and Compensation Committee reviews our performance relative to the applicable performance targets and recommends payouts based on that performance.

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Role of Management

Our Human Resources and Compensation Committee determines the compensation of the CEO without management input, but may be assisted in this determination by Pay Governance. In making determinations regarding the compensation for the Company’s non-CEO executive officers, the Human Resources and Compensation Committee may request input from the CEO, other members of the Board and its key committees, and Pay Governance. The CEO recommends compensation, including the compensation provisions of employment and/or severance agreements for those who have them, for the NEOs other than himself, and for all others whose compensation falls under the purview of the Human Resources and Compensation Committee. In making these recommendations, the CEO evaluates the performance of each executive, and considers (i) each executive’s current responsibilities and his or her ability to assume increasing responsibilities, (ii) the executive’s compensation opportunity in relation to other executive officers of the Company and (iii) publicly available information regarding the competitive marketplace for talent. The Human Resources and Compensation Committee also performs its own assessment of the individual performance of each executive officer. Executive officers, including the CEO, are neither consulted about their respective compensation nor present for the discussions or decisions regarding their own compensation. The Human Resources and Compensation Committee is assisted in the administration of its decisions by the Company’s Chief Administrative Officer. Notwithstanding this input, the Human Resources and Compensation Committee retains full discretion to approve the compensation of the Company’s executive officers.

Role of the Compensation Consultant

Since July 2020, Pay Governance has advised the Human Resources and Compensation Committee regarding annual and long-term incentive plan design, assisted the Committee in determining the compensation and TSR performance peer groups, which are described in more detail below, and advised the Committee on competitive compensation practices, comparative market data and the appropriate mix of compensation elements, which the Committee considered in determining the appropriate levels of compensation for each NEO for 2025.

The Human Resources and Compensation Committee reviews the types of services provided by the consultant and all fees paid for those services on a regular basis. Other than the advice provided to the Human Resources and Compensation Committee on executive compensation, on director compensation described under “Director Compensation” below, and on certain corporate governance matters related to compensation, neither Pay Governance nor any of its affiliates provided additional services to the Company or any of its affiliates in 2025.

Consultant Conflict of Interest Assessment: As required by rules adopted by the SEC under the Dodd-Frank Act, the Human Resources and Compensation Committee assessed all relevant factors and determined that the work of Pay Governance did not raise any conflict of interest in 2025. In making this determination, the Human Resources and Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act.

Discouraging Excessive Risk-Taking

The Human Resources and Compensation Committee annually reviews the design of our executive compensation program, including whether the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, the Human Resources and Compensation Committee assesses whether compensation programs used in prior years have successfully achieved our compensation objectives. The Committee also considers the extent to which our compensation program is designed to achieve our long-term financial and operating goals. Key factors in mitigating any risks associated with the Company’s compensation programs and practices are outlined below:

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Principle	Description

Balanced Weighting of Performance Metrics in Incentive Compensation Programs

The Company’s annual cash and equity incentive compensation plans use a balanced weighting of multiple performance measures and metrics to determine incentive payouts to our executives and managers. This discourages excessive risk taking by eliminating any inducement to over-emphasize one goal to the detriment of others.

Maximum Compensation Limits	All of our incentive plans provide for maximum payout limits or “caps.”

Stock Ownership Guidelines For Executives

The Company believes that stock ownership requirements serve to align the interests of management with those of stockholders by requiring executives to hold a meaningful equity position in the Company which, in turn, aligns the executives’ interests with those of the stockholders and, thereby, supports the Company’s objective of building long-term stockholder value. Furthermore, the Company believes that ownership of equity mitigates the risk of executive actions that could potentially damage or destroy equity value. The Company’s Stock Ownership Guidelines require all executive officers to own and hold Company stock above certain thresholds. Executives have five years from the date of their designation as an executive to satisfy the stock ownership guidelines.

Policies Regarding Trading in Company Stock

We maintain policies and procedures for transactions in the Company’s securities that are designed to ensure compliance with all insider trading rules (as discussed above under “Insider Trading Arrangements and Policies”). The Company’s policies and procedures also prohibit employees, officers and directors from engaging in certain forms of hedging (as discussed below under “Prohibition on Hedging and Pledging of Company Stock and Equity Award Repricing”) and short-term speculative trading of the Company’s securities, including without limitation short sales and put and call options involving the Company’s securities. We also prohibit employees, officers and directors from pledging the Company’s securities as collateral for loans and holding the Company’s securities in a margin account.

Clawback Policies

The Board has adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant if the Company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision. In addition, in 2023, the Board adopted the Policy for the Recovery of Erroneously Awarded Compensation, pursuant to which, in compliance with the requirements of the Dodd-Frank Act and applicable SEC rules and NYSE listing standards, the Company will recover incentive-based compensation erroneously awarded to our NEOs during a three-year lookback period if there is a restatement of the Company’s financial results.

Peer Group and Benchmarking

The Human Resources and Compensation Committee reviews competitive market compensation information for the Company’s executive positions. The composition of the peer group is reviewed periodically to ensure that each company is appropriate. Generally, this determination is based on a variety of characteristics, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization, and EBITDA), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. At the direction of the Human Resources and Compensation Committee, the peer group was developed with a particular focus on companies with mining or mining-related businesses that are of similar size, in terms of revenue and market capitalization, to the Company.

We generally seek to provide our executives and managers with base salaries and target bonus and long-term incentive opportunities that are positioned around the median of the competitive market in order to assist in attracting and retaining talented executives and to further motivate and reward NEOs for sustained, long-term improvements in the Company’s financial results and the achievement of long-term business objectives. We recognize, however, that benchmarking is not always reliable and may be subject to

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significant variation from one year to the next, particularly in a commodity-driven industry. As a result, we also use Company and individual performance in determining the appropriate compensation opportunities for our NEOs, and actual compensation may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience and specific role of the executive officer in the organization.

In connection with determining the 2025 compensation arrangements of our NEOs, the Human Resources and Compensation Committee utilized the following peer group of 17 companies:

· Alpha Metallurgical Resources, Inc.*	· Kaiser Aluminum Corporation
· Arch Resources, Inc.*	· Materion Corporation
· ATI Inc.	· Metallus Inc.*
· Carpenter Technology Corporation	· Olympic Steel, Inc.
· Century Aluminum Company	· Peabody Energy Corporation*
· Coeur Mining, Inc.	· Radius Recycling Inc.*
· Compass Minerals International, Inc.	· SunCoke Energy, Inc.*
· CONSOL Energy, Inc.*	· Worthington Enterprises, Inc.
· Hecla Mining Company

Additionally, the Human Resources and Compensation Committee utilized a second peer group to evaluate relative total shareholder return for the performance-based RSU awards starting in 2021. These “performance peers” include seven of the peers listed above (those denoted with an asterisk (*)), as well as the following additional companies: Alliance Resource Partners, L.P., Cleveland-Cliffs, Inc., Commercial Metals Company, Coronado Global Resources Inc., Haynes International, Inc., Ramaco Resources, Inc., and United States Steel Corporation.

This peer group was established in 2020 after a thorough analysis of the potential competitive universe for executive talent. Given the inherent volatility in commodity prices affecting the financial results of the Company and its peers, the Committee prefers to use a stable group of comparators, when appropriate; however, the Committee has periodically updated the peer group in the past when a company is no longer appropriate for inclusion in the peer group. The Committee, in partnership with Pay Governance, reviewed the peer group in July 2025 and determined that it was appropriate to (i) remove Radius Recycling after it was acquired, and (ii) replace Arch Resources and CONSOL Energy with Core Natural Resources following their merger. Following this reconstitution of the peer group, the Company’s relative positioning of revenue (below median) and market cap (above median) was appropriately balanced. Further, in July 2025, the Committee, in partnership with Pay Governance, reviewed the second peer group used to evaluate relative total shareholder return for the performance-based RSU awards and determined that it was appropriate to (a) remove Haynes International, Radius Recycling, and United States Steel after these companies were acquired, (b) replace Arch Resources and CONSOL Energy with Core Natural Resources following their merger, and (c) add Nucor Corporation and Steel Dynamics.

2025 Target Total Compensation Mix

The type and amount of compensation for each NEO is determined after considering a variety of factors, including the executive’s position and level of responsibility within our organization, comparative market data and other external market-based factors. The Human Resources and Compensation Committee uses this information when establishing compensation in order to achieve a comprehensive package that emphasizes pay-for-performance and is competitive in the marketplace. For the 2025 fiscal year, approximately 85% of our CEO’s target total compensation and between 73% and 77% of each of our other NEO’s target total compensation in 2025 was variable and at risk. The targeted 2025 pay mix, which includes the base salaries,

48	Warrior	2026 Proxy Statement

target bonus opportunities and the grant date fair value of our long-term incentive grants (with the performance-based RSUs valued at target level) for the CEO and other NEOs is displayed below:

Elements of 2025 Executive Compensation

The compensation of our NEOs consists of base salaries, annual cash incentive awards, equity awards and employee benefits, as described below. Our NEOs are also entitled to certain compensation and benefits upon qualifying terminations of employment pursuant to their employment agreements and the various award agreements under Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), as described below under “Potential Payments Upon a Termination of Employment or Change in Control.”

Base Salaries

Base salaries for our NEOs are determined based on each NEO’s responsibilities and his or her experience and contributions to our business, and each NEO’s employment agreement provides for a minimum base salary. This fixed compensation provides a level of income security that is not subject to financial or operational performance risk. Annual salary reviews of the Company’s executive officers, including the NEOs, generally occur in the beginning of the year at the time of the first regular meeting of the Human Resources and Compensation Committee, with any adjustments taking effect on March 1st. When reviewing a potential salary increase, our Human Resources and Compensation Committee considers the performance of the Company and the NEO during the prior year, the NEO’s current base salary and his or her total cash compensation opportunity relative to other executive officers, both within the Company and the peer group (as described above), recommendations of the CEO and the NEO’s skills and experience.

At a meeting of the Human Resources and Compensation Committee held on February 10, 2025, the Human Resources and Compensation Committee reviewed the base salaries of our executive officers, taking into account the considerations described above including the data presented by Pay Governance. The Committee approved the base salaries set forth below for the NEOs, which salaries are unchanged from fiscal year 2024:

Name	2025 Base Salary ($)

Walter J. Scheller, III	900,000
Jack K. Richardson	575,900
Dale W. Boyles	495,957
Kelli K. Gant	438,900
Charles Lussier	398,302

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Annual Cash Incentive Awards

Annual incentive compensation provides executive officers, including our NEOs, and other key employees the opportunity to earn cash upon the achievement of pre-established, measurable financial, operational and safety objectives for a fiscal year. Our Human Resources and Compensation Committee believes that annual cash incentive awards motivate and provide focus on the achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Annual incentive compensation was awarded to certain of our executives, including our NEOs, under the Company’s 2025 annual incentive program (the “2025 Annual Incentive Program”). The target and maximum amounts of any annual cash incentive award that can be earned by an individual, including our NEOs, are expressed as a percentage of the individual’s base salary in effect (which percentages remained consistent year-over-year).

In late 2024, the Human Resources and Compensation Committee recommended, and the Board approved, the 2025 Annual Incentive Program financial, operational and safety measures and related performance goals for the Company, which were based on the Company’s budget developed in late 2024. In determining the threshold, target and maximum levels for each performance measure, the Human Resources and Compensation Committee takes into account management’s expectations, including operational plans, as well as various market and price projections. Actual payouts under the 2025 Annual Incentive Program were based on (1) Adjusted EBITDA, as defined above, (2) certain capital expenditures, (3) metric tons of production, (4) cash cost of production per metric ton and (5) safety rates, subject in each case to additional adjustments as approved by the Human Resources and Compensation Committee. The Human Resources and Compensation Committee chose to base the 2025 Annual Incentive Program on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2025.”

Under the 2025 Annual Incentive Program, the Human Resources and Compensation Committee established specific performance objectives for the Company, as well as threshold, target and maximum payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the payout award related to such performance measure. The Human Resources and Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution.

2025 Target Setting and Actual Results

When setting the targets for the performance metrics used in the 2025 Annual Incentive Program, the Human Resources and Compensation Committee set the targets at levels that the Committee believed were reasonably difficult to achieve given the business environment at that time. The Human Resources and Compensation Committee took into account current market conditions, global economic conditions, capital expenditure needs, mining and geological conditions, and inflationary pressures experienced throughout the industry, many of which are outside of the Company's control. However, the Committee remained focused on the Company’s commitments to continuous operational improvement and achieving safety rates far superior to the national total reportable incident rate.

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In February 2026, the Human Resources and Compensation Committee reviewed the Company’s actual results for 2025 with respect to achievement of the performance goals. The Company’s performance under these metrics resulted in a payout of the annual cash incentive awards eligible to be earned for 2025 at 178.82% of target. The weightings of the performance measures for the NEOs participating in the 2025 Annual Incentive Program and the threshold, target and maximum levels for such performance measures, as well as actual results and the resulting payout percentages, are as follows:

	Percentage of Target Award	Annual Bonus Program Goals						Actual	Percentage Weighting Based on Actual
Performance Measures(1)	Opportunity	Threshold		Target		Maximum		Performance	Achievement

Financial Measures
Adjusted EBITDA	20%	$190,699,400		$217,942,100		$245,184,900		$297,832,400	40%

Capital Expenditures	20%	$96,314,000		$91,498,300		$86,682,600		$79,977,100	40%

Operational Measures

Metric Tons of Production	20%	7,111,200		7,293,500		7,658,200		9,256,100	40%

Cash Cost of Production per Metric Ton	20%		(2)		(2)		(2)	Approx. 12% better than target	40%

Safety Measure: Reportable Incident Rate	20%	4.30		1.65		1.57		1.96	18.82%

Total	100%	50%		100%		200%			178.82%

(1)
Payouts related to performance between threshold and target and between target and maximum were subject to straight-line interpolation.
(2)
Cash cost of production per metric ton is a confidential metric that, if disclosed, could result in competitive harm to our business. The performance goal for this operational measure was based on the combined weighted average of each mine’s cost of production per metric ton. The Human Resources and Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold payout level was set at budgeted performance, the target payout level was set at 97.5% of budgeted performance, and the maximum payout level was set at 95.0% of budgeted performance.

As a result of the Company’s strong operational and financial performance against the foregoing performance goals, the Human Resources and Compensation Committee approved the following payout amounts for the NEOs under the 2025 Annual Incentive Program:

Name	Target Payout as a % of Base Salary	Threshold Award ($)	Target Award ($)	Maximum Award ($)	Actual Award ($)(1)

Walter J. Scheller, III	125%	562,500	1,125,000	2,250,000	2,011,725
Jack K. Richardson	100%	287,950	575,900	1,151,800	1,029,824
Dale W. Boyles	100%	247,979	495,957	991,914	886,870
Kelli K. Gant	85%	186,533	373,065	746,130	667,115
Charles Lussier	80%	159,321	318,642	637,283	569,796

(1)
The target award as a percentage of base salary and the threshold, target and maximum award amounts were approved by the Human Resources and Compensation Committee in February 2025. The amounts paid out are based on the actual salaries earned by the NEOs in 2025.

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Long-Term Equity Incentives

Equity Grants Generally

In order to align the long-term interests of the NEOs with those of the Company and its stockholders, we believe that a substantial portion of each NEO’s compensation should be in the form of equity awards. The Human Resources and Compensation Committee grants equity awards to our NEOs and other key employees pursuant to the 2017 Equity Plan. If the 2026 Equity Plan is approved by the stockholders, future grants of awards will be made under that plan. See “Equity Compensation Plan” beginning on page 65 for a description of the 2017 Equity Plan. The purpose of the 2017 Equity Plan and the 2026 Equity Plan is to provide equity as a component of executive compensation to ensure external competitiveness of total compensation, to motivate our NEOs and key employees to focus on long-term Company performance, to align executive compensation with stockholder interests and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive’s employment terminates before the award vests. The Human Resources and Compensation Committee intends to grant equity incentive awards at a fixed time each year, generally during the first fiscal quarter of the year. The Human Resources and Compensation Committee also may approve equity incentive awards for individuals at the time of commencement of employment, promotion or other change in responsibilities.

2025 Annual Equity Grants

The structure of equity incentive awards granted to NEOs and key employees provides a stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. The total equity incentive award granted to each NEO for 2025 was based on an economic value derived from a multiple of the recipient’s base salary, based on his or her level of employment. The recipient’s level of employment also determined the percentage of the equity award that is subject to time-based vesting and the percentage that is subject to performance-based vesting. In determining the multiple of the recipient’s base salary that was granted in equity and the percentage of the equity award that is subject to time-based and performance-based vesting for the 2025 equity awards, the Human Resources and Compensation Committee considered the size of equity awards granted to executive officers serving in comparable positions at our peer companies and market and other factors.

Based upon these considerations, the Human Resources and Compensation Committee approved a grant of equity incentive awards to the NEOs in February 2025. After determining the targeted dollar amount of compensation to be paid through equity grants (as set forth in the table below), each of the number of time-based RSUs granted and the target number of performance-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant.

Based upon the formulas described above, the Human Resources and Compensation Committee approved 2025 grants of time-based RSUs and performance-based RSUs to the NEOs as follows:

Name	Total Target Amount of Equity Grant (and % of base salary)	Target Dollar Amount of Time-Based RSUs (and % of total equity grant)(1)	Number of Time- Based RSUs	Target Dollar Amount of Performance-Based RSUs (and % of total equity grant)(1)	Target Number of Performance- Based RSUs

Walter J. Scheller, III	$3,825,000 (425%)	$765,000 (20%)	14,329	$3,060,000 (80%)	57,314
Jack K. Richardson	1,382,160 (240%)	345,540 (25%)	6,472	1,036,620 (75%)	19,416
Dale W. Boyles	1,140,701 (230%)	285,175 (25%)	5,341	855,526 (75%)	16,024
Kelli K. Gant	921,690 (210%)	230,422 (25%)	4,316	691,268 (75%)	12,948
Charles Lussier	736,859 (185%)	184,215 (25%)	3,450	552,644 (75%)	10,351

(1)
The target dollar amount of such grants do not exactly equal the grant date fair values of such awards, which are reflected in the “Summary Compensation Table” on page 60 and the “Grants of Plan-Based Awards” table on page 62, due to rounding the number of shares granted to the nearest whole share and the impact of fair value calculations according to FASB ASC 718.

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2025 Time-Based RSUs

The time-based RSUs granted to our NEOs in 2025 vest ratably on each of the first three anniversaries of the grant date, subject to the NEO continuing to be employed on the applicable vesting date, and settle through the delivery of one share of common stock for each vested RSU.

2025 Performance-Based RSUs

The performance-based RSUs settle through the delivery of a number of shares of common stock equal to between 0% to 200% of the target number of RSUs, and the NEOs are eligible to earn one-third of the target number of RSUs based upon the Company’s performance in each of 2025, 2026 and 2027. The performance metrics utilized for these awards are (i) the operational metrics of longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and (ii) total shareholder return, and each of the four metrics is weighted 25%. The Human Resources and Compensation Committee chose to base the performance-based RSUs on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2025.”

The Human Resources and Compensation Committee establishes annual performance targets for such metrics at the beginning of each year, or “tranche,” of the three-year period. The Company’s performance in each year against the budgeted annual amounts for longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton will be measured annually, and the Company’s TSR performance will be measured over the prior three-year period. On the basis of this performance, the earned shares, if any, will be paid out thereafter. The Human Resources and Compensation Committee retains the right to use its discretion in adjusting the payouts under our performance-based RSU awards for unexpected events that impact the Company’s financial results and achievement of the performance measures, and will disclose the reasons for and calculations of any such adjustments. Such discretion will only be applied in limited and extraordinary circumstances.

In late 2024, the Human Resources and Compensation Committee recommended, and the Board approved, the specific performance goals for the Company applicable to the three tranches of performance-based RSUs that the NEOs were eligible to earn in 2025, as well as threshold, target and maximum payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the performance-based RSUs related to such performance measure. The Human Resources and Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution.

Actual 2025 Results

In February 2026, the Human Resources and Compensation Committee reviewed the Company's actual results for 2025 to determine the level of achievement of the performance goals that had been established for the three tranches of performance-based RSUs eligible to be earned in 2025. The Company's performance under these metrics resulted in achievement at 200% of target. The weightings of the performance measures

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applicable to the performance-based RSUs that the NEOs were eligible to earn in 2025 and the threshold, target and maximum levels for such performance measures, as well as actual results, were as follows:

Performance Measures	Percentage of Target Award Opportunity	Performance-Based RSU Goals for 2025(1)			Actual Performance	Percentage Payout Based on Actual Achievement

		Threshold	Target	Maximum
Operational Measures

Longwall Feet of Advance	25%	(2)	(2)	(2)	Approx. 30% greater than target	50%

Continuous Miner Feet of Advance	25%	(3)	(3)	(3)	Approx. 11% greater than target	50%

Cash Cost of Production per Metric Ton	25%	(4)	(4)	(4)	Approx. 13% better than target	50%

Financial Measure: Total Shareholder Return	25%	20% below peer group median	Peer group median: 28.24%	20% above peer group median	161.17%	50%

Total	100%	50%	100%	200%		200%

(1)
Payouts related to performance between threshold and target and between target and maximum were subject to straight-line interpolation.
(2)
Longwall feet of advance is a confidential metric that, if disclosed, could result in competitive harm to our business. The Human Resources and Compensation Committee set the performance goal for this operational measure at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 90% of target and the maximum level was set at 110% of target.
(3)
Continuous miner feet of advance is a confidential metric that, if disclosed, could result in competitive harm to our business. The Human Resources and Compensation Committee set the performance goal for this operational measure at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 90% of target and the maximum level was set at 110% of target.
(4)
Cash cost of production per metric ton is a confidential metric that, if disclosed, could result in competitive harm to our business. The Human Resources and Compensation Committee set the performance goal for this operational measure at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 105% of target and the maximum level was set at 95% of target.

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As a result of the Company’s strong performance against the foregoing performance goals despite the continued weak market conditions for steelmaking coal, the Human Resources and Compensation Committee approved the payout of the three tranches of performance-based RSUs eligible to be earned in 2025 at 200% of target. This resulted in the issuance of the following number of shares to the NEOs for 2025:

	Performance-Based RSUs Earned for 2025
	2025 Grant		2024 Grant		2023 Grant		Total Market Value
Name	Target (#)	Actual (#)	Target (#)	Actual (#)	Target (#)	Actual (#)	of RSUs on Date of Issuance ($)(1)

Walter J. Scheller, III	19,104	38,208	15,897	31,794	23,824	47,648	11,059,100
Jack K. Richardson	6,472	12,944	5,364	10,728	7,868	15,736	3,704,352
Dale W. Boyles	5,341	10,682	4,414	8,828	6,783	13,566	3,109,144
Kelli K. Gant	4,316	8,632	3,543	7,086	5,444	10,888	2,500,964
Charles Lussier	3,450	6,900	2,803	5,606	4,054	8,108	1,937,716

(1)
The market value is based on the closing price of our common stock on the NYSE on February 9, 2026, the date of issuance, multiplied by the number of shares issued pursuant to the earned performance-based RSUs.

Transformational Retention/Incentive Program

As disclosed in the proxy statement relating to the Company’s 2024 Annual Meeting of Stockholders, in April 2023, the Human Resources and Compensation Committee approved a Transformational Retention/Incentive Program for the Company’s NEOs in recognition of the fact that completing the Blue Creek Mine project will be transformational to the Company. Under the Transformational Retention/Incentive Program, the Company’s NEOs were granted an opportunity to earn a cash incentive award (a “Transformational Award”) (i) in recognition of each NEO’s continued service to the Company in connection with the completion of the Blue Creek Mine project, which is critical to the long-term success and sustainability of the Company, and (ii) in order to incentivize each NEO to continue to work diligently toward the successful completion of the Blue Creek Mine project. This was a one-time award and the Human Resources and Compensation Committee does not anticipate making similar awards in the future.

Each of the NEOs received a Transformational Award opportunity with a potential value ranging from $1.0 million, if threshold performance for each metric is achieved, up to a maximum amount of $4.0 million. For any metric achieved below the established threshold, $0 will be funded for that metric’s weighting. Each NEO is eligible to earn up to the maximum award amount, except Mr. Scheller, who is eligible to earn up to 130% of the maximum award amount, based on the level of achievement of predefined performance goals during the performance period, which ends on the earlier to occur of (i) three (3) consecutive months of production following the commencement of longwall mining production at the Blue Creek Mine or (ii) April 25, 2028 (the “Transformational Performance Period”). The Transformational Award may be earned following the Transformational Performance Period if the Company satisfies quantitative performance criteria related to on-time project completion (weighted 25%), capital expenditures (weighted 25%), and production tonnes (weighted 50%). See the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2024 for additional information regarding the payout and performance ranges for each performance metric, the downward modifiers based on environmental and safety metrics, the Committee’s rationale for selecting each performance metric, and the Total Shareholder Return (“TSR”) modifier applicable to Mr. Scheller’s award.

Benefits and Perquisites

The Company offers group medical, dental, vision, group life insurance and disability coverage in a flexible benefits package to all active employees of the Company and its subsidiaries, including the NEOs. Every salaried employee is provided life insurance and accidental death coverage up to two times his or her base salary, subject to plan limits, at no charge to the employee. For an additional charge, the employee may obtain coverage of up to five times the employee’s base salary. The Company provides long-term disability coverage up to $10,000 per month for a limited period of time depending on the circumstances.

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Our NEOs also may participate on the same basis as all other eligible employees in the Warrior Met Coal, Inc. Salaried 401(k) Plan, a tax-qualified 401(k) savings plan (the “401(k) Plan”). The 401(k) Plan allows participants to contribute up to 100% of their pay on a pre-tax basis into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. During 2025, the Company made a matching employer contribution in an amount equal to 100% of the first 5% of each plan participant’s elective deferrals, also subject to annual limits set by the Internal Revenue Service. All contributions to the 401(k) Plan are in the form of cash. Participants are immediately fully vested in the Company’s contributions and their own contributions to the 401(k) Plan. Amounts contributed by the Company in the 401(k) Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability or retirement. All of our NEOs participated in the 401(k) Plan in 2025. The Company’s contributions to the 401(k) Plan in 2025 can be found in the All Other Compensation column of the “Summary Compensation Table” on page 60 and in footnote 4 to such table.

The Company provides limited perquisites to the NEOs that it believes are reasonable and consistent with its overall compensation program. The Human Resources and Compensation Committee periodically reviews the level of perquisites provided to the NEOs. It is the Company’s general policy and practice not to reimburse executives for income taxes related to executive perquisites. Perquisites provided to the NEOs in 2025 are as set forth in the All Other Compensation column of the “Summary Compensation Table” on page 60 and in footnote 4 to such table.

Employment and Severance Arrangements

Employment Agreements

The Company has entered into an employment agreement with each of the NEOs to help ensure the retention of those individuals critical to the future success of the Company. Each of these employment agreements was negotiated and entered into with the NEO at the respective time of hire. The employment agreements provide for a minimum base salary, subject to annual increases as the Human Resources and Compensation Committee determines to be appropriate, the opportunity to receive an annual bonus with a target amount equal to a percentage of base salary, and the right to participate in all retirement, compensation and employee benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other executives of the Company.

The employment agreements contain provisions for severance payments and benefits upon various termination events as an inducement to recruitment or retention, as applicable. The Company believes that the severance payments and benefits payable under the applicable agreements are consistent with industry practice. In addition, the employment agreements provide for severance payments and benefits upon various termination events occurring in connection with a change in control. The Company believes that such payments and benefits allow the executive officers to evaluate a potential transaction impartially without regard to self-interest. The change in control severance provisions contain a double trigger, such that an executive officer is not eligible for a severance payment unless the individual’s employment is terminated by the Company without “cause” or by the executive for “good reason” (each, as defined in the applicable agreement) within twelve (12) months following a change in control. The agreements do not provide the executive officers with rights to Code Section 280G gross-up payments and require the executive officers to comply with non-competition, non-disclosure and non-solicitation provisions in order to receive the severance payments. See “Employment Agreements” beginning on page 67 for a complete discussion of the arrangements with the NEOs.

Severance Approval Policy

In February 2024, the Board adopted a Policy Regarding Stockholder Approval of Future Severance Agreements, which requires stockholder approval prior to the Company entering into severance agreements with senior executives that would provide cash severance benefits exceeding 2.99 times base salary and target bonus. We discuss our severance and change in control benefits in detail below under “Potential Payments Upon a Termination of Employment or Change in Control.”

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Policies and Practices Related to the Grant of Certain Equity Awards

We do not grant stock options or similar awards as part of our equity compensation programs. If stock options or similar awards are granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and to not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

Our executive officers are not permitted to choose the grant date for their individual stock option grants, if any. During the year ended December 31, 2025, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Stock Ownership Guidelines for Executives

In April 2023, the Human Resources and Compensation Committee adopted Stock Ownership Guidelines applicable to the Company’s executive officers, including its NEOs, and its non-employee directors. The Stock Ownership Guidelines require the Company’s executive officers and its non-employee directors to beneficially own shares of the Company’s common stock in excess of certain minimum thresholds:

•
Chief Executive Officer: 5x base salary;
•
All other Executive Officers as defined in Rule 3b-7 of the Exchange Act: 3x base salary;
•
All Senior Vice President-level employees: 2x base salary;
•
All Vice President-level employees and Mine Managers: 1x base salary; and
•
Non-employee directors: 5x annual retainer.

In addition, each individual subject to the Stock Ownership Guidelines must retain the net shares (as defined in the Stock Ownership Guidelines) resulting from the vesting or exercise, as applicable, of all equity compensation awards granted to such individual after January 1, 2018, until the individual is in compliance with the minimum ownership requirements. The individuals must satisfy the Stock Ownership Guidelines within five years of their designation by the Board as a “Key Individual.” The Stock Ownership Guidelines are administered by the Human Resources and Compensation Committee.

Clawback Policies

The Board of Directors has adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant of the Company in certain circumstances, including, but not limited to, where the Company has been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement. If the Company’s financial statements are required to be restated due to errors or omissions, the Company may recover any cash incentive award, equity compensation or severance disbursements paid to such individual that exceed the amount that would otherwise have been received. If the Company’s financial statements are required to be restated due to fraud or misconduct, the Company may recover any cash incentive award, equity compensation (including time-based equity) or severance disbursements paid to such individual with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision.

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In addition, in October 2023, we adopted the Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable NYSE listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act, including all of our NEOs. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover erroneously awarded incentive compensation from such officers during a three-year lookback period.

Prohibition on Hedging and Pledging of Company Stock and Equity Award Repricing

The Board of Directors has adopted a Policy Prohibiting Insider Trading and Unauthorized Disclosure of Information to Others that prohibits directors, officers and employees from engaging in hedging transactions, such as zero-cost collars, equity swaps, prepaid variable forward contracts and exchange funds, involving our securities that are designed to hedge or offset a decrease in market value of the Company’s securities. Such hedging transactions cause the stockholder to no longer be exposed to the full risks of stock ownership and potentially no longer have the same objectives as the Company’s other stockholders. Holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan without an exception granted by the Company’s Compliance Officer is also prohibited. None of our directors or executive officers has pledged the Company’s securities as collateral for a loan.

The Board and the Human Resources and Compensation Committee view equity-based compensation to be a key factor in incentivizing the future performance of our executives. Consequently, the 2017 Equity Plan and the 2026 Equity Plan both provide that the Human Resources and Compensation Committee is not permitted to amend or modify any stock option or stock appreciation right to reduce the exercise price or strike price, as applicable; cancel or replace any stock option or stock appreciation right with a new award or cash; or take any other action that is considered a “repricing” for purposes of the NYSE’s stockholder approval rules.

Tax and Accounting Matters

Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the tax deductibility of compensation in excess of $1 million paid to certain of the Company’s officers whose compensation is required to be disclosed to our stockholders under the Exchange Act. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the “Tax Act”), an exception to the $1 million deduction limit existed for qualified performance-based compensation. The Tax Act repealed this exception for performance-based compensation and, as a result, all compensation in excess of $1 million paid to the specified executives is no longer deductible. While the Human Resources and Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, the Human Resources and Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

Accounting for Stock-Based Compensation. The Company accounts for stock-based payments, including under its 2017 Equity Plan and 2026 Equity Plan, in accordance with the requirements of the FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation.

Section 409A of the Internal Revenue Code (“Section 409A”). The Company designs, awards and implements its compensation arrangements to be exempt from or fully comply with Section 409A and accompanying regulations.

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HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Human Resources and COMPENSATION COMMITTEE

J. Brett Harvey, Chairman

Lisa M. Schnorr

Alan H. Schumacher

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SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation earned by each of the Company’s NEOs for the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

Walter J. Scheller, III(5)	2025	900,000	—	4,121,831	—	2,011,725	—	302,957	7,336,513
Chief Executive Officer	2024	887,939	—	4,677,448	—	1,992,867	—	350,396	7,908,650
	2023	829,492	—	3,753,490	—	1,762,671	—	322,142	6,667,795

Jack K. Richardson	2025	575,900	—	1,470,322	—	1,029,824	—	124,798	3,200,845
Chief Operating Officer	2024	566,772	—	1,638,374	—	1,016,313	—	142,367	3,363,825
	2023	519,471	—	1,330,054	—	883,101	—	132,202	2,864,828

Dale W. Boyles	2025	495,957	—	1,228,539	—	886,870	—	131,725	2,743,091
Chief Financial Officer	2024	491,506	—	1,386,005	—	882,499	—	150,659	2,910,669
	2023	468,663	—	1,138,046	—	796,728	—	141,383	2,544,820

Kelli K. Gant	2025	438,900	—	989,297		667,115	—	122,311	2,217,622
Chief Administrative Officer	2024	434,961	—	1,112,481	—	663,827	—	123,720	2,334,989
and Corporate Secretary	2023	414,746	—	855,173	—	599,308	—	113,483	1,982,710

Charles Lussier	2025	398,303	—	772,723	—	569,796	—	90,944	1,831,766
Chief Commercial Officer	2024	394,728	—	849,111	—	566,987	—	96,245	1,907,071
	2023	376,383	—	673,616	—	511,881	—	90,330	1,652,210

(1)
Our NEOs include (a) each person who served as the principal executive officer or the principal financial officer during 2025 and (b) the three most highly compensated other executive officers serving as executive officers on December 31, 2025. Compensation is reflected for each of the last three years in which each individual was a NEO.
(2)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares and the performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $57.62, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 8, 2024 and for which performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $59.67, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 8, 2023 and for which performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $54.88, which takes into account a Monte Carlo simulation applicable to the market-based performance metric).

With respect to the time-based RSUs granted to each NEO on February 10, 2025, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718.

The maximum value of the performance-based RSUs granted in 2025, 2024 and 2023 (and eligible to be earned for the 2025 performance period) is $6,281,334 for Mr. Scheller, $2,103,993 for Mr. Richardson, $1,765,928 for Mr. Boyles, $1,420,494 for Ms. Gant and $1,100,581 for Mr. Lussier. There can be no assurance that the grant date fair value of these awards will ever be realized.

Assumptions used in the calculation of these amounts are set forth in Note 2 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

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(3)
These amounts reflect cash incentive awards earned by our NEOs under the 2025 Annual Incentive Program, the 2024 Annual Incentive Program and the 2023 Annual Incentive Program. The awards are based on pre-established, performance-based targets and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” Employees who separate from the Company prior to the date of payment under these plans generally do not qualify for any awards. For a description of the annual cash incentive awards, see “Elements of 2025 Executive Compensation—Annual Cash Incentive Awards” beginning on page 50.
(4)
All Other Compensation for 2025 for each NEO includes the following:

Name	Insurance Costs ($)(a)	Company Contributions to 401(k) Plan ($)	Dividends on Stock Awards ($)(b)	Perquisites ($)(c)	Total ($)

Walter J. Scheller, III	20,582	17,500	246,850	18,025	302,957
Jack K. Richardson	20,639	17,500	84,807	1,852	124,798
Dale W. Boyles	22,798	17,500	72,877	18,550	131,725
Kelli K. Gant	27,618	17,500	58,493	18,700	122,311
Charles Lussier	28,601	17,500	43,742	1,101	90,944

(a)
Represents life, death, disability, health and/or long-term disability insurance premiums paid by the Company.
(b)
Represents amounts paid pursuant to special dividends on all RSUs that vested or were earned, as applicable, during 2025, which dividends were not reflected in the grant date fair value of such awards at the time of grant.
(c)
For Mr. Scheller, the amount includes a car allowance ($18,000) and personal use of Company-purchased tickets to sporting events. For Mr. Richardson, the amount includes the value of his use of a Company automobile and personal use of Company-purchased tickets to sporting events. For Mr. Boyles, the amount includes a car allowance ($18,000) and personal use of Company-purchased tickets to sporting events. For Ms. Gant, the amount includes a car allowance ($18,000) and personal use of Company-purchased tickets to sporting events. For Mr. Lussier, the amount includes the value of his use of a Company automobile and personal use of Company-purchased tickets to sporting events.
(5)
Mr. Scheller currently serves on our Board of Directors but does not receive any additional compensation for his service as a director.

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GRANTS OF PLAN-BASED AWARDS

The following table discloses the potential payouts to the NEOs pursuant to annual cash incentive awards granted in 2025 under the 2025 Annual Incentive Program and pursuant to RSUs granted in 2025, or deemed to have been granted in 2025 under SEC guidance, under the 2017 Equity Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)(3)	Options (#)	Awards ($/Sh)	Awards ($)(4)

Walter J.	2/10/2025	(5)	—	—	—	11,912	23,824	47,648	—	—	—	1,307,461
Scheller, III	2/10/2025	(6)	—	—	—	7,948	15,896	31,792	—	—	—	948,514
	2/10/2025		562,500	1,125,000	2,250,000	—	—	—	—	—	—	—
	2/10/2025		—	—	—	—	—	—	14,329	—	—	765,025
	2/10/2025		—	—	—	9,552	19,105	38,209	—	—	—	1,100,830

Jack K.	2/10/2025	(5)	—	—	—	3,934	7,868	15,736	—	—	—	431,796
Richardson	2/10/2025	(6)	—	—	—	2,682	5,364	10,728	—	—	—	320,070
	2/10/2025		287,950	575,900	1,151,800	—	—	—	—	—	—	—
	2/10/2025		—	—	—	—	—	—	6,472	—	—	345,540
	2/10/2025		—	—	—	3,236	6,472	12,944	—	—	—	372,917

Dale W.	2/10/2025	(5)	—	—	—	3,392	6,783	13,566	—	—	—	372,251
Boyles	2/10/2025	(6)	—	—	—	2,207	4,414	8,828	—	—	—	263,383
	2/10/2025		247,979	495,957	991,914	—	—	—	—	—	—	—
	2/10/2025		—	—	—	—	—	—	5,341	—	—	285,156
	2/10/2025		—	—	—	2,671	5,341	10,683	—	—	—	307,748

Kelli K.	2/10/2025	(5)	—	—	—	2,722	5,444	10,888	—	—	—	298,767
Gant	2/10/2025	(6)	—	—	—	1,772	3,543	7,086	—	—	—	211,411
	2/10/2025		186,533	373,065	746,130	—	—	—	—	—	—	—
	2/10/2025		—	—	—	—	—	—	4,316	—	—	230,431
	2/10/2025		—	—	—	2,158	4,316	8,632	—	—	—	248,688

Charles	2/10/2025	(5)	—	—	—	2,027	4,054	8,108	—	—	—	222,484
Lussier	2/10/2025	(6)	—	—	—	1,402	2,803	5,606	—	—	—	167,255
	2/10/2025		159,321	318,642	637,283	—	—	—	—	—	—	—
	2/10/2025		—	—	—	—	—	—	3,450	—	—	184,196
	2/10/2025		—	—	—	1,725	3,450	6,901	—	—	—	198,789

(1)
The amounts in these three columns represent possible cash payments under our 2025 Annual Incentive Program, established on February 10, 2025 and as discussed under “Elements of 2025 Executive Compensation — Annual Cash Incentive Awards” beginning on page 50. Actual payments made to the NEOs under the 2025 Annual Incentive Program were paid in February 2026 and are reflected in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” on page 60. As discussed above, the threshold, target and maximum award amounts were approved by the Human Resources and Compensation Committee in February 2025, and the amounts paid out are based on the actual salaries earned by the NEOs in 2025.
(2)
Except as noted in footnotes 5 and 6 below, the amounts in these three columns represent possible shares issuable for 2025 to each NEO who received a performance-based RSU award on each of February 8, 2023, February 8, 2024 and February 10, 2025, as discussed under “Elements of 2025 Executive Compensation — Long-Term Equity Incentives — 2025 Annual Equity Grants” beginning on page 52. The actual number of shares earned and issued pursuant to the awards for 2025 is reflected in the Stock Awards: Number of Shares Acquired on Vesting column of the “Option Exercises and Stock Vested” table on page 65.
(3)
Represents time-based RSUs granted to each NEO on February 10, 2025 that vest ratably on each of the first three anniversaries of the date of grant.
(4)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares and the performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $57.62, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 8, 2024 and for which performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $59.67, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 8, 2023 and for which performance targets for the 2025 performance period were established on February 10, 2025 (with a grant date of February 10, 2025 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for

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each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $54.88, which takes into account a Monte Carlo simulation applicable to the market-based performance metric).

With respect to the time-based RSUs granted to each NEO on February 10, 2025, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Note 2 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(5)
The threshold, target and maximum numbers of performance-based RSUs were established by the Human Resources and Compensation Committee on February 8, 2023.
(6)
The threshold, target and maximum numbers of performance-based RSUs were established by the Human Resources and Compensation Committee on February 8, 2024.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding the outstanding equity awards of the NEOs as of December 31, 2025.

	Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)

Walter J. Scheller, III	2/8/2023	5,956	(2)	525,141	—		—
	2/8/2024	7,949	(2)	700,863	—		—
	2/8/2024	—		—	15,897	(3)	1,401,638
	2/10/2025	14,329	(2)	1,263,388	—		—
	2/10/2025	—		—	38,209	(4)	3,368,888

Jack K. Richardson	2/8/2023	2,623	(2)	231,270	—		—
	2/8/2024	3,576	(2)	315,296	—		—
	2/8/2024	—		—	5,365	(3)	496,838
	2/10/2025	6,472	(2)	570,636	—		—
	2/10/2025	—		—	12,944	(4)	1,141,272

Dale W. Boyles	2/8/2023	2,261	(2)	199,352	—		—
	2/8/2024	2,943	(2)	259,484	—		—
	2/8/2024	—		—	4,414	(3)	389,182
	2/10/2025	5,341	(2)	470,916	—		—
	2/10/2025	—		—	10,683	(4)	941,920

Kelli K. Gant	2/8/2023	1,815	(2)	160,029	—		—
	2/8/2024	2,362	(2)	208,258	—		—
	2/8/2024	—		—	3,543	(3)	312,386
	2/10/2025	4,316	(2)	380,542	—		—
	2/10/2025	—		—	8,632	(4)	761,083

Charles Lussier	2/8/2023	1,352	(2)	119,206	—		—
	2/8/2024	1,869	(2)	164,790	—		—
	2/8/2024	—		—	2,803	(3)	247,141
	2/10/2025	3,450	(2)	304,187	—		—
	2/10/2025	—		—	6,901	(4)	608,461

(1)
The market value is based on the closing price of our common stock on the NYSE on December 31, 2025, the last trading day of 2025, of $88.17, multiplied by the number of RSUs.
(2)
Represents time-based RSUs granted under the 2017 Equity Plan that vest ratably on each of the first three anniversaries of the date of grant.
(3)
Represents performance-based RSUs granted on February 8, 2024 under the 2017 Equity Plan which are eligible to be earned in 2026.
(4)
Represents performance-based RSUs granted on February 8, 2025 under the 2017 Equity Plan, half of which are eligible to be earned in each of 2026 and 2027.

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OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding the vesting and earning of RSUs, as applicable, for the NEOs during 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Walter J. Scheller, III	—	—	134,460	11,234,605
Jack K. Richardson	—	—	48,849	3,855,951
Dale W. Boyles	—	—	39,420	3,241,356
Kelli K. Gant	—	—	31,698	2,606,749
Charles Lussier	—	—	24,460	2,014,656

(1)
Represents shares acquired upon settlement of (i) time-based RSUs granted in 2022, 2023 and 2024 that vested in 2025 and (ii) performance-based RSUs awarded in each of 2023, 2024 and 2025 that were earned for the 2025 performance period that ended on December 31, 2025 because performance targets were met.
(2)
The value realized upon the vesting of the time-based RSUs is based upon the closing price of our common stock on the NYSE on the applicable vesting date. The value realized for the performance-based RSUs earned for the 2025 performance period that ended on December 31, 2025 is based upon the closing price of our common stock on the NYSE on December 31, 2025 ($88.17).

Equity Compensation Plan

In connection with the completion of our IPO on April 19, 2017, we adopted the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”). The following is a summary of the material terms and provisions of the 2017 Equity Plan.

•
Eligibility. Our directors, officers, employees, consultants and advisors and those of our affiliated companies, as well as those who have accepted offers of employment or consultancy from us or our affiliated companies, are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the 2017 Equity Plan.
•
Shares Subject to the 2017 Equity Plan. The shares that may be issued pursuant to awards will be our common stock, $0.01 par value per share, and the maximum aggregate amount of such common stock which may be issued upon exercise of all awards under the 2017 Equity Plan, including incentive stock options, was equal to 5,938,059 shares of our common stock, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. Use of shares of common stock to pay the required exercise price or tax obligations, or shares not issued in connection with settlement of a stock option or stock appreciation right (“SAR”) or that are used or withheld to satisfy tax obligations of the participant, shall, notwithstanding anything herein to the contrary, not be available again for other awards under the 2017 Equity Plan. If any outstanding award expires, is canceled, forfeited or settled in cash, the shares allocable to that award will again be available for grant under the 2026 Equity Plan, subject to its approval by the stockholders.
•
Award Limitations. In addition to the aggregate limit on the number of shares of common stock that may be awarded under the 2017 Equity Plan, the following limitations also apply to the issuance of awards under the 2017 Equity Plan: (1) subject to adjustment for certain corporate events, the maximum number of shares of common stock with respect to which awards may be granted to any single participant during any single calendar year is (a) 1,484,515 shares of common stock with respect to stock options (all of which may be granted as incentive stock options) or SARs, and (b) 1,484,515

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shares of common stock with respect to performance compensation awards (or in the event a performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 1,484,515 shares of common stock); (2) the maximum amount that can be paid to any single participant during any one calendar year pursuant to a cash bonus award under the Plan is $10,000,000; and (3) subject to adjustment for certain corporate events, no more than 296,903 shares of common stock may be issued in respect of awards granted to any single participant who is a non-employee director for a single calendar year.
•
Administration. Our Compensation Committee administers the 2017 Equity Plan. Among other responsibilities, our Compensation Committee selects participants and determines the type of awards to be granted to participants, the number of shares of common stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the 2017 Equity Plan.
•
Amendment or Termination. The 2017 Equity Plan will terminate on the tenth anniversary of its adoption by our Board and approval by our stockholders, unless terminated earlier by our Board. No awards will be granted under the 2017 Equity Plan after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the 2017 Equity Plan. Our Board may amend or terminate the 2017 Equity Plan (or any portion thereof) at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.
•
Types of Awards. Our Compensation Committee may grant the following types of awards to participants under the 2017 Equity Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, unrestricted shares of common stock, other awards denominated in common stock, performance share awards and performance cash bonuses.
•
Performance Criteria. Our Compensation Committee is responsible for determining, in its sole discretion, the performance goals applicable to each performance award and the periods during which the performance is measured. The performance criteria that are used to establish performance goals for performance awards granted under the 2017 Equity Plan are based on our and/or our affiliates’, divisions’ or operational units’ attainment of specific levels of performance, and are set forth in the Plan.
•
Change in Control. In the event of a “Change in Control,” our Compensation Committee may provide that, with respect to any particular outstanding award or awards, (i) all options and SARs will become immediately exercisable as of a time prior to the “Change in Control,” (ii) any restricted period imposed upon awards will expire as of a time prior to the “Change in Control,” and (iii) any performance periods in effect on the date of the “Change in Control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by our Compensation Committee.

See “Elements of 2025 Executive Compensation — Long-Term Equity Incentives” beginning on page 52 for a further discussion of the time-based and performance-based RSUs that have been granted under the 2017 Equity Plan. Our Compensation Committee intends to make all future grants under the 2026 Equity Plan, subject to its approval by the stockholders. For more information about the 2026 Equity Plan, see “Proposal 2 — Approval of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan” beginning on page 78.

Employment Agreements

The Company has entered into an employment agreement with each of the Company’s NEOs, the terms of which are indefinite. Each NEO’s employment agreement sets forth an initial annual base salary, subject

66	Warrior	2026 Proxy Statement

to increase as approved by the Board of Directors, and provides that the NEO is eligible to receive an annual cash bonus, contingent upon the achievement of performance goals approved by our Board. In the event that we terminate the NEO’s employment without “Cause” (as defined below) or the NEO resigns for “Good Reason” (as defined below), subject to the NEO’s execution of a release of claims in a form that we reasonably determine and his or her compliance with the restrictive covenants described below, we will provide the NEO with severance as follows: (i) an amount equal to one times base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to the NEO, vesting of the portion of the award that would have become vested within such 30-day period.

In the event that we terminate the NEO’s employment without Cause or the NEO resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in the employment agreement), subject to the NEO’s execution of a release of claims in a form that we reasonably determine and his or her compliance with the restrictive covenants described below, we will provide the NEO with severance in an amount equal to one and one-half times (or two times, in the case of Mr. Scheller) base salary, payable as a lump sum and in lieu of the severance described above.

If any of our financial statements are required to be restated due to errors, omissions, fraud or misconduct (including, but not limited to, circumstances where we have been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement), we may recover all or a portion of any cash incentive, equity compensation or severance disbursements paid to our NEOs with respect to any fiscal year for which the financial results are negatively affected by such restatement.

Each of the NEOs is subject to (i) a 12-month post-termination non-competition covenant relating to our or our subsidiaries’ business, (ii) a 24-month post-termination non-solicitation covenant in respect of our or our subsidiaries’ or affiliates’ employees, representatives, agents, consultants, customers, suppliers, licensees, licensors and other business relationships and (iii) perpetual confidentiality and non-disparagement covenants.

For purposes of the employment agreements described above, “Cause” means the applicable executive’s (i) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud; (ii) engaging in conduct that constitutes fraud or embezzlement; (iii) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (iv) breach of any material terms of the executive’s employment, which results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (v) continued willful failure to substantially perform the executive’s duties; or (vi) breach of any of our or our affiliate’s material policies that is applicable to employees generally that is reasonably likely to result in demonstrable harm to the Company or our affiliate.

For purposes of the employment agreements described above, “Good Reason” means the applicable executive’s voluntary resignation after any of the following actions taken by the Company without the executive’s written consent: (i) a material diminution in the executive’s responsibilities, title, authority or reporting structure, including a requirement that the executive directly report to anyone other than the CEO (or the board of directors, in the case of Mr. Scheller) of the ultimate parent company; (ii) any material failure to pay compensation when due; (iii) a reduction in base pay or bonus opportunity other than reductions applicable to senior executives generally occurring; (iv) relocation of the executive’s principal place of business by more than 50 miles that materially increases the executive’s commute; or (v) any other material breach of the applicable employment agreement by the Company.

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POTENTIAL PAYMENTS UPON A TERMINATION OF EMPLOYMENT OR

CHANGE IN CONTROL

The following table summarizes potential payments, rights and benefits to our NEOs under contracts, agreements, plans or arrangements with the Company upon a termination of employment or change in control, assuming either event occurred on December 31, 2025. To the extent payments, rights and benefits are generally available to employees on a non-discriminatory basis, including benefits payable upon death or disability, they are excluded from this table.

The employment agreements with our NEOs contain severance provisions pursuant to which the NEOs are entitled to certain payments or benefits upon a termination without “cause,” for “good reason” or due to death or disability, as well as upon a termination without “cause” or for “good reason” following a “change in control” (as such terms are defined in the employment agreements). See “Employment Agreements” beginning on page 67 for further information regarding such payments and benefits. Additionally, the award agreements pursuant to which time-based and performance-based RSUs have been granted under the 2017 Equity Plan provide for accelerated vesting or issuance, as applicable, of the outstanding awards upon various termination events or a change in control. See footnote 2 to the following table for details regarding the treatment of the outstanding RSUs upon such termination events or a change in control.

Due to the numerous factors involved in estimating these amounts, the actual value of benefits and amounts to be paid to our NEOs can only be determined upon an actual termination of employment or change in control. As provided in the employment agreements with the NEOs, in the event a NEO breaches or violates the restrictive covenants contained therein or does not enter into a separation agreement and general release of claims, certain of the amounts described below may be subject to forfeiture. See “Employment Agreements” beginning on page 67 for further information regarding such restrictions and requirements.

Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested RSUs ($)(2)	Total ($)

Termination by the Company Without Cause or by the NEO for Good Reason
Walter J. Scheller, III	4,511,725	—	4,511,725
Jack K. Richardson	3,205,724	—	3,205,724
Dale W. Boyles	2,982,827	—	2,982,827
Kelli K. Gant	2,706,015	—	2,706,015
Charles Lussier	2,568,098	—	2,568,098

Termination of the NEO’s Employment or Service Due to Death, Disability or Retirement
Walter J. Scheller, III	1,600,000	17,848,788	19,448,788
Jack K. Richardson	1,600,000	6,281,025	7,881,025
Dale W. Boyles	1,600,000	5,240,566	6,840,566
Kelli K. Gant	1,600,000	4,219,081	5,819,081
Charles Lussier	1,600,000	3,300,315	4,900,315

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Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested RSUs ($)(2)	Total ($)

Termination of the NEO’s Employment or Service Due to Any Other Reason
Walter J. Scheller, III	—	—	—
Jack K. Richardson	—	—	—
Dale W. Boyles	—	—	—
Kelli K. Gant	—	—	—
Charles Lussier	—	—	—

Change in Control
Walter J. Scheller, III	—	9,818,498	9,818,498
Jack K. Richardson	4,000,000	3,417,489	7,417,489
Dale W. Boyles	4,000,000	2,877,352	6,877,352
Kelli K. Gant	4,000,000	2,309,467	6,309,467
Charles Lussier	4,000,000	1,773,774	5,773,774

Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control(3)
Walter J. Scheller, III	5,800,000	17,848,788	23,648,788
Jack K. Richardson	863,850	6,281,025	7,144,875
Dale W. Boyles	743,936	5,240,566	5,984,502
Kelli K. Gant	658,350	4,219,081	4,877,431
Charles Lussier	597,453	3,300,315	3,897,768

(1)
The cash severance for each NEO in the event of a Termination by the Company Without Cause or by the NEO for Good Reason represents an amount equal to the NEO’s base salary, payable in substantially equal installments for one year following the date of such termination, plus the bonus payment that each NEO received in 2025 based on our actual performance results, as required by the employment agreements since the assumed termination occurred following the third quarter of our fiscal year.

The cash severance for Mr. Scheller in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to two times base salary, payable in a lump sum, as specified in his Employment Agreement. The cash severance for each of Mr. Richardson, Mr. Boyles, Ms. Gant and Mr. Lussier in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to one and one-half times base salary, payable in a lump sum, as specified in the employment agreements with such NEOs. See “Employment Agreements” beginning on page 67 for further information about such payments.

In addition to the cash severance to which they are entitled under their employment agreements, each of our NEOs is in certain circumstances entitled to an additional lump sum cash payment under the terms of the Transformational Retention/Incentive Program. In the event of a termination by the Company without “Cause” or a termination by the NEO for “Good Reason” (as such terms are defined in the NEO’s employment agreement), or a NEO’s termination of service due to death or disability, prior to the end of the Transformational Performance Period, the NEO will receive a pro rata portion of the target award equal to one-fifth (1/5) of the award for each completed calendar year of employment with the Company or any affiliate beginning on May 1, 2023. In the event of a Change in Control (as defined in the NEO’s employment agreement), the NEO will receive the target award, except Mr. Scheller who will only receive his target award if his employment is terminated by the Company without “Cause” or by him for “Good Reason” within 12 months following a Change in Control.

(2)
The amounts presented in this column reflect the value of the accelerated vesting or issuance of unvested or unearned RSUs, as applicable, which has been determined based on the closing price of our

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common stock on the NYSE on December 31, 2025, the last trading day of 2025, of $88.17, multiplied by the number of shares. Also reflected in this column is the value of the dividends accrued on the unvested time-based RSUs and the unearned performance-based RSUs, which dividends are paid out upon vesting or issuance, as applicable.

On February 8, 2023, February 8, 2024 and February 10, 2025, each of our NEOs received time-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. Except as otherwise provided, in the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit any unvested time-based RSUs held as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, any unvested time-based RSUs held by the NEO shall vest in full. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), any unvested time-based RSUs granted in 2023 or 2024 held by the NEO shall vest in full, but any unvested time-based RSUs granted in 2025 shall be forfeited.

On February 8, 2023, February 8, 2024 and February 10, 2025, each of our NEOs received performance-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. Except as otherwise provided, in the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit the right to receive any shares pursuant to the performance-based RSUs as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, the NEO will be issued shares pursuant to the performance-based RSUs for any to-be-completed Measurement Period at the target award level. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), the NEO will be issued shares pursuant to the performance-based RSUs granted in 2023 and 2024 for any to-be-completed Measurement Period at the target award level, but the performance-based RSUs granted in 2025 do not accelerate upon a Change in Control. In the event of a Termination of an NEO by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control, the NEO will be issued shares pursuant to all of the performance-based RSUs for any to-be-completed Measurement Period at the target award level. The amounts presented in this column with respect to the performance-based RSUs eligible to be earned in 2025 reflect the number of shares actually earned based on performance for such year.

(3)
The amounts presented in the following rows assume that a Termination by the Company Without Cause or by the NEO for Good Reason occurred on December 31, 2025 in connection with a “Change in Control” (as defined in the 2017 Equity Plan) occurring no more than 12 months before such date. As detailed in footnote (1) above, the termination event would cause the NEOs to be entitled to the payment of cash severance, and as detailed in footnote (2) above, such a Change in Control would cause the outstanding equity held by the NEOs to have vested or settled, as applicable.

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PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and the NEOs other than the PEO (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The information provided under this “Pay Versus Performance” heading is not deemed to be incorporated by reference into any filing of the Company with the SEC, irrespective of any general incorporation language in any such filing.

	Summary Compensation	Compensation	Average SCT Total for	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based on: ($)(4)		Net	Adjusted
Year	Table Total for PEO ($)(1)	Actually Paid to PEO ($)(1)(2)(3)	Non-PEO NEOs ($)(1)	to Non-PEO NEOs ($)(1)(2)(3)	TSR	Peer Group TSR	Income ($) (in millions)	EBITDA ($)(5) (in millions)

2025	7,336,513	15,084,690	2,498,331	4,620,203	459.66	330.58	57.0	256.5
2024	7,908,650	10,612,389	2,629,139	3,294,325	281.19	179.48	250.6	447.9
2023	6,667,795	13,934,625	2,261,142	4,173,766	311.74	187.42	478.6	698.9
2022	6,508,776	11,156,444	2,363,124	3,440,123	171.85	153.72	641.3	994.2
2021	5,679,932	5,192,986	2,087,322	2,044,041	121.86	135.48	150.9	457.0

(1)
The PEO for each year was Walter J. Scheller, III. The non-PEO NEOs for each year were Jack K. Richardson (Chief Operating Officer), Dale W. Boyles (Chief Financial Officer), Kelli K. Gant (Chief Administrative Officer and Corporate Secretary), and Charles Lussier (Chief Commercial Officer).
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total column with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs. The amounts excluded or included for 2025 are set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards columns are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

2025 Reconciliation of Summary Compensation Table Total to Compensation Actually Paid	Summary Compensation Table Total ($)	Exclusion of Stock Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid ($)

PEO	7,336,513	(4,121,831)	11,870,008	15,084,690
Non-PEO NEOs (average)	2,498,331	(1,043,931)	3,165,803	4,620,203

The amounts in the Inclusion of Equity Values columns in the table above are derived from the amounts set forth in the following table:

Calculation of Equity Values included in Compensation Actually Paid	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Total-Inclusion of Equity Values ($)

PEO	11,678,468	476,246	(284,706)	11,870,008
Non-PEO NEOs (average)	3,081,244	160,972	(76,413)	3,165,803

(4)
The Peer Group TSR set forth in this table utilizes the S&P Metals and Mining Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report

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for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the S&P Metals and Mining Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025. This performance measure may not have been the most important financial performance measure in prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years. See the “Tabular List of Most Important Financial Performance Measures” for a definition of “Adjusted EBITDA” for purposes of this Pay Versus Performance section.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, Company TSR and Peer Group TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the S&P Metals & Mining Index TSR over the same period.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.

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Tabular List of Most Important Financial and Non-Financial Performance Measures

The following table presents the financial and non-financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and the Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

Performance Measure	Rationale for Use in the Company’s Incentive Compensation Program	Definition
Adjusted EBITDA

Adjusted EBITDA is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess: (i) our operating performance as compared to the operating performance of other companies in the coal industry, without regard to financing methods, historical cost basis or capital structure; and (ii) the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities, such as Blue Creek.

“Adjusted EBITDA” is a non-GAAP financial measure and is defined as net income before net interest income, income tax expense, depreciation and depletion, non-cash asset retirement obligation accretion and valuation adjustments, non-cash stock compensation expense, other non-cash accretion and valuation adjustments, non-cash mark-to-market loss on gas hedges, and business interruption expenses. For purposes of the Company’s compensation program, Adjusted EBITDA is further adjusted to remove the impact of the earned incentive payments.

Capital expenditures	This metric reflects management’s focus on operational efficiency.	Money spent by the Company on acquiring fixed assets, such as machinery and equipment
Cash cost of production per metric ton	This metric reflects management’s focus on our key business strategy of maintaining and further improving our low-cost operating profile.

Represents production costs divided by metric tons produced. For purposes of the Company’s compensation program, cash cost of production per metric tone is further adjusted to remove the impact of the earned incentive payments.

Continuous miner feet of advance	This metric reflects management’s focus on operational efficiency.	Represents the number of feet the continuous miner advances during a period
Longwall feet of advance	This metric reflects management’s focus on operational efficiency.	Represents the number of feet the longwall advances during a period
Metrics tons of production	This metric reflects management’s focus on maximizing profitable production.	Metric tons of metallurgical coal produced from Mine 4, Mine 7 and Blue Creek
Safety rate	Our dedication to safety is at the core of all of our overall operations as we work to further reduce workplace incidents by focusing on policy awareness and accident prevention.	Total reportable incident rate (TRIR)

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PAY RATIO

SEC rules require public companies to disclose the ratio of the annual total compensation of its CEO to the median of the annual total compensation of its other employees. In determining the median employee of the Company, we prepared a list of all employees as of December 31, 2025. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation of employees other than the CEO. We determined our median employee based on the taxable wages of each of our 1,840 employees (excluding the CEO), as reported in Box 1 on Internal Revenue Service Form W-2.

The annual total compensation of our median employee (excluding the CEO) for 2025 was $127,757. As disclosed in the “Summary Compensation Table” appearing on page 60, our CEO’s annual total compensation for 2025 was $7,336,513. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 57 to 1. Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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DIRECTOR COMPENSATION

The Human Resources and Compensation Committee evaluates and recommends to the Board of Directors the compensation to be paid to our non-employee directors. The Human Resources and Compensation Committee has determined that a combination of cash and equity-based incentive compensation should be used to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Human Resources and Compensation Committee receives input from its independent compensation consultant to assess the competitiveness of our non-employee director compensation. The Human Resources and Compensation Committee uses the compensation consultant’s access to external market data to determine the pay practices of similarly situated companies in respect of their directors, and uses this data as a reference point in determining director fees and equity awards.

Under our director compensation program for 2025, the non-management members of our Board of Directors (Kimberly Y. Chainey, J. Brett Harvey, Lisa M. Schnorr, Alan H. Schumacher and Stephen D. Williams) received (i) an annual cash retainer for Board service, (ii) an annual cash retainer for committee service, as applicable, and (iii) an annual award of RSUs granted under the 2017 Equity Plan that vests on the first anniversary of the date of grant. The amount of such annual retainers and equity grants, by position, are set forth below:

Position	Annual Cash Retainer ($)	Annual Equity Grant ($)

Chairman	175,000	150,000
Lead Director(1)	120,000	150,000
Regular Board Member	100,000	125,000
Audit Committee—Chair	25,000	—
Audit Committee—Member	10,000	—
Compensation Committee—Chair	17,500	—
Compensation Committee—Member	7,500	—
Sustainability, Environmental, Health and Safety Committee—Chair	17,500	—
Sustainability, Environmental, Health and Safety Committee—Member	5,000	—
Nominating and Corporate Governance Committee—Chair	17,500	—
Nominating and Corporate Governance Committee—Member	5,000	—

(1)
Effective January 1, 2023, the Board elected J. Brett Harvey, an independent director, as the Chairman of the Board. Since the Chair of the Board is an independent director, there is no longer a lead director.

All retainers are payable monthly in advance. Also, each of our directors is reimbursed for out-of-pocket expenses incurred in connection with attendance at Board, committee and stockholder meetings, including the cost of travel, lodging, food and related expenses, and participation in director education programs. Each director will be fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law. We have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in Delaware law.

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The following table provides compensation information for the non-employee members of our Board for the year ended December 31, 2025.

2025 Director Compensation

Name(1)	Fees Earned in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ana B. Amicarella(3)	33,084	—	—	—	—	—	33,084
Kimberly Y. Chainey(4)	95,000	124,952	—	—	—	—	219,952
J. Brett Harvey	197,500	149,952	—	—	—	—	347,452
Lisa M. Schnorr	135,000	124,952	—	—	—	—	259,952
Alan H. Schumacher	132,500	124,952	—	—	—	—	257,452
Stephen D. Williams	117,500	124,952	—	—	—	—	242,452

(1)
Walter J. Scheller, III, the Company’s CEO, is not included in this table as he is, and at all times during 2025 was, an employee of the Company and thus received no compensation for his service as director. The compensation received by Mr. Scheller as an employee of the Company is shown in the “Summary Compensation Table” on page 60.
(2)
The amounts in the table above reflect the grant date fair value of the time-based RSUs granted in 2025 as computed in accordance with FASB ASC Topic 718. Further detail surrounding the RSUs awarded, the method of valuation and the assumptions made are set forth in Note 2 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025.

As of December 31, 2025, our non-employee directors had outstanding the following unvested RSUs: Ms. Chainey—2,534, Mr. Harvey—3,041, Ms. Schnorr—2,534, Mr. Schumacher—2,534, and Mr. Williams—2,534.

(3)
Ms. Amicarella did not stand for re-election as a director at the 2025 Annual Meeting of Stockholders.
(4)
Ms. Chainey was appointed to the Board effective April 23, 2025.

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Proposal 2 — Approval of the
Warrior Met Coal, Inc. 2026 Equity Incentive Plan

On February 10, 2026, the Board adopted and recommended that the stockholders approve the Warrior Met Coal, Inc. 2026 Equity Incentive Plan (the “2026 Equity Plan”). At the Annual Meeting, the Company’s stockholders will consider and vote upon the approval of the 2026 Equity Plan.

We currently have one active equity compensation plan, the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), which we originally adopted in connection with the completion of our IPO on April 19, 2017. The Board adopted the 2026 Equity Plan to replace the 2017 Equity Plan, which will expire on April 19, 2027. If the 2026 Equity Plan is approved, 3,775,000 shares of the Company’s common stock, plus the number of shares underlying any award granted under the 2017 Equity Plan that expires, terminates or is cancelled or forfeited under the terms of the 2017 Equity Plan, will be available for grant under the 2026 Equity Plan, less one share for every one share that was subject to an award granted under the 2017 Equity Plan after March 3, 2026 and prior to the approval date of the 2026 Equity Plan. Information relevant to this request to approve the 2026 Equity Plan is set forth below, which information is dated March 3, 2026:

Total shares of the Company’s common stock outstanding	52,799,430
Total shares available for issuance under the 2017 Equity Plan (which will no longer be available for issuance if the 2026 Equity Plan is approved by our stockholders)	3,556,925
Total shares subject to outstanding awards: Time-based RSUs Performance-based RSUs (assuming maximum payout) Options and/or SARS	153,534 499,050 0
Total shares being requested with this Proposal 2*	3,775,000

* The proposed share reserve under the 2026 Equity Plan is subject to reduction for any awards granted under the 2017 Equity Plan after March 3, 2026 and prior to the approval date of the 2026 Equity Plan.

In setting the number of shares issuable under the 2026 Equity Plan, the Human Resources and Compensation Committee and the Board considered a number of factors, including the Company’s historical grant practices, expected “shareholder value transfer,” and potential dilution. If the 2026 Equity Plan is approved by our stockholders, no future equity awards will be made pursuant to the 2017 Equity Plan, but all previously granted awards under the 2017 Equity Plan would continue to be governed by the terms of such plan. If our stockholders do not approve the 2026 Equity Plan, it will not become effective. The 2026 Equity Plan, if approved, will expire in 2036.

The Board believes that it is important for the Company to maintain a flexible and comprehensive incentive plan to provide a means of enhancing and encouraging the recruitment and retention of those individuals on whom the success of the Company most depends. The purposes of the 2026 Equity Plan are to promote the interests of the Company and our stockholders by providing a means of granting equity and equity-related incentives to employees, including officers, consultants and non-employee directors of the Company and our affiliates in order to provide an additional incentive to such individuals to work to increase the value of the Company’s common stock and to provide such individuals with a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. If approved by the Company’s stockholders, the 2026 Equity Plan will allow the Company to attract, motivate and retain the most qualified employees, including officers, consultants and non-employee directors and link the interests of such individuals with the interests of the Company’s stockholders.

A summary of the principal features of the 2026 Equity Plan is provided below. The summary is qualified in its entirety by reference to the full text of the 2026 Equity Plan, which is attached as Appendix A to this Proxy Statement.

General

The 2026 Equity Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards and

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other equity-based awards to employees, including officers, consultants and non-employee directors of the Company and our affiliates. No determinations have been made to date with respect to the types or amounts of awards that may be granted to specific individuals pursuant to the 2026 Equity Plan.

Eligibility

Persons eligible to participate in the 2026 Equity Plan include all employees, including officers, consultants and non-employee directors of the Company and our affiliates (currently approximately 1,840 persons).

Administration

Except as may otherwise be determined by the Board, the 2026 Equity Plan will be administered by the Human Resources and Compensation Committee of the Board, which committee shall have the authority to, among other things, grant awards under the 2026 Equity Plan and prescribe the terms and conditions of such awards. The Human Resources and Compensation Committee may delegate administration of the 2026 Equity Plan to a committee or committees of one or more members of the Board, provided, however, that such committee must consist of two or more non‑employee directors, pursuant to Rule 16b-3 of the Exchange Act, unless otherwise determined by the Board.

Shares Available

A total of 3,775,000 shares of the Company’s common stock are reserved for issuance under the 2026 Equity Plan, plus the number of shares underlying any award granted under the 2017 Equity Plan that expires, terminates or is cancelled or forfeited under the terms of the 2017 Equity Plan, less one share for every one share that was subject to an award granted under the 2017 Equity Plan after March 3, 2026 and prior to the approval date of the 2026 Equity Plan; provided that no more than 943,750 shares may be granted as incentive stock options. Shares of common stock available for distribution under the 2026 Equity Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company, subject to the 2026 Equity Plan. Any shares of common stock subject to an award that expires or is cancelled, forfeited or terminated without issuance of the full number of shares to which the award related prior to exercise or realization, either in full or in part, shall again become available for issuance under the plan in accordance with the terms of the 2026 Equity Plan. The number of shares reserved for issuance under the 2026 Equity Plan may be adjusted in the event of a stock or extraordinary cash dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, reorganization, merger, consolidation, combination or exchange, or any other relevant change in capitalization.

In adopting and recommending the 2026 Equity Plan, the Board considered the current availability of shares of the Company’s common stock under our existing equity plans, awards outstanding under those equity plans, and our desire to maintain our current equity grant practices without disruption. We currently use time- and performance-based restricted stock units as the forms of equity compensation for our executive officers, other key employees and non-employee directors.

Information regarding our historical equity award grant practices can be found in the "Grants of Plan-Based Awards" table on page 62 of this Proxy Statement and in Note 16 to the financial statements in the Company’s Form 10‑K for the year ended December 31, 2025. If we do not receive stockholder approval for the 2026 Equity Plan, we will not have an equity plan pursuant to which we can make any meaningful equity awards following the expiration of the 2017 Equity Plan in 2027.

Types of Awards Available

•
Options – The 2026 Equity Plan provides for the grant of incentive stock options and nonqualified stock options. In general, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant, and no options granted under the 2026 Equity Plan may be exercisable after the expiration of ten years from the date of grant of the award. Options will vest and become exercisable as the Human Resources and Compensation Committee deems appropriate. The exercise price may be paid in various ways, including by payment of cash, a stock-for-stock exchange, a broker-assisted cashless exercise, a net exercise or any combination of these methods, in the sole discretion of the Human Resources and Compensation Committee. Dividend equivalents will not be paid until an option is vested, but the dividend equivalents may be credited

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with respect to such awards, with payment subject to such awards actually vesting (if any). The market value of the Company’s common stock as of March 3, 2026 was $81.94.
•
Stock Appreciation Rights – The 2026 Equity Plan provides for the grant of stock appreciation rights (“SARs”), either alone, as free standing SARs, or in tandem with an option, as related SARs. The exercise price of a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant, and a related SAR must have the same exercise price as the related option. No SARs may be exercisable after the expiration of ten years from the date of grant of the award. SARs will vest and become exercisable as the Human Resources and Compensation Committee deems appropriate. The consideration payable upon exercise of a SAR shall be paid in cash, shares of the Company’s common stock or a combination of cash and shares, as determined in the sole discretion of the Human Resources and Compensation Committee. Dividend equivalents will not be paid until the SAR is vested, but dividend equivalents may be credited with respect to such awards, with payment subject to such awards vesting (if any).
•
Restricted Stock and Restricted Stock Units – The 2026 Equity Plan provides for the grant of restricted stock or restricted stock units (“RSUs”). Such awards may not be sold, assigned, transferred or otherwise disposed of or pledged as collateral or security during the restricted period, which restricted period begins on the date of grant of the award and ends at the time or times determined by the Human Resources and Compensation Committee. A holder of restricted stock generally shall have the rights and privileges of a stockholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends. In contrast, holders of RSUs generally do not have the rights and privileges of a stockholder as to such RSUs. However, in the discretion of the Human Resources and Compensation Committee, RSUs may be credited with dividend equivalents, which will not be paid until the RSU is settled, subject to such awards settling (if any).
•
Performance Compensation Awards – The 2026 Equity Plan provides for the grant of performance compensation awards, which may represent the right to receive shares of the Company’s common stock based upon the achievement, or level of achievement, of performance goals during a performance period, as determined by the Human Resources and Compensation Committee at the time of grant of a performance share award. No payout or issuance of shares of common stock will be made with respect to any performance compensation award except upon written certification by the Human Resources and Compensation Committee that the minimum threshold performance goals have been achieved. Dividend equivalents will not be paid until the performance compensation award is earned, but dividend equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any).
•
Other Equity-Based Awards – The 2026 Equity Plan provides for the grant of other equity-based awards, either alone or in tandem with other awards, in such amounts and subject to such performance goals, other vesting conditions, and such other terms as the Human Resources and Compensation Committee determines in its discretion.

Amendment and Termination

The Board of Directors may, at any time, and from time to time, amend or terminate the 2026 Equity Plan; provided, however, that, except in certain limited circumstances (e.g., amendments relating to adjustments based upon changes in the common stock and amendments that the Board deems necessary or advisable to provide eligible participants with the maximum benefits provided or to be provided under the provisions of the Internal Revenue Code and the regulations promulgated thereunder), no amendment will be effective unless approved by the Company’s stockholders as may be required by applicable laws, stock exchange rules or other regulations. The 2026 Equity Plan will automatically terminate on February 10, 2036.

Corporate Governance Aspects of the 2026 Equity Plan

The 2026 Equity Plan has been designed to include a number of provisions that promote sound corporate governance practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

•
Clawback: Plan awards are subject to recovery as may be required under any law, government regulation or stock exchange listing requirement or any policy adopted by the Company pursuant

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thereto, including the Warrior Met Coal, Inc. Policy for the Recovery of Erroneously Awarded Compensation.
•
No Discounted Stock Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•
No Repricing or Cash Buyouts without Stockholder Approval: The 2026 Equity Plan specifically prohibits the repricing of options or stock appreciation rights without stockholder approval.
•
No Liberal Share Recycling: Shares used to pay the exercise price or withholding taxes related to an equity award, unissued shares resulting from the net settlement of any such equity awards, and shares purchased by the Company in the open market using the proceeds of option exercises do not become available for issuance under the 2026 Equity Plan.
•
Limitation on Terms of Stock Options and Stock Appreciation Rights: The maximum term of each stock option and stock appreciation right is ten years.
•
No Transferability: Awards generally may not be transferred, except by will or the laws of descent and distribution, except nonqualified stock options may be transferred to certain permitted transferees, in the sole discretion of the Human Resources and Compensation Committee.
•
No Evergreen Provision: The 2026 Equity Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.
•
No Automatic Grants: The 2026 Equity Plan does not provide for automatic grants to any participant.
•
No Tax Gross-Ups: The 2026 Equity Plan does not provide for any tax gross-ups.
•
Multiple Award Types: The 2026 Equity Plan permits the issuance of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards, and other equity-based awards, as further described under “Types of Awards Available” above. This breadth of award types will enable the Human Resources and Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant, which standards have changed over time.
•
Independent Oversight: The 2026 Equity Plan is administered by a committee of independent Board members.

Federal Income Tax Consequences

The following summarizes only the federal income tax consequences of participation under the 2026 Equity Plan based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the 2026 Equity Plan is strongly urged to consult with his or her tax advisor regarding participation in the Plan.

Nonqualified Stock Options. A participant receiving a nonqualified stock option will not recognize taxable income upon grant. Upon exercise of the nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price, and the Company will be entitled to a deduction in an equal amount in the same tax year, assuming a deduction is allowed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of a subsequent sale or disposition of shares obtained upon exercise of the stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

Incentive Stock Options. A participant receiving incentive stock options will not be taxed, and the Company is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Code Section 422 continue to be met. Although a participant does not recognize ordinary income when exercising an incentive stock option, the difference between the fair market value of the shares at exercise and the exercise price is a tax preference item that may be subject to the alternative minimum tax. If the stock option holder meets the employment requirements and does not dispose of the shares of the Company’s common stock acquired upon exercise of an incentive stock option until at least one (1) year after date of the exercise of the stock option and at least two (2) years after the date the stock

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option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of the Company’s common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the Company’s common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, the Company will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming a deduction is allowed under Code Section 162(m).

Stock Appreciation Rights (SARs). The grant of a SAR will not cause the participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and the Company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming a deduction is allowed under Code Section 162(m).

Restricted Stock, Restricted Stock Units, Performance Compensation Awards and Other Equity-Based Awards.The federal income tax consequences with respect to restricted stock, restricted stock units, performance compensation awards and other equity-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by the Company, assuming a deduction is allowed under Code Section 162(m). Under certain circumstances, the participant, by making an election under Code Section 83(b), can accelerate federal income tax recognition with respect to an award of stock subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the Company’s deduction (assuming a deduction is allowed under Code Section 162(m)) will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award at the time of grant to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Company, assuming a deduction is allowed under Code Section 162(m). If a stock unit award or other equity-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by the Company, assuming a deduction is allowed under Code Section 162(m).

Certain types of awards under the 2026 Equity Plan, including cash-settled stock appreciation rights and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A of the Internal Revenue Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2026 Equity Plan and awards granted thereunder will be interpreted to comply with Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Internal Revenue Code. To the extent determined necessary or appropriate by the Compensation Committee, the plan and applicable award agreements may be amended to comply with Section 409A of the Internal Revenue Code or to exempt the applicable awards from Section 409A of the Internal Revenue Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes the securities that have been authorized for issuance as of December 31, 2025 under the 2017 Equity Plan. The 2017 Equity Plan is described in Note 16 to the financial statements in the Company’s Form 10‑K for the year ended December 31, 2025. This table does not include the shares

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available for issuance under the 2026 Equity Plan that is being submitted for stockholder approval at the annual meeting.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders:
2017 Equity Plan	492,850	$—	3,945,930

New Plan Benefits

If the 2026 Equity Plan is approved by stockholders, awards granted after the Annual Meeting will be granted under the 2026 Equity Plan. Because such future awards will be granted in the discretion of the Human Resources and Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. However, we currently anticipate that, if the 2026 Equity Plan is approved by the Company’s stockholders, RSU awards will be granted under the 2026 Equity Plan shortly after the Annual Meeting to the Company’s non-employee directors. The following table and accompanying narrative provide information about these anticipated grants, which are expected to be subject to vesting on the first anniversary of the date of grant.

Name and Position	Dollar Value	Target Number of Restricted Stock Units

Executive Officer Group (1)	—	—
Non-Executive Director Group (2)	$650,000	(3)
Non-Executive Officer Employee Group (4)	—	—

(1)
Consists of all current executive officers as a group.
(2)
Consists of all current directors who are not employees of the Company.
(3)
To be determined based on closing market price of a share of the Company’s common stock on the grant date.
(4)
Consists of all employees, including all current officers who are not executive officers, as a group.

The dollar amount in the table above represents the value of the aggregate number of RSUs that are currently expected to be granted shortly following the Annual Meeting under the 2026 Equity Plan if it is approved by the Company’s stockholders. The number of shares of the Company’s common stock subject to such awards generally will be determined at the time of such grants. At this time, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2026 Equity Plan to each of the Company’s named executive officers or any other employees because the granting of awards under the 2026 Equity Plan is subject to the discretion of the Human Resources and Compensation Committee.

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Required Vote for Approval and Recommendation of the Board of Directors

The approval of the 2026 Equity Plan requires an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the virtual Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes (if any) are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval of the 2026 Equity Plan.

Our Board of Directors recommends that stockholders vote FOR the approval of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan.

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Proposal 3 — Advisory Vote on the Compensation of

Our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the rules of the SEC. We intend to continue to hold such an advisory vote on the compensation of our NEOs, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of stockholders until the next vote on the frequency of the say-on-pay vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next advisory vote on the frequency of say-on-pay votes will occur at the 2030 Annual Meeting of Stockholders.

As described in detail in the Compensation Discussion and Analysis, we seek to align the interests of our NEOs with the interests of our stockholders and to reward performance that enhances stockholder returns. We believe that our compensation program has been, and will continue to be, successful in retaining and motivating our executive officers as necessary for the current and long-term success of the Company.

We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and narrative disclosures.”

While this say-on-pay vote is non-binding and advisory, the Board of Directors and the Compensation Committee value the opinions of our stockholders and intend to consider the vote of the Company’s stockholders when considering future compensation arrangements. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, the Compensation Committee and Board will evaluate whether any actions are necessary to address the concerns of stockholders.

Required Vote for Approval and Recommendation of the Board of Directors

The approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement, requires an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the virtual Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes (if any) are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval, on an advisory basis, of the compensation of our NEOs. The outcome of this proposal is advisory in nature and is non-binding.

Our Board of Directors recommends that stockholders vote FOR the compensation of our NEOs.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last fiscal year or an immediate family member of any of the foregoing. Pursuant to the Company’s Related Party Transactions Policy and the Audit Committee’s written charter, the Audit Committee is responsible for reviewing and, subject to certain exceptions, approving or recommending to the Board for approval all related party transactions, including any that we would be required to disclose pursuant to Item 404 of Regulation S-K promulgated by the SEC. The Audit Committee, in determining whether to approve a related party transaction, considers various factors, including whether the related party transaction complies with the restrictions set forth in the Company’s asset-based revolving credit agreement and the indenture governing the Company’s outstanding notes, the benefit of the transaction to us, whether it is on terms and conditions no less favorable to us than may reasonably be expected in arm’s-length transactions with unrelated parties, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee reviews, at least annually, a summary of our transactions with our directors and officers and with firms that employ our directors, as well as any other related person transactions.

Related Person Transactions Entered into by the Company

Other than compensation agreements and other arrangements, which are described under “Executive Officer and Director Compensation,” since January 1, 2025, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors hereby submits the following report:

•
Management is responsible for the financial reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the consolidated financial statements and a report on the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2025 with management and Ernst & Young LLP, the Company’s independent auditors.
•
The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
•
The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable rules of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young LLP its independence.

Based on the foregoing review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

AUDIT COMMITTEE

Alan H. Schumacher, Chairman

Kimberly Y. Chainey

Lisa M. Schnorr

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FEES PAID TO INDEPENDENT AUDITORS

The Audit Committee has approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Ernst & Young LLP has audited our financial statements since 2016 and has served as our auditors since the Company’s inception.

The aggregate fees billed by Ernst & Young LLP to the Company for the audit of the Company’s annual consolidated financial statements and services rendered by the independent registered public accounting firm for the years ended December 31, 2025 and December 31, 2024 are set forth below.

	Fiscal Years

	2025	2024
Audit Fees(1)	$1,555,000	$1,380,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	5,720	5,720
TOTAL FEES	$1,560,720	$1,385,720

(1)
For fiscal years 2025 and 2024, audit fees included fees associated with the annual audits of the consolidated financial statements and the Company’s internal control over financial reporting, and reviews of the Company’s quarterly reports on Form 10-Q, as well as services for comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultation and research work necessary to comply with the standards of the PCAOB.
(2)
For fiscal years 2025 and 2024, there were no audit-related fees billed or incurred.
(3)
For fiscal years 2025 and 2024, there were no tax fees billed or incurred.
(4)
For fiscal years 2025 and 2024, the other fees related to an accounting research tool service.

The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax Fees” and “All Other Fees” is compatible with maintaining the auditors’ independence.

Approval of Audit and Non-Audit Services

All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee in accordance with the Audit Committee Pre-Approval Policy. The Audit Committee annually reviews a detailed list of the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. All of the fees described above under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

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Proposal 4 — Ratification of Appointment of

Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for the Company to audit its consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2026. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board, at the request of the Audit Committee, has decided to ascertain the position of the stockholders on the appointment. If the appointment is not ratified by an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at this virtual Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following year. However, the outcome of this proposal is non-binding and advisory in nature.

One or more representatives of Ernst & Young LLP will participate in the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Required Vote for Approval and Recommendation of the Board of Directors

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 will be ratified if approved by the affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for a beneficial owner, may exercise discretion to vote on this proposal without instruction of the beneficial owner of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of the independent registered public accounting firm.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 3, 2026 by:

(i)
each of our directors;
(ii)
each of our NEOs listed in the “Summary Compensation Table” on page 60;
(iii)
all of our current directors and executive officers as a group; and
(iv)
each stockholder known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 3, 2026, pursuant to derivative securities, such as RSUs, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on an aggregate of 52,799,430 shares of common stock outstanding as of March 3, 2026.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer is: c/o Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.

	Common Stock Beneficially Owned

Name of Beneficial Owner	Number	Percentage
5% Stockholders:
BlackRock, Inc.(1)	7,238,303	13.8%
The Vanguard Group(2)	5,937,166	11.3%
State Street Corporation(3)	2,903,814	6.5%
T. Rowe Price Associates, Inc.(4)	2,700,036	5.1%
Named Executive Officers and Directors:
Walter J. Scheller, III	367,793	*
Jack K. Richardson	217,667	*
Dale W. Boyles	187,601	*
Kelli K. Gant	87,775	*
Charles Lussier	85,185	*
Kimberly Y. Chainey(6)	2,534	*
J. Brett Harvey(7)	43,001	*
Lisa M. Schnorr(8)	11,857	*
Alan H. Schumacher(9)	42,054	*
Stephen D. Williams(10)	35,103	*
All current executive officers and directors as a group (11 persons)(11)	1,104,912	2.1%

* Represents beneficial ownership of less than 1% of the shares of common stock.

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(1)
BlackRock, Inc., a parent holding company, along with and on behalf of its wholly-owned subsidiaries (i) BlackRock Life Limited, (ii) Aperio Group, LLC, (iii) BlackRock Advisors, LLC, (iv) BlackRock Fund

Advisors, (v) BlackRock Institutional Trust Company, National Association, (vi) BlackRock Asset Management Ireland Limited, (vii) BlackRock Financial Management, Inc., (viii) BlackRock Japan Co., Ltd., (ix) BlackRock Asset Management Schweiz AG, (x) BlackRock Investment Management, LLC, (xi) BlackRock Investment Management (UK) Limited, (xii) BlackRock Asset Management Canada Limited, and (xiii) BlackRock Investment Management (Australia) Limited (collectively, “BlackRock”), has beneficial ownership of 7,238,303 shares of common stock, of which BlackRock has sole voting power with respect to 7,105,462 shares and sole dispositive power with respect to all 7,238,303 shares.

The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. This information is based solely upon our review of a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2024, reporting beneficial ownership as of December 31, 2023.

(2)
The Vanguard Group, Inc. (“Vanguard”) has beneficial ownership of 5,937,166 shares of common stock, of which Vanguard has shared voting power with respect to 53,684 shares, sole dispositive power with respect to 5,830,379 shares and shared dispositive power with respect to 106,787 shares.

The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based solely upon our review of an amended Schedule 13G filed by Vanguard with the SEC on November 12, 2024, reporting beneficial ownership as of September 30, 2024.

(3)
State Street Corporation, a parent holding company, along with and on behalf of its wholly-owned subsidiaries (i) SSGA Funds Management, Inc., (ii) State Street Global Advisors Asia Limited, (iii) State Street Global Advisors Europe Limited, (iv) State Street Global Advisors Limited, (v) State Street Global Advisors Trust Company, (vi) State Street Global Advisors, Australia, Limited, and (vii) State Street Global Advisors, Ltd. (collectively, “State Street”), has beneficial ownership of 3,404,237 shares of common stock, of which State Street has shared voting power with respect to 3,202,986 shares and shares dispositive power with respect to 3,404,237 shares.

The address of State Street is One Congress St., Suite 1, Boston, Massachusetts 02114. This information is based solely upon our review of a Schedule 13G filed by State Street with the SEC on October 17, 2024, reporting beneficial ownership as of September 30, 2024.

(4)
T. Rowe Price Associates, Inc. ("TRPA"), has beneficial ownership of 2,700,036 shares of common stock, of which TRPA has sole voting power with respect to 2,661,448 shares and sole dispositive power with respect to 2,700,028 shares.

The address of TRPA is 1307 Point Street, Baltimore, Maryland 21231. This information is based solely upon our review of a Schedule 13G filed by TRPA with the SEC on February 17, 2026, reporting beneficial ownership as of December 31, 2025.

(5)
Includes 2,534 shares underlying RSUs that vest within 60 days of March 3, 2026.
(6)
Includes 3,041 shares underlying RSUs that vest within 60 days of March 3, 2026.
(7)
Includes 2,534 shares underlying RSUs that vest within 60 days of March 3, 2026.
(8)
Includes 2,534 shares underlying RSUs that vest within 60 days of March 3, 2026.
(9)
Includes 2,534 shares underlying RSUs that vest within 60 days of March 3, 2026.
(10)
Includes shares underlying RSUs that vest within 60 days of March 3, 2026 as described in footnotes (5)‑(9).

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OTHER MATTERS

As of the date of this Proxy Statement, the Board and management do not know of any business which will be presented for consideration at the Annual Meeting other than those matters specified herein and in the Notice of Annual Meeting of Stockholders. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment.

DEADLINES FOR STOCKHOLDER PROPOSALS

Proposals Pursuant to Rule 14a-8

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals may be eligible for inclusion in the proxy statement for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”). Any stockholder intending to present a proposal for inclusion in the proxy statement for the 2027 Annual Meeting must provide timely written notice of the proposal to our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2). The Company must receive the proposal by November 10, 2026, for possible inclusion in the proxy statement. If the date of the 2027 Annual Meeting changes by more than 30 days from April 20, 2027, then the deadline to submit stockholder proposals for inclusion in the proxy statement for the 2027 Annual Meeting will be a reasonable time before the Company begins to print and mail its proxy materials for the 2027 Annual Meeting. The Company will determine whether to include a proposal in the 2027 proxy statement in accordance with the SEC rules governing the solicitation of proxies.

Proxy Access Director Nominees

Our Bylaws permit a stockholder (or group of up to 20 stockholders) that has owned at least 3% of the outstanding shares of the Company’s common stock continuously for at least three years to submit a number of director nominees, such number not to exceed 20% of the number of directors on the Board, for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. To be considered for inclusion in the Company’s proxy statement for the 2027 Annual Meeting, the proposing stockholder(s) must send notice and the required information to the Secretary so that it is received no earlier than November 10, 2026 and no later than December 10, 2026 (as modified by the immediately following sentence, the “Advance Notice Window”). If the date of the 2027 Annual Meeting is called for a date that is more than 30 days earlier or more than 60 days after April 20, 2027, then to be timely the nomination of a director to be included in the Company’s proxy statement must be received by the Company no earlier than the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to the meeting and the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws.

Other Proposals and Nominees

In addition, under our Bylaws, any stockholder of record intending to nominate a candidate for election to the Board or to propose any business at the 2027 Annual Meeting must give timely written notice to our Corporate Secretary at the address set forth below. A nomination or proposal for the 2027 Annual Meeting will be considered timely if it is received within the Advance Notice Window (as defined above). The notice of nomination or proposal must detail the information specified in the Company’s Bylaws. We will not entertain any proposals or nominations at the 2027 Annual Meeting that do not meet the requirements set forth in our Bylaws.

The Bylaws are posted in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link). To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.

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In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice to the Company that complies with the informational requirements of Rule 14a-19 under the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. Each stockholder continues to receive a separate proxy card. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call the Broadridge Householding Election system at (866) 540-7095 or reach them in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 to decline or modify previous householding elections. You can also request prompt delivery of a copy of the proxy statement and annual report by sending a written request to Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary, or by calling the Company at (205) 554-6150.

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APPENDIX A

WARRIOR MET COAL, INC.

2026 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a)
“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)
“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Compensation Award or Other Equity-Based Award granted under the Plan.
(c)
“Award Agreement” means a written agreement between the Company and a Participant evidencing the grant of an Award to the Participant.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Business Combination” has the meaning given such term in the definition of “Change in Control.”
(f)
“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant's employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant's (A) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) engaging in conduct that constitutes fraud or embezzlement, (C) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to the Company's or any Affiliate's business or reputation, (D) breach of any material terms of written agreement between the Company and the Participant, (E) continued willful failure to substantially perform the Participant's duties on behalf of the Company and its Affiliates or (F) breach of any material policy of the Company or any Affiliate. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.
(g)
“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company

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Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(g), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(g)(iii)(A), 2(g)(iii)(B) and 2(g)(iii)(C);

(ii) During any period of twelve (12) consecutive months, individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization (excluding a reorganization under either Chapter 7 or Chapter 11 of Title 11 of the United States Code), merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

To the extent an Award provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and a Change in Control is intended to constitute a payment event under such Award, then Change in Control shall mean a transaction, event or circumstance that is both (x) described in the preceding provisions of this definition, and (y) a "change in control event" within the meaning of Treasury Regulations Section 1.409A-3(i)(5).

(h)
“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

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(i)
“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.
(j)
“Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).
(k)
“Company” means Warrior Met Coal, Inc., a Delaware corporation, and any successor thereto.
(l)
“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(m)
“Dividend Equivalents” has the meaning given such term in Section 9(d)(iii) of the Plan.
(n)
“Effective Date” means the date as of which this Plan is adopted by the Board.
(o)
“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(p)
“Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to Rule 701 of the Securities Act, or any other available exemption, as applicable; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).
(q)
“Exchange Act” has the meaning given such term in the definition of "Change in Control," and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(r)
“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(s)
“Fair Market Value” means, on a given date, (i) if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing sales price of the Common Stock reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on the New York Stock Exchange or another national securities exchange, but is quoted in an interdealer quotation system on a last sale basis, the closing bid price or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in accordance with Section 409A of the Code and the regulations thereunder to be the fair market value of the Common Stock.
(t)
“Immediate Family Members” has the meaning given such term in Section 15(d) of the Plan.
(u)
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

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(v)
“Incumbent Board” has the meaning given such term in the definition of "Change in Control."
(w)
“Indemnifiable Person” has the meaning given such term in Section 4(e) of the Plan.
(x)
“ISO Limit” has the meaning given such term in Section 5(b) of the Plan.
(y)
“Mature Shares” means shares of Common Stock owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.
(z)
“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award.
(aa)
“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(bb)
“Option” means an Award granted under Section 7 of the Plan.
(cc)
“Option Period” has the meaning given such term in Section 7(c) of the Plan.
(dd)
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Compensation Award that is granted under Section 11 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
(ee)
“Outstanding Company Common Stock” has the meaning given such term in the definition of “Change in Control.”
(ff)
“Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”
(gg)
“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(hh)
“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 10 of the Plan.
(ii)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period.
(jj)
“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.
(kk)
“Permitted Transferee” has the meaning given such term in Section 15(d) of the Plan.
(ll)
“Person” has the meaning given such term in the definition of “Change in Control.”
(mm)
“Plan” means this Warrior Met Coal, Inc. 2026 Equity Incentive Plan.
(nn)
“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

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(oo)
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(pp)
“Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(qq)
“SAR Period” has the meaning given such term in Section 8(b) of the Plan.
(rr)
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss)
“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(tt)
“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(uu)
“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)
“Substitute Award” has the meaning given such term in Section 5(e).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a)
The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)
Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to:

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(i) designate Participants;

(ii) determine the type or types of Awards to be granted to a Participant;

(iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(iv) determine the terms and conditions of any Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee;

(vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan;

(ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards;

(x) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(xi) determine the target number of shares of Common Stock to be associated with a Performance Compensation Award, the Performance Goals applicable to such Performance Compensation Award, the Performance Period(s) and the number of shares of Common Stock earned by a Participant;

(xii) in accordance and consistent with Section 409A of the Code, amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or the term of any outstanding Award or extending the exercise period of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(xiii) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to employees under the Company’s employment policies;

(xiv) make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and

(xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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(c)
The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.
(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)
No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)
Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a)
The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Compensation Awards and/or Other Equity-Based Awards to one or more Eligible Persons.
(b)
Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan an aggregate of 3,775,000 shares of Common Stock, plus the number of shares of Common Stock underlying any award granted under the Warrior Met Coal, Inc. 2017 Equity Incentive Plan that expires, terminates or is cancelled or forfeited under the terms of such plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 943,750 shares of Common Stock may be made to any single Participant during any calendar year and, subject to Section 12 of the Plan, grants of Incentive Stock Options under the Plan in respect of no more than 943,750 shares of Common Stock may be made to any single Participant during any single calendar year (the “ISO Limit”); (iii) subject to Section 12 of the Plan, no more than 943,750 shares of Common Stock may be earned in respect of Performance Compensation Awards granted pursuant to Section 10 of the Plan to any single Participant for a single calendar year during a Performance Period, or

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in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 943,750 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (iv) subject to Section 12 of the Plan, the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed a total value of $1,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
(c)
Shares of Common Stock used to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, are cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.
(d)
Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)
Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the aggregate number of shares of Common Stock available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options.

(a)
Generally. Each Option granted under the Plan shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)
Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant

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of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant.
(c)
Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant's death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant's death or disability, and other than such Participant's termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant's employment or service by the Company for Cause.
(d)
Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a "net exercise" method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash.
(e)
Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f)
Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the

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Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
(g)
Dividend Equivalents on Options. In no event shall any Dividend Equivalents be paid with respect to any Options until such Options are vested, it being understood that Dividend Equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any). In any event, any such payment shall be made no later than two and one-half (2 ½) months following the end of the calendar year in which such vesting occurs.

8. Stock Appreciation Rights.

(a)
Generally. Each SAR granted under the Plan shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)
Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant's death or disability (as determined, by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant's death or disability, and other than such Participant's termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant's employment or service by the Company for Cause.
(c)
Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(d)
Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.
(e)
Dividend Equivalents on SARs. In no event shall any Dividend Equivalents be paid with respect to any SARs until such awards are vested, it being understood that Dividend Equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any). In any event, any such payment shall be made no later than two and one-half (2 ½) months following the end of the calendar year in which such vesting occurs.

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9. Restricted Stock and Restricted Stock Units.

(a)
Generally. Each grant of Restricted Stock and Restricted Stock Units shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)
Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee may cause a stock certificate registered in the name of the Participant to be issued and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c)
Vesting; Acceleration of Lapse of Restrictions. Except as provided below: (i) the Restricted Period shall lapse as determined by the Committee and set forth in an Award Agreement; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d)
Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, any stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

(iii) At the discretion of the Committee, each share of Restricted Stock or each Restricted Stock Unit may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular share of Restricted Stock or Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market

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Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon vesting of such share of Restricted Stock or settlement of such Restricted Stock Unit, as applicable (in any event, no later than two and one-half (2 ½) months following the year in which such vesting or settlement occurs), and if such share of Restricted Stock or such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents (except as otherwise set forth by the Committee in the applicable Award Agreement).

(e)
Legends on Restricted Stock. Any certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

10. Performance Compensation Awards.

(a)
Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Compensation Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)
Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Earning Performance Compensation Awards. The number of shares of Common Stock or other securities earned by a Participant with respect to a Performance Compensation Award will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 10, but in no event later than two and one‑half (2 ½) months following the end of the fiscal year during which the Performance Period is completed.

(vi) Dividend Equivalents on Performance Compensation Awards. In no event shall any Dividend Equivalents be paid with respect to any Performance Compensation Awards until such awards are vested, it being understood that Dividend Equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any). In any event, any such payment shall be made no later than two and one-half (2 ½) months following the end of the calendar year in which such vesting occurs.

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11. Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. Unless otherwise provided in an Award Agreement, payment of any such Other Equity-Based Award shall be made no later than two and one-half (2 1⁄2) months following the end of the calendar year in which vesting occurs. In no event shall any Dividend Equivalents be paid with respect to any Other Equity-Based Awards until such awards are vested, it being understood that Dividend Equivalents may be credited with respect to such awards, with payment subject to such awards actually vesting (if any). In any event, any such payment shall be made no later than two and one-half (2 ½) months following the end of the calendar year in which such vesting occurs.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable to the extent necessary to preserve the economic intent of such Award, including without limitation any or all of the following:

(a)
adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Goals);
(b)
providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and
(c)
cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange

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Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control.

(a)
Except to the extent otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control:

(i) the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(ii) the Restricted Period shall expire as of a time prior to the Change in Control;

(iii) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained; and

(iv) the Committee shall cause Awards previously deferred to be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (i) through (iv) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

(b)
In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or SAR with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.

14. Amendments and Termination.

(a)
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b)
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without

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the consent of the affected Participant; provided, further, that without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

15. General.

(a)
Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.
(b)
Acceleration of Exercisability and Vesting; Minimum Vesting Requirement. In accordance and consistent with Section 409A of the Code, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than one (1) year after the Grant Date; provided that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards and (ii) any additional Awards the Committee may grant, up to a maximum of 5% of the aggregate number of shares of Common Stock available for Awards under the Plan pursuant to Section 5 (subject to adjustment under Section 12); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in the terms of any Award Agreement upon the occurrence of a specified event.
(c)
Clawback. Notwithstanding any other provisions in this Plan, in accordance and consistent with Section 409A of the Code, all Awards granted under the Plan shall be subject to recovery under any law, government regulation or stock exchange listing requirement or any policy adopted by the Company that may be modified from time to time (a “Clawback Policy”). By accepting an Award, the Participant is agreeing to be bound by any Clawback Policy, as in effect or as may be adopted or modified from time to time by the Company in its discretion.
(d)
Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement. (each

Warrior	2026 Proxy Statement	A-15

transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(e)
Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(f)
No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.
(g)
International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

A-16	Warrior	2026 Proxy Statement

(h)
Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(i)
Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(j)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(k)
Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or interdealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of

Warrior	2026 Proxy Statement	A-17

(A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(l)
Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(m)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(n)
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o)
Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(p)
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(q)
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r)
Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

As adopted by the Board of Directors of Warrior Met Coal, Inc. on February 10, 2026 and approved by the stockholders of Warrior Met Coal, Inc. on [April 20], 2026.

A-18	Warrior	2026 Proxy Statement

WARRIOR

16243 Highway 216 | Brookwood, AL 35444 USA
(205) 554-6150
www.warriormetcoal.com

c/o Corporate Election Services P.O. Box 1150 Pittsburgh, PA 15230 WARRIOR MET COAL, INC. ANNUAL MEETING OF STOCKHOLDERS April 20, 2026 YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Warrior Met Coal, Inc. for the 2026 annual meeting of stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: Your vote is important! Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible by: Internet Access the Internet site and cast your vote: www.cesvote.com OR Telephonec Call Toll-Free: 1-888-693-8683 OR Mail Return your proxy card/voting instruction form in the postagepaid envelope provided Any Internet or telephone votes must be received by 11:59 p.m. Eastern Daylight Time on April 19, 2026, and any mail votes must be received by April 19, 2026. Control Number Please sign and date the proxy card below and fold and detach at the perforation before mailing. Warrior Met Coal, Inc. 2026 Annual Meeting of Stockholders April 20, 2026 9:00 a.m., Central Time This Proxy is Solicited on Behalf of the Board of Directors J. Brett Harvey and Kelli K. Grant, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Warrior Met Coal, Inc. to be held virtually on April 20, 2026 or at any postponement or adjournment thereof. Proxy Card Shares represented by this properly executed proxy will be voted in accordance with any directions provided by the stockholder. If no contrary direction is indicated, the Proxies will vote FOR the election of the six director nominees, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. In their discretion, the Proxies are authorized to vote for a substitute nominee designated by the Board of Directors with respect to Proposal 1 and upon such other business as may properly come before the meeting. Date: Signature Signature INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign infull corporate or partnership name, by authorized officer.

YOUR VOTE IS IMPORTANT! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON APRIL 19, 2026. IF YOU DO NOT VOTE VIA THE INTERNET OR TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED NO LATER THAN APRIL 19, 2026 If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Warrior Met Coal, Inc.’s proxy solicitor: 333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902 Stockholders Call Toll-Free: (833) 924-7454 Email: hcc.info@investor.sodali.com Please sign and date the proxy card below and fold and detach at the perforation before mailing. Warrior Met Coal, Inc. Proxy Card The Board of Directors recommends a vote FOR the election of the six director nominees, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. None of the proposals are conditioned on the approval of any other proposal. 1. MANAGEMENT PROPOSAL: To elect six director nominees to the Board of Directors. For Against Abstain (1) J. Brett Harvey☐☐☐ (2) Kimberly Y. Chainey ☐☐☐ (3) Walter J. Scheller, III ☐☐☐ For Against Abstain (4) Lisa M. Schnorr ☐☐☐ (5) Alan H. Schumacher ☐☐☐ (6) Stephen D. Williams ☐☐☐ 2. MANAGEMENT PROPOSAL: To approve the adoption of the Warrior Met Coal, Inc. 2026 Equity Incentive Plan (the “2026 Equity Plan”). FOR ☐ AGAINST ☐ ABSTAIN 3. MANAGEMENT PROPOSAL: To approve, on an advisory basis, the compensation of the Company’s named executive officers. FOR ☐ AGAINST ☐ ABSTAIN 4. MANAGEMENT PROPOSAL: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. FOR ☐ AGAINST ☐ ABSTAIN CONTINUED AND TO BE SIGNED ON REVERSE SIDE